--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           INTERNATIONAL AGGRESSIVE
                                  GROWTH FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2001




                     [LOGO] Smith Barney
                            Mutual Funds
                     Your Serious Money. Professionally Managed. /SM/


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


JAMES B. CONHEADY, JEFFREY J. RUSSELL,
PORTFOLIO MANAGERS

         Classic Series
   [GRAPHIC]


 Annual Report . October 31, 2001

 SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      JAMES B. CONHEADY

      James B. Conheady has more than 40 years of securities business experience and has been managing the Fund since its inception.

      Education: BSS from Georgetown University

      FUND OBJECTIVE

      The Fund seeks total return on its assets from growth of capital and income. It aims to achieve this objective by investing principally in a portfolio of equity securities of established non-U.S. issuers.

      FUND FACTS

      FUND INCEPTION
      -----------------
      February 21, 1995

      MANAGER TENURE
      -----------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      20 Years (Jeffrey J. Russell)
      40 Years (James B. Conheady)

                    CLASS 1 CLASS A CLASS B CLASS L
----------------------------------------------------
NASDAQ               CSQIX   CSQAX   CSQBX    N/A
----------------------------------------------------
INCEPTION           8/8/96  2/21/95 2/21/95 9/13/00
----------------------------------------------------

Average Annual Total Returns as of October 31, 2001

                        Without Sales Charges/(1)/
                 Class 1  Class A/(2)/ Class B/(2)/ Class L
-------------------------------------------------------------
One-Year         (51.20)%   (51.53)%     (51.88)%   (51.62)%
-------------------------------------------------------------
Five-Year          4.83       4.37         3.58        N/A
-------------------------------------------------------------
Since Inception+   5.25       8.51         7.71     (51.95)
-------------------------------------------------------------

                          With Sales Charges/(3)/
                 Class 1  Class A/(2)/ Class B/(2)/ Class L
-------------------------------------------------------------
One-Year         (55.35)%   (53.95)%     (54.29)%   (52.58)%
-------------------------------------------------------------
Five-Year          2.99       3.31         3.41        N/A
-------------------------------------------------------------
Since Inception+   3.47       7.67         7.71     (52.38)
-------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class 1 shares is August 8, 1996. Inception date for Class
  A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.



What's Inside
Your Investment in the Smith Barney International Aggressive Growth Fund ....1
Letter to Our Shareholders....................................................2
Historical Performance .......................................................6
Fund at a Glance..............................................................8
Schedule of Investments.......................................................9
Statement of Assets and Liabilities .........................................12
Statement of Operations......................................................13
Statements of Changes in Net Assets .........................................14
Notes to Financial Statements................................................15
Financial Highlights.........................................................21
Independent Auditor's Report ................................................24

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND

Guided by seasoned portfolio managers Jeff Russell and James Conheady, the International Aggressive Growth Fund seeks total return on its assets from growth of capital and income.

          Overseas Companies Positioned for Rapid Growth
          Messrs. Russell and Conheady use a rigorous process in carefully evaluating companies, seeking dynamic
[GRAPHIC] businesses that they believe show a potential for superior and sustainable revenue and earnings growth.
          They also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy.

          A Pure Investment in the Overseas Markets
[GRAPHIC] Messrs. Russell and Conheady are firm believers that a world of opportunity exists beyond the United
          States.While most global mutual funds may allocate a substantial portion of assets to the U.S. markets, the
          Portfolio manager's invest most of the Fund's assets in countries other than the U.S.

          Portfolio Manager-Driven Funds -- The Classic Series
[GRAPHIC] The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

          A Distinguished History of Managing Your Serious Money
[GRAPHIC] Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith
          Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

Dear Shareholder:

Enclosed herein is the annual report for the Smith Barney International Aggressive Growth Fund ("Fund") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended October 31, 2001, the Fund's Class A shares, without sales charges, returned negative 51.53%. In comparison, the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE")/1/ returned negative 18.39% for the same period. Past performance is not indicative of future results.

Investment Strategy
As international stock investors, we look for companies with the following qualities and characteristics: above-average earnings growth, high relative return on invested capital; experienced and effective management; effective research, product development and marketing; competitive advantages and strong financial condition or stable or improving credit quality.

We believe that, while a sector or region may have winners and losers, great companies stand out because of their marketplace strategy, leadership and management.

Market and Fund Overview
For the second consecutive fiscal year, a series of extraordinary events significantly influenced the Fund. In several key aspects, however, the year 2001 was a studied contrast to the trends that prevailed in the prior year:

    . In 2001, the U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate cuts designed to reinvigorate the slowing U.S. economy. This brought inflation-adjusted short-term yields to historically low levels.

    . The trading value of the new European currency, the euro, stabilized against the U.S. dollar in 2001, compared to sharp declines in 2000.

    . Energy prices fell sharply toward the end of 2001--a welcome change from the price increases of 2000. Oil prices fell as expectations regarding the demand for global energy slid precipitously in the aftermath of the September 11th attacks and on news about weakening industrial production.

    . Many international growth stocks/2/ began to rally at the end of the period, after 18 months of outperformance by international value stocks./3/ We believe the sustainability of this trend will depend on the depth and duration of the global economic slowdown.

    . The geographical composition of the Fund shifted during the period, primarily due to the outperformance of European stocks.


--------
1 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australia, Asia and the Far East. Please note that an investor cannot invest directly in an index.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


2 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

During the period, European equity markets declined as the recession in the U.S. affected Europe's export-oriented economies. In our view, the European Central Bank ("ECB") was slow to recognize and act on the growing risk of recession. Following the events of September 11th, however, the ECB reduced interest rates with far greater urgency.

The European equity markets are heavily weighted toward financial services stocks, especially banks and insurers. European banks have been aggressively acquiring investment banking businesses and those equities that suffered from the cyclical downturn of the financial markets. European insurance stocks also suffered from the decline in equities, which represent a far greater proportion of their assets compared to U.S. insurers. The liabilities stemming from the events of September 11th weighed on these insurance stocks as well.

Over the past five years, European investors have begun a significant reallocation of pension and personal portfolio assets away from fixed income securities and into equities. The bear market of the past 18 months resulted in the liquidation of equity mutual funds by many European investors, however, exacerbating the already volatile markets.

Several of the Fund's holdings in the telecommunications sector hurt the Fund's performance during the period due to concerns over indebtedness in the aftermath of the wireless license auctions. Some of these stocks recently regained favor, however, because their balance sheets may benefit from lower interest rates and their operations are focused regionally rather than on exports.

The Asian equity markets also suffered during the period. Many of these markets have a high representation of technology-related stocks, including those of key manufacturers and assemblers of components and semiconductors. As the global technology depression came into clear focus during the period, the Asian economies were subject to significant downgrades in earnings projections.

During the period, Japan elected a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been slow and the financial system continues to face pressure, weighed down by bad debts and a deflationary environment. Rising unemployment and a steady stream of bankruptcies underscore the fragility of Japan's domestic demand. The Fund's portfolio remains underweighted in Japan versus the MSCI EAFE Index.

The emerging markets were not exempt from the global economic downturn during the period. Falling commodity prices in many sectors put pressure on earnings in many emerging markets, which tend to be commodity-dependent export economies. Argentina's continued economic woes weighed heavily on the emerging markets fixed-income sector. The country's proposal to reschedule its debt payments has only increased investors' aversion. Because of these factors, we limited the Fund's emerging market investments during the period.


The Fund's top ten holdings, as of October 31, 2001, reflect an eclectic mix of investment themes. These holdings illustrate our growth-oriented stock selection criteria.

   1. Groupe Danone of France produces global branded consumer products. The company's offerings include dairy products (Dannon yogurt), bottled water (Evian) and baked goods.

   2. Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demands Mettler's highly sophisticated instruments and information management solutions.

   3. Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Europe, has increased the demand for Tomra's products and materials-recycling processes.



3 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

   4. Elan Corp. PLC of Ireland is a specialty pharmaceutical company with strengths in pharmaceutical discovery and drug-delivery technology. The company's substantial research and development pipeline is focused on multiple sclerosis, Crohn's disease and Alzheimer's disease.

   5. Serco Group PLC of the United Kingdom is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.

   6. Novo Nordisk A/S of Denmark is the biggest European factor in diabetes care through the production of insulin and a range of application products. Novo also has an innovative therapeutic agent for treatment of selected blood disorders.

   7. MLP AG of Germany is a full-service retail financial services organization offering professional high-income clients a diversity of investment products.

   8. William Demant AIS of Denmark is a global leader in the digital hearing aid industry.

   9. Capita Group PLC is a leader in business process outsourcing in the United Kingdom to the private sector and to local government institutions. The company provides a host of services, including customer service functions, human resources, training and software solutions.

  10. Celestica Inc. of Canada provides contract electronic manufacturing services to original equipment manufacturers. Celestica manufactures, assembles and tests a host of products for prominent global electronic companies.

Market and Fund Outlook
The past fiscal year has been marked by exceptional investment challenges from the slowing global economy, the terrorist attacks of September 11th, and sharp swings in investor sentiment. The events of September 11th in particular introduced significant new risks and uncertainties to an already-weakened global environment. The likely short and medium-term shifts in monetary and fiscal policies across the world have resulted in a profound shift in the range of risks facing investors today. The impact of the events of September 11th on Europe, in particular, will likely be small in our opinion as long as the war on terrorism does not spread. Japan will likely face further weakness as its already weak corporate balance sheets will be negatively impacted by the equity market sell-off.

Going forward, the outlook for the global economy is unclear. Until evidence of a recovery in corporate earnings becomes more compelling, we are likely to maintain our investment positioning for the Fund.

We expect the long-term asset allocation trend toward equities will continue, given the lower nominal yields now available from bonds. However, the bear market continues to test the resolve of European investors.

With the capital spending of multinationals clearly in decline, the overall prospect for technology spending at the close of the period is not bright. We believe this is likely to affect the Asian equity markets in particular because many of these markets have a high representation of technology-related stocks.

Because we feel the emerging markets will continue to be adversely affected by the global economic downturn, we do not anticipate increasing the Fund's allocation to this region in the near future.


4 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney International Aggressive Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon      /s/ Jeff J. Russell    /s/ James B. Conheady
Heath B. McLendon          Jeffrey J. Russell     James B. Conheady
President                  Vice President         Vice President

November 27, 2001


The information provided in this commentary represents the opinion of the Fund's manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's portfolio. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.



5 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class 1 Shares



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)/
---------------------------------------------------------------------------------
10/31/01                $42.17   $20.58    $0.00       $0.00        (51.20)%
---------------------------------------------------------------------------------
10/31/00                 32.57    42.17     0.00        0.74         31.53
---------------------------------------------------------------------------------
10/31/99                 19.06    32.57     0.00        0.00         70.88
---------------------------------------------------------------------------------
10/31/98                 18.16    19.06     0.00        0.00          4.96
---------------------------------------------------------------------------------
10/31/97                 16.52    18.16     0.00        0.00          9.99
---------------------------------------------------------------------------------
Inception* -- 10/31/96   16.00    16.52     0.00        0.00          3.25+
---------------------------------------------------------------------------------
 Total                                     $0.00       $0.74
---------------------------------------------------------------------------------

 Historical Performance -- Class A Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)/
---------------------------------------------------------------------------------
10/31/01                $41.57   $20.15    $0.00       $0.00        (51.53)%
---------------------------------------------------------------------------------
10/31/00                 32.24    41.57     0.00        0.74         31.00
---------------------------------------------------------------------------------
10/31/99                 18.94    32.24     0.00        0.00         70.22
---------------------------------------------------------------------------------
10/31/98                 18.14    18.94     0.00        0.00          4.41
---------------------------------------------------------------------------------
10/31/97                 16.54    18.14     0.00        0.00          9.74
---------------------------------------------------------------------------------
10/31/96                 13.86    16.54     0.00        0.00         19.34
---------------------------------------------------------------------------------
Inception* -- 10/31/95   11.81    13.86     0.00        0.00         16.28/(2)+/
---------------------------------------------------------------------------------
 Total                                     $0.00       $0.74
---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)/
---------------------------------------------------------------------------------
10/31/01                $39.86   $19.18    $0.00       $0.00        (51.88)%
---------------------------------------------------------------------------------
10/31/00                 31.16    39.86     0.00        0.74         30.04
---------------------------------------------------------------------------------
10/31/99                 18.44    31.16     0.00        0.00         68.98
---------------------------------------------------------------------------------
10/31/98                 17.81    18.44     0.00        0.00          3.54
---------------------------------------------------------------------------------
10/31/97                 16.36    17.81     0.00        0.00          8.93
---------------------------------------------------------------------------------
10/31/96                 13.79    16.36     0.00        0.00         18.64
---------------------------------------------------------------------------------
Inception* -- 10/31/95   11.81    13.79     0.00        0.00         15.69/(2)+/
---------------------------------------------------------------------------------
 Total                                     $0.00       $0.74
---------------------------------------------------------------------------------


6 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
 -------------------------------------------------------------------------------
 10/31/01                $41.61   $20.13    $0.00       $0.00        (51.62)%
 -------------------------------------------------------------------------------
 Inception* -- 10/31/00   46.13    41.61     0.00        0.00         (9.80)+
 -------------------------------------------------------------------------------
  Total                                     $0.00       $0.00
 -------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                        Without Sales Charges/(1)/
                                -----------------------------------------
                                Class 1  Class A/(2)/ Class B/(2)/ Class L
    ------------------------------------------------------------------------
    Year Ended 10/31/01         (51.20)%   (51.53)%     (51.88)%   (51.62)%
    ------------------------------------------------------------------------
    Five Years Ended 10/31/01     4.83       4.37         3.58       N/A
    ------------------------------------------------------------------------
    Inception* through 10/31/01   5.25       8.51         7.71     (51.95)
    ------------------------------------------------------------------------

                                         With Sales Charges/(3)/
                                -----------------------------------------
                                Class 1  Class A/(2)/ Class B/(2)/ Class L
    ------------------------------------------------------------------------
    Year Ended 10/31/01         (55.35)%   (53.95)%     (54.29)%   (52.58)%
    ------------------------------------------------------------------------
    Five Years Ended 10/31/01     2.99       3.31         3.41       N/A
    ------------------------------------------------------------------------
    Inception* through 10/31/01   3.47       7.67         7.71     (52.38)
    ------------------------------------------------------------------------

 Cumulative Total Returns

                                                Without Sales Charges/(1)/
     ----------------------------------------------------------------------
     Class 1 (Inception* through 10/31/01)                30.66%
     ----------------------------------------------------------------------
     Class A (Inception* through 10/31/01)/(2)/           71.75
     ----------------------------------------------------------------------
     Class B (Inception* through 10/31/01)/(2)/           63.58
     ----------------------------------------------------------------------
     Class L (Inception* through 10/31/01)               (56.36)
     ----------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the current maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 *Inception date for Class 1 shares is August 8, 1996. Inception date for Class
  A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.


7 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Smith Barney International Aggressive Growth Fund at a Glance (unaudited)



Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney International Aggressive Growth Fund vs. MSCI EAFE Index+
--------------------------------------------------------------------------------
                          March 1995 -- October 2001

                                    [CHART]

                  Smith Barney      Smith Barney
                  International     International
                   Aggressive         Aggressive
                  Growth Fund        Growth Fund
                -Class A Shares    -Class B Shares     MSCI EAFE Index
Mar 17, 1995       $ 9,498             $10,000            $10,000
Oct 1995            11,044              11,569              9,993
Oct 1996            13,171              13,716             11,073
Oct 1997            14,454              14,941             11,618
Oct 1998            15,092              15,470             12,755
Oct 1999            25,689              26,141             15,694
Oct 2000            33,654              33,995             16,281
Oct 31, 2001        16,313              16,358             12,209

+Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class A and B shares as indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Diversification by Country*+

                                    [CHART]

                            Canada              5.4%
                            Denmark             7.6%
                            France              9.8%
                            Germany             7.9%
                            Hong Kong           6.6%
                            Ireland             4.6%
                            Japan               6.6%
                            Switzerland         9.6%
                            United Kingdom     15.0%
                            Other              27.8%

                            Investment Allocation*++

                                    [CHART]

                         Repurchase Agreement     2.6%
                         Preferred Stock          2.7%
                         Common Stock            94.7%

*All information is as of October 31, 2001. Please note that Fund holdings are subject to change.
+As a percentage of total common stock.
++As a percentage of total investments.


8 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                       October 31, 2001


 SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------
COMMON STOCK -- 94.7%
Canada -- 5.2%
  100,000 Celestica Inc.*                                    $  3,460,229
   80,000 JDS Uniphase Corp.*                                     639,200
  100,000 Nortel Networks Corp.*                                  581,000
  275,000 Patheon, Inc.*                                        1,903,126
-------------------------------------------------------------------------
                                                                6,583,555
-------------------------------------------------------------------------
Denmark -- 7.2%
  110,000 Novo Nordisk A/S                                      4,463,649
   20,000 Vestas Wind Systems A/S                                 628,938
  155,000 William Demant A/S                                    4,049,396
-------------------------------------------------------------------------
                                                                9,141,983
-------------------------------------------------------------------------
Finland -- 1.6%
  100,000 Nokia Oyj                                             2,051,000
-------------------------------------------------------------------------
France -- 9.3%
  140,000 Axa                                                   3,064,175
   50,000 Credit Lyonnais                                       1,750,507
   60,000 Groupe Danone                                         6,944,382
-------------------------------------------------------------------------
                                                               11,759,064
-------------------------------------------------------------------------
Germany -- 7.5%
   10,000 Allianz AG                                            2,349,921
  187,000 Deutsche Telekom AG                                   2,880,162
   65,000 MLP AG                                                4,303,085
-------------------------------------------------------------------------
                                                                9,533,168
-------------------------------------------------------------------------
Hong Kong -- 6.2%
   10,000 China Mobile Ltd.*                                       30,321
   61,480 China Mobile Ltd., Sponsored ADR*                       935,726
  600,000 China Unicom Ltd.*                                      557,692
1,000,000 Computer & Technologies Holdings Ltd.                   233,333
  147,691 HSBC Holdings PLC                                     1,599,986
  362,000 Hutchison Whampoa Ltd.                                2,935,449
1,700,000 Li & Fung Ltd.                                        1,623,718
-------------------------------------------------------------------------
                                                                7,916,225
-------------------------------------------------------------------------
Iceland -- 0.6%
  100,000 deCODE GENETICS, INC.*                                  800,000
-------------------------------------------------------------------------
Ireland -- 4.3%
  105,000 Elan Corp. PLC, Sponsored ADR*                        4,793,250
   75,685 Irish Continental Group PLC                             388,565
  200,000 IWP International PLC                                   306,237
-------------------------------------------------------------------------
                                                                5,488,052
-------------------------------------------------------------------------
Israel -- 4.3%
   86,150 Amdocs Ltd.*                                          2,249,377
   35,000 Gilat Satellite Networks Ltd.*                           77,000
   50,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR    3,090,000
-------------------------------------------------------------------------
                                                                5,416,377
-------------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                           October 31, 2001


       SHARES                    SECURITY                       VALUE
       -------------------------------------------------------------------
       Italy -- 3.7%
       250,000 San Paolo-IMI S.p.A.                          $  2,630,038
       250,000 Telecom Italia Mobile S.p.A.                     1,355,551
       100,000 Tiscali S.p.A.*                                    708,849
       ------------------------------------------------------------------
                                                                4,694,438
       ------------------------------------------------------------------
       Japan -- 6.2%
        60,000 FANUC LTD.                                       2,499,898
       175,000 FUJITSU LTD.                                     1,295,290
        30,000 Matsushita Communication Industrial Co., Ltd.      843,103
           150 NTT DoCoMo, Inc.                                 2,034,231
        57,100 Trend Micro Inc.*                                1,226,853
       ------------------------------------------------------------------
                                                                7,899,375
       ------------------------------------------------------------------
       Mexico -- 1.1%
        20,000 Grupo Televisa S.A., Sponsored ADR*                609,000
       300,000 Wal-Mart de Mexico S.A. de CV                      710,117
       ------------------------------------------------------------------
                                                                1,319,117
       ------------------------------------------------------------------
       Netherlands -- 1.3%
       100,000 Airspray NV                                      1,576,222
       100,000 United Pan-Europe Communications N.V.*              54,943
       ------------------------------------------------------------------
                                                                1,631,165
       ------------------------------------------------------------------
       Norway -- 4.0%
       100,000 Fast Search & Transfer ASA*                         61,476
       500,000 Tomra Systems ASA                                4,982,267
       ------------------------------------------------------------------
                                                                5,043,743
       ------------------------------------------------------------------
       Singapore -- 0.8%
       200,000 Venture Manufacturing Ltd.                       1,057,940
       ------------------------------------------------------------------
       Spain -- 4.3%
       330,000 Indra Sistemas, S.A.                             2,526,458
        50,000 Sogecable, S.A.*                                 1,125,873
        51,052 Telefonica, S.A., Sponsored ADR*                 1,810,814
       ------------------------------------------------------------------
                                                                5,463,145
       ------------------------------------------------------------------
       Sweden -- 3.8%
       200,000 Assa Abloy AB                                    2,284,951
           350 Attendo Senior Care AB*                              3,242
       250,000 AU-System AB*                                      188,062
       110,000 Scandinavia Online AB*                              30,963
       140,000 Securitas AB, Class B Shares                     2,336,668
       ------------------------------------------------------------------
                                                                4,843,886
       ------------------------------------------------------------------
       Switzerland -- 9.1%
        75,000 Fantastic Corp.*                                    29,723
         6,000 Geberit International AG                         1,194,194
       150,000 Mettler-Toledo International Inc.*               6,886,500
       130,000 Phonak Holding AG                                2,802,376
         2,500 Zurich Financial Services AG                       572,601
       ------------------------------------------------------------------
                                                               11,485,394
       ------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                           October 31, 2001


  SHARES                                                  SECURITY                                                    VALUE
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 14.2%
   600,000 Baltimore Technologies PLC*                                                                             $    157,063
   150,000 Cadbury Schweppes PLC                                                                                        933,110
   600,000 Capita Group PLC                                                                                           3,808,790
   165,000 COLT Telecom Group PLC*                                                                                      282,551
   260,000 Galen Holdings PLC                                                                                         2,798,057
   250,000 Guardian IT PLC                                                                                            1,281,594
   404,091 Hays PLC                                                                                                     956,427
   892,446 Serco Group PLC                                                                                            4,737,250
   267,000 Taylor Nelson Sofres PLC                                                                                     728,054
   711,039 Vodafone Group PLC                                                                                         1,644,152
    30,000 Vodafone Group PLC, Sponsored ADR                                                                            693,600
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     18,020,648
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $165,561,386)                                                                                   120,148,275
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.7%
Germany -- 2.7%
    75,000 Wella AG (Cost -- $3,257,953)                                                                              3,411,394
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                                  SECURITY                                                    VALUE
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
$3,234,000 CIBC World Markets Corp., 2.420% due 11/1/01; Proceeds at maturity -- $3,234,217; (Fully collateralized
             by U.S. Treasury Bills, 5.625% due 12/31/02; Market value -- $3,299,501) (Cost -- $3,234,000)            3,234,000
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $172,053,339**)                                                                                $126,793,669
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


11 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                           October 31, 2001


ASSETS:
   Investments, at value (Cost -- $172,053,339)                                   $126,793,669
   Foreign currency, at value (Cost -- $84,023)                                         84,246
   Cash                                                                                    351
   Receivable for Fund shares sold                                                     747,791
   Dividends and interest receivable                                                   121,129
----------------------------------------------------------------------------------------------
   Total Assets                                                                    127,747,186
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                    398,741
   Management fee payable                                                              127,329
   Payable for Fund shares purchased                                                    67,324
   Distribution fees payable                                                            38,784
   Trustees' retirement plan                                                            20,844
   Payable for open forward currency contracts (Note 9)                                  2,024
   Accrued expenses                                                                    722,325
----------------------------------------------------------------------------------------------
   Total Liabilities                                                                 1,377,371
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $126,369,815
----------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                     $     64,297
   Capital paid in excess of par value                                             209,965,133
   Accumulated net realized loss on security transactions and foreign securities   (38,401,586)
   Net unrealized depreciation of investments and foreign currencies               (45,258,029)
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $126,369,815
----------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                             218,597
----------------------------------------------------------------------------------------------
   Class A                                                                           2,619,204
----------------------------------------------------------------------------------------------
   Class B                                                                           3,387,164
----------------------------------------------------------------------------------------------
   Class L                                                                             204,776
----------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption value)                                                       $20.58
----------------------------------------------------------------------------------------------
   Class A (and redemption value)                                                       $20.15
----------------------------------------------------------------------------------------------
   Class B *                                                                            $19.18
----------------------------------------------------------------------------------------------
   Class L **                                                                           $20.13
----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                    $22.49
----------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                    $21.21
----------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                    $20.33
----------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

12 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                    For the Year Ended October 31, 2001


 INVESTMENT INCOME:
    Dividends                                                    $   1,088,693
    Interest                                                           269,616
    Less: Foreign withholding tax                                     (120,031)
 ---------------------------------------------------------------------------
    Total Investment Income                                          1,238,278
 ---------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                          1,690,591
    Distribution fees (Note 2)                                       1,117,776
    Shareholder and system servicing fees                              998,089
    Shareholder communications                                         248,529
    Audit and legal                                                    107,188
    Custody                                                             92,928
    Trustees' fees                                                      17,599
    Registration fees                                                    2,966
    Other                                                               23,869
 ---------------------------------------------------------------------------
    Total Expenses                                                   4,299,535
 ---------------------------------------------------------------------------
 Net Investment Loss                                                (3,061,257)
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTES 3 AND 9):
    Realized Loss From:
      Security transactions (excluding short-term securities)      (29,555,882)
      Foreign currency transactions                                   (135,681)
 ---------------------------------------------------------------------------
    Net Realized Loss                                              (29,691,563)
 ---------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation (Note 15)              (93,814,705)
 ---------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (123,506,268)
 ---------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(126,567,525)
 ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets            For the Years Ended October 31,


                                                                                     2001           2000
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                           $  (3,061,257) $ (3,336,835)
   Net realized loss                                                               (29,691,563)   (3,721,585)
   (Increase) decrease in net unrealized depreciation                              (93,814,705)   11,708,804
--------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                              (126,567,525)    4,650,384
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                                       --    (2,094,997)
   Capital                                                                                  --          (118)
--------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                                --    (2,095,115)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
   Net proceeds from sale of shares                                                101,105,784   167,121,105
   Net asset value of the shares issued for reinvestment of dividends                       --     2,046,141
   Net asset value of the shares issued in connection with the transfer of
     Smith Barney World Funds, Inc. -- Emerging Markets Portfolio and
     Smith Barney World Funds, Inc. -- Pacific Portfolio's net assets (Note 15)     15,874,190            --
   Cost of shares reacquired                                                       (82,714,525)  (35,806,542)
--------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                              34,265,449   133,360,704
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                  (92,302,076)  135,915,973

NET ASSETS:
   Beginning of year                                                               218,671,891    82,755,918
--------------------------------------------------------------------------------------------------------------
   End of year                                                                   $ 126,369,815  $218,671,891
--------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

14 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies
The Smith Barney International Aggressive Growth Fund ("Fund"), is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and six other separate investment portfolios: Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio, and Smith Barney Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $3,123,776 and accumulated net realized gain of $5,039,003 was reclassified to paid-in capital; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing


15 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders
the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM management fee calculated at an annual rate of 1.00% of the average daily net assets. The fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2001, the Fund paid transfer agent fees of $111,695 to CFTC.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates received brokerage commissions of $13,189.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively.There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, SSB received sales charges of approximately $7,000, $581,000 and $27,000 on the sale of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB for the year ended October 31, 2001 were approximately:

                                             Class B  Class L
--------------------------------------------------------------
CDSCs                                        $152,000 $3,000
-------------------------------------------------------------

Pursuant to two Distribution Plans, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                        Class A  Class B  Class L
------------------------------------------------------------------
Distribution Plan Fees                  $169,803 $907,565 $40,408
-----------------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended on January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Fund's manager, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000. Such benefit is reduced by any payments received under the Smith Barney Investment Series Amended and Restated Trustee Retirement Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

3. Investments
During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------
Purchases                                    $70,118,022
--------------------------------------------------------
Sales                                         39,241,115
--------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $ 10,507,717
Gross unrealized depreciation                (55,767,387)
---------------------------------------------------------
Net unrealized depreciation                 $(45,259,670)
---------------------------------------------------------



16 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended October 31, 2001, the Fund did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counter-party fail to perform under such contracts.

At October 31, 2001, the Fund did not hold any futures contracts.

7. Option Contracts
Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.


17 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

During the year ended October 31, 2001, the Fund did not enter into any written covered call or put option contracts.

8. Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9. Forward Foreign Currency Contracts
At October 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                    Local       Market    Settlement Unrealized
         Foreign Currency          Currency     Value        Date       Loss
         ----------------------------------------------------------------------
             To Buy:
             Euro                 442,702     $400,734     11/2/01    $(2,024)
         ----------------------------------------------------------------------
         Total Unrealized Loss on Forward Foreign Currency Contracts  $(2,024)
         ----------------------------------------------------------------------

10.Short Sales of Securities
A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2001, the Fund did not have any open short sale transactions.

11.Securities Lending
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2001, the Fund did not have any securities on loan.

12.Securities Traded on a When-Issued Basis
The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

13. Securities Traded on a To-Be-Announced Basis
The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, the Fund did not hold any TBA securities.

14.Capital Loss Carryforward
At October 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $38,404,000, available to offset future capital gains through October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


18 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                             2002     2003     2004      2005      2006      2008       2009
-------------------------------------------------------------------------------------------------
Capital Loss Carryforwards $166,000 $246,000 $515,000 $3,257,000 $570,000 $4,017,000 $29,633,000
------------------------------------------------------------------------------------------------

15. Transfer of Net Assets

On December 8, 2000 the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Emerging Markets Portfolio ("Emerging Markets Portfolio"), pursuant to a plan of reorganization approved by Emerging Markets Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Emerging Markets Portfolio and total net assets of the Fund on the date of the transfer were as follows:

                                            Total Net Assets
                              Shares Issued  of the Emerging  Total Net Assets
Acquired Portfolio             by the Fund  Markets Portfolio   of the Fund
-------------------------------------------------------------------------------
Emerging Markets Portfolio       286,834       $10,574,769      $200,979,692
------------------------------------------------------------------------------

The total net assets of the Emerging Markets Portfolio before acquisition included unrealized appreciation of $663,426, accumulated net realized loss of $9,342,292 and undistributed net investment loss of $274,688. Total net assets of the Fund immediately after the transfer were $211,554,461. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 15, 2000, the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Pacific Portfolio ("Pacific Portfolio"), pursuant to a plan of reorganization approved by Pacific Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Pacific Portfolio and total net assets of the Fund on the date of the transfer were as follows:

                         Shares Issued     Total Net Assets     Total Net Assets
Acquired Portfolio        by the Fund  of the Pacific Portfolio   of the Fund
---------------------------------------------------------------------------------
Pacific Portfolio           148,303           $5,299,421          $202,867,651
---------------------------------------------------------------------------------

The total net assets of the Pacific Portfolio before acquisition include unrealized appreciation of $214,496, accumulated net realized loss of $2,807,224 and undistributed net investment income of $402,601. Total net assets of the Fund immediately after the transfer were $208,167,072. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


19 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

16. Shares of Beneficial Interest

The Fund has four classes of beneficial interest, Classes 1, A, B and L each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                                       Class 1     Class A     Class B     Class L
-----------------------------------------------------------------------------------------------------
Total Paid-in Capital                                 $7,510,719 $77,900,372 $117,286,994 $7,331,345
----------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                       Year Ended                Year Ended
                                                                    October 31, 2001          October 31, 2000
                                                                ------------------------  -----------------------
                                                                  Shares       Amount      Shares       Amount
-------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                         37,988  $  1,167,395    123,166  $  6,504,138
Shares issued on reinvestment                                           --            --      1,811        84,866
Shares reacquired                                                  (31,113)     (874,056)   (27,973)   (1,340,795)
------------------------------------------------------------------------------------------------------------------
Net Increase                                                         6,875  $    293,339     97,004  $  5,248,209
------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                      1,963,610  $ 59,898,181  1,301,043  $ 62,889,325
Shares issued on reinvestment                                           --            --     19,639       910,246
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)    141,458     5,238,391         --            --
Shares reacquired                                               (1,584,378)  (49,400,950)  (390,830)  (18,112,155)
------------------------------------------------------------------------------------------------------------------
Net Increase                                                       520,690  $ 15,735,622    929,852  $ 45,687,416
------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                        952,741  $ 26,025,909  2,070,113  $ 97,428,289
Shares issued on reinvestment                                           --            --     23,508     1,051,029
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)    164,952     5,867,919         --            --
Shares reacquired                                                 (796,986)  (20,397,828)  (354,053)  (16,353,592)
------------------------------------------------------------------------------------------------------------------
Net Increase                                                       320,707  $ 11,496,000  1,739,568  $ 82,125,726
------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                        576,157  $ 14,014,299      6,901  $    299,353
Shares issued on reinvestment                                           --            --         --            --
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)     87,075     3,206,143         --            --
Shares reacquired                                                 (465,357)  (10,658,445)        --            --
------------------------------------------------------------------------------------------------------------------
Net Increase                                                       197,875  $  6,561,997      6,901  $    299,353
------------------------------------------------------------------------------------------------------------------
Class Y+
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio's net assets (Note 15)                           41,652  $  1,561,737         --            --
Shares reacquired                                                  (41,652)   (1,383,246)        --            --
------------------------------------------------------------------------------------------------------------------
Net Increase                                                            --  $    178,491         --            --
------------------------------------------------------------------------------------------------------------------

+ As of December 12, 2000, Class Y shares were fully redeemed.


20 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $42.17    $32.57    $19.06   $18.16  $16.52
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.24)    (0.45)    (0.28)   (0.21)  (0.17)
 Net realized and unrealized gain (loss)  (21.35)    10.79     13.79     1.11    1.81
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (21.59)    10.34     13.51     0.90    1.64
-------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (0.74)       --       --      --
 Capital                                      --     (0.00)*      --       --      --
-------------------------------------------------------------------------------------
Total Distributions                           --     (0.74)       --       --      --
-------------------------------------------------------------------------------------
Net Asset Value, End of Year              $20.58    $42.17    $32.57   $19.06  $18.16
-------------------------------------------------------------------------------------
Total Return                              (51.20)%   31.53%    70.88%    4.96%   9.99%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $4        $9        $4       $2      $2
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses//                                 1.54%     1.42%     1.68%    1.79%   2.26%
 Net investment loss//                     (0.82)    (0.94)    (1.12)   (0.99)  (1.24)
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%       27%       50%      63%     57%
-------------------------------------------------------------------------------------

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $41.57    $32.24    $18.94   $18.14  $16.54
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.40)    (0.64)    (0.37)   (0.27)  (0.26)
 Net realized and unrealized gain (loss)  (21.02)    10.71     13.67     1.07    1.86
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (21.42)    10.07     13.30     0.80    1.60
-------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (0.74)       --       --      --
 Capital                                      --     (0.00)*      --       --      --
-------------------------------------------------------------------------------------
Total Distributions                           --     (0.74)       --       --      --
-------------------------------------------------------------------------------------
Net Asset Value, End of Year              $20.15    $41.57    $32.24   $18.94  $18.14
-------------------------------------------------------------------------------------
Total Return                              (51.53)%   31.00%    70.22%    4.41%   9.74%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $53       $87       $38      $20     $17
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses//                                 2.17%     1.82%     2.08%    2.25%   2.56%
 Net investment loss//                     (1.44)    (1.36)    (1.53)   (1.46)  (1.59)
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%       27%       50%      63%     57%
-------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.


21 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $39.86    $31.16    $18.44   $17.81  $16.36
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.59)    (0.94)    (0.53)   (0.39)  (0.32)
 Net realized and unrealized gain (loss)  (20.09)    10.38     13.25     1.02    1.77
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (20.68)     9.44     12.72     0.63    1.45
-------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (0.74)       --       --      --
 Capital                                      --     (0.00)*      --       --      --
-------------------------------------------------------------------------------------
Total Distributions                           --     (0.74)       --       --      --
-------------------------------------------------------------------------------------
Net Asset Value, End of Year              $19.18    $39.86    $31.16   $18.44  $17.81
-------------------------------------------------------------------------------------
Total Return                              (51.88)%   30.04%    68.98%    3.54%   8.93%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $65      $123       $41      $18     $13
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses//                                 2.90%     2.53%     2.79%    3.11%   3.30%
 Net investment loss//                     (2.18)    (2.07)    (2.26)   (2.32)  (2.34)
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%       27%       50%      63%     57%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.

22 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended October 31, unless otherwise noted:

Class L Shares                     2001/(1)/ 2000/(1)(2)/
----------------------------------------------------------
Net Asset Value, Beginning of Year  $41.61     $46.13
---------------------------------------------------------
Loss From Operations:
 Net investment loss                 (0.43)     (0.11)
 Net realized and unrealized loss   (21.05)     (4.41)
---------------------------------------------------------
Total Loss From Operations          (21.48)     (4.52)
---------------------------------------------------------
Less Distributions From:
 Net realized gains                     --         --
 Capital                                --      (0.00)*
---------------------------------------------------------
Total Distributions                     --      (0.00)*
---------------------------------------------------------
Net Asset Value, End of Year        $20.13     $41.61
---------------------------------------------------------
Total Return                        (51.62)%    (9.80)%++
---------------------------------------------------------
Net Assets, End of Year (000s)      $4,123       $287
---------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                             2.49%      2.25%+
 Net investment loss                 (1.60)     (2.06)+
---------------------------------------------------------
Portfolio Turnover Rate                 24%        27%
---------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 13, 2000 (inception date) to October 31, 2000.
 *  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

23 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


To the Board of Trustees and Shareholders of Smith Barney Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney International Aggressive Growth Fund of Smith Barney Investment Series ("Fund") as of October 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on the financial highlights.

We conducted our audit, in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased but yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, and the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ KPMG LLP

New York, New York
December 12, 2001

24 Smith Barney International Aggressive Growth Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                     INTERNATIONAL AGGRESSIVE GROWTH FUND



            TRUSTEES                INVESTMENT MANAGER
            Donald M. Carlton       Smith Barney Fund Management LLC
            A. Benton Cocanougher
            Stephen Randolph Gross  DISTRIBUTORS
            Heath B. McLendon       Salomon Smith Barney Inc.
            Alan G. Merten          PFS Distributors, Inc.
            R. Richardson Petit
                                    CUSTODIANS
            OFFICERS                PFPC Trust Company
            Heath B. McLendon       Chase Manhattan Bank, N.A.
            President
                                    TRANSFER AGENT
            Lewis E. Daidone        Citi Fiduciary Trust Company
            Senior Vice President   125 Broad Street, 11th Floor
            and Treasurer           New York, New York 10004

            James B. Conheady       SUB-TRANSFER AGENTS
            Vice President and      PFPC Global Fund Services
            Investment Officer      P.O. Box 9699
                                    Providence, Rhode Island
            Jeffrey J. Russell, CFA 02940-9699
            Vice President and
            Investment Officer      PFS Shareholder Services
                                    3100 Breckinridge Blvd.
            Paul A. Brook           Duluth, Georgia 30099
            Controller

            Robert I. Frenkel
            Secretary

   Smith Barney International Aggressive Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Series --Smith Barney International Aggressive Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds





         Salomon Smith Barney
 ----------------------------
 A member of citigroup [GRAPHIC]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD03103 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              LARGE CAP CORE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]


LARRY WEISSMAN
Portfolio Manager


   [GRAPHIC]

         Style Pure Series

 Annual Report . October 31, 2001

 SMITH BARNEY LARGE CAP CORE FUND

      LARRY WEISSMAN, CFA

      Larry Weissman, CFA, has more than 17 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It aims to achieve this objective by investing principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------------
      -----------------
      April 14, 1987

      MANAGER TENURE
      ---------------------------------------------
      -----------------
      4 Years

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------------
      -----------------
      17 Years

                                          CLASS 1 CLASS A CLASS B CLASS L
--------------------------------------------------------------------------
NASDAQ                                     CSGWX   GROAX   GROBX   SCPLX
--------------------------------------------------------------------------
INCEPTION                                 4/14/87 8/18/96 8/18/96 9/19/00
--------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2001


                                            Without Sales Charges/(1)/
                                        Class 1  Class A  Class B  Class L
----------------------------------------------------------------------------
One-Year                                (26.67)% (27.12)% (27.59)% (27.32)%
----------------------------------------------------------------------------
Five-Year                                10.53    10.15     9.34      N/A
----------------------------------------------------------------------------
Ten-Year                                 12.13      N/A      N/A      N/A
----------------------------------------------------------------------------
Since Inception+                         11.23    11.54    10.72   (27.16)
----------------------------------------------------------------------------

                                              With Sales Charges/(2)/
                                        Class 1  Class A  Class B  Class L
----------------------------------------------------------------------------
One-Year                                (32.89)% (30.76)% (30.86)% (28.71)%
----------------------------------------------------------------------------
Five-Year                                 8.58     9.02     9.21      N/A
----------------------------------------------------------------------------
Ten-Year                                 11.13      N/A      N/A      N/A
----------------------------------------------------------------------------
Since Inception+                         10.56    10.44    10.72   (27.82)
----------------------------------------------------------------------------

/1/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/2/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.



What's Inside
Your Investment in the Smith Barney Large Cap Core Fund ....1
Letter to Our Shareholders .................................2
Fund at a Glance ...........................................5
Historical Performance .....................................6
Growth of $10,000 ..........................................8
Schedule of Investments ....................................9
Statement of Assets and Liabilities .......................12
Statement of Operations ...................................13
Statements of Changes in Net Assets .......................14
Notes to Financial Statements .............................15
Financial Highlights ......................................20
Tax Information ...........................................23
Independent Auditors' Report ..............................24

[LOGO] Smith Barney
         Mutual Funds
  Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

            YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP CORE FUND


Portfolio manager Larry Weissman puts his 17 years of securities business experience to good use in seeking capital appreciation by investing in companies with both growth and value characteristics in the large-cap stock universe.


[GRAPHIC]
Looking to Capture Growth at a Reasonable Price
Larry generally uses a "bottom-up" strategy to manage the Fund, focusing more on individual security selection, with less emphasis on industry and sector allocation. Larry uses exhaustive fundamental research to identify stocks that he thinks have strong growth potential. He then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics.

[GRAPHIC]
Unrecognized Companies with Growth Potential
Your investment offers you the opportunity to participate in a Fund that seeks to invest in some of the leading companies across the large-capitalization spectrum: growth stocks - those companies that generally have high historic growth rates and high relative growth compared with companies in the same industry or sector - and value stocks - those companies that generally have lower price to earnings ratios and other statistics indicating that a security is undervalued. An investment approach combining growth and value may be a prudent way to achieve your investment goals.

[GRAPHIC]
The Smith Barney Solution to Funds that Stray--The Style Pure Series
The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Each Fund typically invests a substantial portion of its assets within its respective asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.


    1 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

Dear Shareholder,

We herein present the annual report for the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund ("Fund") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the year ended October 31, 2001, the Fund's Class A shares returned negative 27.12%, without sales charges. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned negative 24.89% for the same period.

We believe there are two major reasons for this short-term underperformance versus the S&P 500. First, we believe the Fund invests in more growth-oriented stocks whereas the S&P 500 is comprised of both growth/2/ as well as value/3/ companies, and the best-performing stocks year-to-date have generally been more value-oriented. Secondly, during the fiscal year, the Fund's portfolio had a higher average market capitalization than the S&P 500. However, the best performing stocks in the S&P 500 during the same time period were generally those with smaller market capitalizations. In general, our investment philosophy focuses on growth stocks that we feel have favorable fundamentals and are attractively priced. We anticipate that, over time, these stocks will outperform the market. During the period, we maintained a stock selection strategy of buying companies that we believe exhibit strong growth characteristics, including high historical growth rates and skilled management that is committed to long-term growth.

Investment Objective and Management Policies
The Fund seeks capital appreciation. The Fund invests principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations. We use a "bottom-up"/4/ strategy, primarily focusing on individual security selection, with less emphasis on industry and sector allocation. We select investments for their capital appreciation; any ordinary income is incidental. In selecting individual companies for investment, we look for:
    . Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector; . Value characteristics, including low price-to-earnings ratios and other statistics indicating that a security is undervalued;
    . Increasing profits and sales;
    . Competitive advantages that could be more fully exploited by a company; . Skilled management that is committed to long-term growth; and . Potential for a long-term investment by the Fund.

We use fundamental research to find stocks with strong growth potential, and then use quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. Our quantitative valuations determine whether and when the Fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."

--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2Growth investing generally represents those companies with higher price-to-book ratios and higher forecasted growth values.
3Value investing generally represents those companies with lower price-to-book ratios and lower forecasted growth values.
4Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


    2 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

Market Update
The tragic events of September 11th, still fresh in our minds, have been the shaper of recent market action. It may be helpful to look back at the fundamentals that were in place prior to that day. Our overriding macroeconomic view of the equity market starts from a recognition that the U.S. stock market had entered a bear phase in March 2000. The huge mania that had built in the late 1990s broke at that time and culminated, throughout March and April 2001, in an enormous sell-off. At that time we realized that, if history was any guide, the market would probably rally sharply and then retest the March-April lows. Retests have tended to be either quiet affairs (where selling simply evaporates) or climactic. We believed a quiet affair would lead to the market lows experienced during the September-October 2000 period. Obviously, a climactic event occurred instead.

As cycles progress and bear markets turn into bull markets, there are a few signals we often look for to give us confidence that the worst is behind us. Prior to September 11th, a number of these signals evidenced themselves and indicated a bottoming of the stock market. The U.S. Federal Reserve Board was continuing to ease the federal funds rate ("fed funds rate"),/5/ the yield curve/6/ had become quite steep, and the deceleration in corporate earnings was slowing. However, there were also three signs that there was still downside risk in the market: consumer sentiment was still reasonably positive; there was a dearth of corporate stock repurchase activity; and there had been no significant events signaling investor capitulation. Following the events of September 11th, visibility on corporate earnings suddenly went from difficult to non-existent. The market became risk averse and capital preservation and safety became paramount. We believe that this could well have been the high point for value (stability) over growth (confidence in the future) investing.

Fund Update
Currently, the Fund's largest sector concentrations are in finance, healthcare and technology. While we continue to emphasize these sectors, during the period we reduced the Fund's weightings in the finance and technology sectors in favor of the healthcare sector. We believe that the healthcare sector, which had generally under-performed the market prior to September 11th, should have better relative earnings growth than the market in the near term. We believe the sector is less economically sensitive and will benefit from any further weakening of the U.S. dollar. We have begun very recently to add to the Fund's technology holdings given our increased bias towards growth.

While the Fund's largest holdings are in a variety of different industries, they all possess inherent competitive advantages that we expect should result in more stable and consistent growth. For example, Fannie Mae, J.P. Morgan Chase & Co., and Wells Fargo & Co. are financial leaders. Merck & Co Inc., Pfizer Inc. and Johnson & Johnson Inc. are leaders in new drug development. Included in the Fund's holdings are a number medium-sized companies, such as Sepracor Inc., Ambac Financial Group Inc. and Electronic Arts Inc., all of which we believe are well-positioned for future growth.

Market and Fund Outlook
We believe current signals point to a very positive outlook for the market over the longer term. We have had a degree of investor capitulation following September 11th, the yield curve is as steep as it has been in years, the third or fourth quarter of 2001 will probably be the worst quarter for corporate earnings in this cycle, corporate buyback activity has accelerated and consumer sentiment has become significantly more negative. These factors lead us to believe that the future looks brighter. We believe that third and fourth quarter earnings disappointments should clear the air for more favorable expectations for the second half of 2002. Although the timing of the economic recovery remains unclear, this kind of scenario

--------
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


    3 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders typically creates market bottoms. Historically, at this point in the cycle, the market focus has shifted to favoring growth over value stocks.

Employing a core strategy with a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We believe that the opportunities present in the market today are more attractive than we have seen at any time in the last few years. We have positioned the Fund to benefit from a change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase the Fund's exposure to growth.

We recognize that you have many investment choices and we appreciate your trust and support.

Sincerely,

/s/ Heath B. McLendon                   /s/ Lawrence Weissman

Heath B. McLendon                       Lawrence Weissman, CFA
President                               Vice President and
                                        Investment Officer

November 29, 2001

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.


    4 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

           Smith Barney Large Cap Core Fund at a Glance (unaudited)


 Top Ten Holdings*+

1. Pfizer Inc........................................................ 3.9%
2. Microsoft Corp.................................................... 3.7
3. General Electric Co............................................... 3.6
4. American International Group Inc.................................. 3.5
5. Fannie Mae........................................................ 3.1
6. Exxon Mobil Corp.................................................. 3.1
7. AOL Time Warner, Inc.............................................. 2.6
8. Merck & Co., Inc.................................................. 2.3
9. Ambac Financial Group, Inc........................................ 2.3
10. Intel Corp....................................................... 2.2

                           Industry Diversification*+

[CHART]

Consumer Non-Durables      7.2
Consumer Services          5.3
Energy                     7.1
Finance                   18.9
Healthcare                16.9
Producer Manufacturing     6.4
Retail                     7.7
Technology                17.3
Utilities                  7.7
Other                      5.5

                            Investment Breakdown*++

[CHART]

U.S. Government Obligations     3.0
Repurchase Agreement            1.7
Common Stock                   95.3

* All information is as of October 31, 2001. Please note that the Fund's holdings and their weightings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.


    5 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class 1 Shares



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $26.52   $17.55    $0.06      $ 2.32        (26.67)%
-------------------------------------------------------------------------------
10/31/00                 24.36    26.52     0.07        1.58         16.12
-------------------------------------------------------------------------------
10/31/99                 19.59    24.36     0.11        1.82         35.60
-------------------------------------------------------------------------------
10/31/98                 20.94    19.59     0.17        3.41         12.54
-------------------------------------------------------------------------------
10/31/97                 17.98    20.94     0.18        1.36         26.93
-------------------------------------------------------------------------------
10/31/96                 17.46    17.98     0.18        2.40         19.94
-------------------------------------------------------------------------------
10/31/95                 15.31    17.46     0.16        1.03         24.01
-------------------------------------------------------------------------------
10/31/94                 16.26    15.31     0.11        1.18          2.04
-------------------------------------------------------------------------------
10/31/93                 16.02    16.26     0.12        1.77         14.27
-------------------------------------------------------------------------------
10/31/92                 15.47    16.02     0.17        0.80          9.83
-------------------------------------------------------------------------------
  Total                                    $1.33      $17.67
-------------------------------------------------------------------------------

 Historical Performance -- Class A Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $26.41   $17.41    $0.00      $ 2.32        (27.12)%
-------------------------------------------------------------------------------
10/31/00                 24.29    26.41     0.01        1.58         15.69
-------------------------------------------------------------------------------
10/31/99                 19.54    24.29     0.05        1.82         35.24
-------------------------------------------------------------------------------
10/31/98                 20.89    19.54     0.12        3.41         12.27
-------------------------------------------------------------------------------
10/31/97                 17.96    20.89     0.16        1.36         26.65
-------------------------------------------------------------------------------
Inception* -- 10/31/96   16.63    17.96     0.00        0.00          8.00+
-------------------------------------------------------------------------------
 Total                                     $0.34      $10.49
-------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $25.81   $16.86    $0.00      $ 2.32        (27.59)%
-------------------------------------------------------------------------------
10/31/00                 23.95    25.81     0.00        1.58         14.76
-------------------------------------------------------------------------------
10/31/99                 19.37    23.95     0.00        1.82         34.31
-------------------------------------------------------------------------------
10/31/98                 20.75    19.37     0.00        3.41         11.43
-------------------------------------------------------------------------------
10/31/97                 17.93    20.75     0.11        1.36         25.66
-------------------------------------------------------------------------------
Inception* -- 10/31/96   16.63    17.93     0.00        0.00          7.82+
-------------------------------------------------------------------------------
 Total                                     $0.11      $10.49
-------------------------------------------------------------------------------


    6 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class L Shares



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $26.41   $17.36    $0.00       $2.32        (27.32)%
-------------------------------------------------------------------------------
Inception* -- 10/31/00   27.33    26.41     0.00        0.00         (3.37)+
-------------------------------------------------------------------------------
 Total                                     $0.00       $2.32
-------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                               Without Sales Charges/(1)/
                                           -----------------------------------
                                           Class 1  Class A  Class B  Class L
-------------------------------------------------------------------------------
Year Ended 10/31/01                        (26.67)% (27.12)% (27.59)% (27.32)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/01                   10.53    10.15     9.34      N/A
-------------------------------------------------------------------------------
Ten Years Ended 10/31/01                    12.13      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 10/31/01                 11.23    11.54    10.72   (27.16)
-------------------------------------------------------------------------------
                                                 With Sales Charges/(2)/
                                           -----------------------------------
                                           Class 1  Class A  Class B  Class L
-------------------------------------------------------------------------------
Year Ended 10/31/01                        (32.89)% (30.76)% (30.86)% (28.71)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/01                    8.58     9.02     9.21      N/A
-------------------------------------------------------------------------------
Ten Years Ended 10/31/01                    11.13      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 10/31/01                 10.56    10.44    10.72   (27.82)
-------------------------------------------------------------------------------

 Cumulative Total Returns

                                                   Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class 1 (10/31/91 through 10/31/01)                         214.15%
------------------------------------------------------------------------------
Class A (Inception* through 10/31/01)                        76.55
------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                        69.87
------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                       (29.77)
------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, it may not be representative of the total return for the year.
 * Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.

   7 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Large Cap Core Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         October 1991 -- October 2001

[CHART]
               Large Cap Core Fund-Class 1   Standard & Poor's 500 Index
Oct 1991                 9,148                 10,000
Oct 1992                10,048                 10,995
Oct 1993                11,474                 12,634
Oct 1994                11,715                 13,122
Oct 1995                14,528                 16,587
Oct 1996                17,424                 20,583
Oct 1997                22,117                 27,191
Oct 1998                24,891                 33,175
Oct 1999                33,751                 41,688
Oct 2000                39,192                 44,221
Oct 2001                28,740                 33,214

+Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1991, assuming deduction of the maximum initial 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class 1 shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

    8 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments                                       October 31, 2001



 SHARES                         SECURITY                            VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
Basic Materials -- 0.6%
  929,400 Georgia-Pacific Corp.                                 $   25,800,144
------------------------------------------------------------------------------
Consumer Durables -- 2.0%
  683,160 Electronic Arts, Inc.*                                    35,155,414
  481,050 SPX Corp.*                                                47,912,580
------------------------------------------------------------------------------
                                                                    83,067,994
------------------------------------------------------------------------------
Consumer Non-Durables -- 6.9%
  889,400 The Coca-Cola Co.                                         42,584,472
  501,650 Colgate-Palmolive Co.                                     28,854,908
  861,200 The Gillette Co.                                          26,774,708
  768,700 Kimberly-Clark Corp.                                      42,670,537
1,170,325 Kraft Foods Inc.                                          39,498,469
1,089,250 PepsiCo, Inc.                                             53,057,368
  405,600 The Procter & Gamble Co.                                  29,925,168
  324,050 Unilever N.V., NY Shares                                  16,844,119
------------------------------------------------------------------------------
                                                                   280,209,749
------------------------------------------------------------------------------
Consumer Services -- 5.0%
3,265,750 AOL Time Warner Inc.*                                    101,924,057
  975,284 AT&T Wireless Services*                                   14,083,101
  454,370 Clear Channel Communications, Inc.*                       17,320,584
  872,285 Cox Communications, Inc.*                                 33,408,516
  292,800 McDonald's Corp.                                           7,633,296
  537,676 Viacom Inc., Class B Shares*                              19,630,551
  526,450 The Walt Disney Co.                                        9,786,706
------------------------------------------------------------------------------
                                                                   203,786,811
------------------------------------------------------------------------------
Energy -- 6.8%
  315,705 Anadarko Petroleum Corp.                                  18,010,970
  849,700 BP PLC, Sponsored ADR                                     41,074,498
  407,100 ChevronTexaco Corp.                                       36,048,705
3,019,610 Exxon Mobil Corp.                                        119,123,614
  436,900 Royal Dutch Petroleum Co.                                 22,067,819
  510,300 Total Fina Elf SA, Sponsored ADR                          35,588,322
  118,040 Weatherford International, Inc.*                           4,040,509
------------------------------------------------------------------------------
                                                                   275,954,437
------------------------------------------------------------------------------
Finance -- 18.0%
1,542,850 AFLAC Inc.                                                37,738,111
1,835,950 Ambac Financial Group, Inc.                               88,125,600
1,739,525 American International Group Inc.                        136,726,665
1,030,275 Annuity & Life Re Holdings, Ltd.                          23,943,591
  483,918 AXA, Sponsored ADR                                        10,539,734
  626,000 Bank of America Corp.                                     36,927,740
  625,900 Capital One Financial Corp.                               25,855,929
  355,300 Countrywide Credit Industries, Inc.                       14,187,129
1,472,900 Fannie Mae                                               119,245,984
1,477,040 IndyMac Bancorp, Inc.*                                    37,930,387
2,174,650 J.P. Morgan Chase & Co.                                   76,895,624
  390,600 Lehman Brothers Holdings Inc.                             24,396,876
  729,300 Morgan Stanley Dean Witter & Co.                          35,677,356

                      See Notes to Financial Statements.


    9 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001



 SHARES                         SECURITY                            VALUE
-------------------------------------------------------------------------------
Finance -- 18.0% (continued)
  560,750 State Street Corp.                                    $   25,536,555
  951,700 Wells Fargo & Co.                                         37,592,150
------------------------------------------------------------------------------
                                                                   731,319,431
------------------------------------------------------------------------------
Healthcare -- 16.1%
1,267,460 Affymetrix, Inc.*                                         38,087,173
  568,100 American Home Products Corp.                              31,717,023
  900,150 Bristol-Myers Squibb Co.                                  48,113,017
  287,300 Cardinal Health, Inc.                                     19,280,703
  465,300 Eli Lilly & Co.                                           35,595,450
  524,200 Genentech, Inc.*                                          27,389,450
  742,350 HCA Inc.                                                  29,441,601
1,208,700 Johnson & Johnson                                         69,995,817
1,419,500 Merck & Co., Inc.                                         90,578,295
3,601,800 Pfizer Inc.                                              150,915,420
  826,100 Pharmacia Corp.                                           33,473,572
1,269,664 Sepracor Inc.*                                            60,232,860
  315,482 Stryker Corp.                                             17,742,708
------------------------------------------------------------------------------
                                                                   652,563,089
------------------------------------------------------------------------------
Industrial Services -- 1.4%
1,589,405 AES Corp.*                                                22,013,259
  184,600 Dynegy Inc., Class A Shares                                6,627,140
  604,755 Praxair, Inc.                                             28,532,341
------------------------------------------------------------------------------
                                                                    57,172,740
------------------------------------------------------------------------------
Non-Energy Minerals -- 0.8%
1,050,900 Alcoa Inc.                                                33,912,543
------------------------------------------------------------------------------
Producer Manufacturing -- 6.1%
  206,200 Emerson Electric Co.                                      10,107,924
3,870,520 General Electric Co.                                     140,925,633
  237,450 Minnesota Mining and Manufacturing Co.                    24,785,031
1,426,600 Tyco International Ltd.                                   70,103,124
------------------------------------------------------------------------------
                                                                   245,921,712
------------------------------------------------------------------------------
Retail -- 7.3%
  991,274 Home Depot, Inc.                                          37,896,405
  563,900 Kroger Co.*                                               13,792,994
  654,600 Lowe's Cos., Inc.                                         22,321,860
1,427,300 Safeway Inc.*                                             59,447,045
1,248,550 Target Corp.                                              38,892,332
1,438,900 TJX Cos., Inc.                                            48,634,820
1,481,850 Wal-Mart Stores, Inc.                                     76,167,090
------------------------------------------------------------------------------
                                                                   297,152,546
------------------------------------------------------------------------------
Technology -- 16.5%
  583,250 Applied Materials, Inc.*                                  19,894,657
2,471,700 Cisco Systems, Inc.*                                      41,821,164
1,399,200 Dell Computer Corp.*                                      33,552,816
  578,550 Electronic Data Systems Corp.                             37,241,264
  156,790 General Dynamics Corp.                                    12,794,064
  955,970 Hewlett-Packard Co.                                       16,088,975
3,530,532 Intel Corp.                                               86,215,591
  764,100 International Business Machines Corp.                     82,576,287

                      See Notes to Financial Statements.


   10 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001


SHARES                                          SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------------
Technology -- 16.5% (continued)
    368,700 Lexmark International, Inc.*                                                      $   16,499,325
    606,350 Linear Technology Corp.                                                               23,526,380
  3,960,000 Lucent Technologies Inc.*                                                             26,532,000
  2,466,520 Microsoft Corp.*                                                                     143,428,138
  2,868,950 Motorola, Inc.                                                                        46,964,712
    948,300 Nokia Oyj, Sponsored ADR                                                              19,449,633
  2,406,300 Oracle Corp.*                                                                         32,629,428
  1,289,850 Sun Microsystems, Inc.*                                                               13,091,977
    624,900 Xilinx, Inc.*                                                                         19,009,458
------------------------------------------------------------------------------------------------------------
                                                                                                 671,315,869
------------------------------------------------------------------------------------------------------------
Transportation -- 0.4%
    880,475 Knightsbridge Tankers Ltd.                                                            14,598,276
------------------------------------------------------------------------------------------------------------
Utilities -- 7.4%
  1,647,955 AT&T Corp.                                                                            25,131,314
    385,000 Duke Energy Corp.                                                                     14,787,850
    815,999 El Paso Corp.                                                                         40,032,911
    183,900 Exelon Corp.                                                                           7,736,673
  1,024,500 Qwest Communications International Inc.*                                              13,267,275
  1,949,650 SBC Communications Inc.                                                               74,301,162
    869,000 Sprint Corp. (PCS Group)*                                                             19,378,700
  1,417,610 Verizon Communications                                                                70,611,154
  2,525,299 WorldCom, Inc.*                                                                       33,965,272
------------------------------------------------------------------------------------------------------------
                                                                                                 299,212,311
------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $3,244,397,506)                                                           3,871,987,652
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 3.0%
$85,000,000 U.S. Treasury Bonds, 8.750% due 5/15/17
            (Cost -- $99,086,484)                                                                120,268,370
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
 70,890,000 J.P. Morgan Chase & Co., 2.450% due 11/1/01; Proceeds at maturity -- $70,894,824;
              (Fully collateralized by U.S. Treasury Bonds, 8.875% due 2/15/19;
              Market value -- $72,311,938) (Cost -- $70,890,000)                                  70,890,000
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $3,414,373,990**)                                                        $4,063,146,022
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   11 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                           October 31, 2001


ASSETS:
   Investments, at value (Cost -- $3,414,373,990)                                $4,063,146,022
   Cash                                                                                  35,712
   Receivable for Fund shares sold                                                    1,178,201
   Dividends and interest receivable                                                  6,393,049
-----------------------------------------------------------------------------------------------
   Total Assets                                                                   4,070,752,984
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                  59,099,047
   Payable for Fund shares purchased                                                  3,278,509
   Investment advisory fee payable                                                    2,164,241
   Trustees' retirement plan                                                            319,629
   Distribution fees payable                                                            183,005
   Accrued expenses                                                                   5,286,501
-----------------------------------------------------------------------------------------------
   Total Liabilities                                                                 70,330,932
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $4,000,422,052
-----------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                    $    2,290,855
   Capital paid in excess of par value                                            3,366,972,729
   Undistributed net investment income                                               14,010,536
   Accumulated net realized loss on security transactions and futures contracts     (31,624,100)
   Net unrealized appreciation of investments                                       648,772,032
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $4,000,422,052
-----------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                          181,026,732
-----------------------------------------------------------------------------------------------
   Class A                                                                           24,435,423
-----------------------------------------------------------------------------------------------
   Class B                                                                           23,316,572
-----------------------------------------------------------------------------------------------
   Class L                                                                              306,773
-----------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                        $17.55
-----------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                        $17.41
-----------------------------------------------------------------------------------------------
   Class B *                                                                             $16.86
-----------------------------------------------------------------------------------------------
   Class L **                                                                            $17.36
-----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                     $19.18
-----------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                     $18.33
-----------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                     $17.54
-----------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


   12 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Statement of Operations                    For the Year Ended October 31, 2001


INVESTMENT INCOME:
   Interest                                                     $    14,239,067
   Dividends                                                         47,136,853
   Less: Foreign withholding tax                                       (536,507)
-------------------------------------------------------------------------------
   Total Income                                                      60,839,413
-------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                           26,431,171
   Shareholder and system servicing fees                              9,861,250
   Distribution fees (Note 2)                                         5,758,534
   Trustees' fees                                                       425,619
   Shareholder communications                                           415,571
   Custody                                                              228,863
   Registration fees                                                     81,400
   Audit and legal                                                       39,186
   Other                                                                 42,776
-------------------------------------------------------------------------------
   Total Expenses                                                    43,284,370
-------------------------------------------------------------------------------
Net Investment Income                                                17,555,043
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (9,798,654)
     Futures contracts                                                  460,414
-------------------------------------------------------------------------------
   Net Realized Loss                                                 (9,338,240)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                            2,167,172,906
     End of year                                                    648,772,032
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                       (1,518,400,874)
-------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                    (1,527,739,114)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(1,510,184,071)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets            For the Years Ended October 31,



                                                                        2001             2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    17,555,043  $    8,543,437
   Net realized gain (loss)                                             (9,338,240)    487,097,337
   Increase (decrease) in net unrealized appreciation               (1,518,400,874)    329,699,645
----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                (1,510,184,071)    825,340,419
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (10,720,642)    (12,710,445)
   Net realized gains                                                 (500,813,021)   (334,495,593)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (511,533,663)   (347,206,038)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                    387,642,676     555,097,691
   Net asset value of shares issued for reinvestment of dividends      511,051,070     346,911,626
   Cost of shares reacquired                                          (601,327,946)   (831,177,116)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 297,365,800      70,832,201
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (1,724,351,934)    548,966,582

NET ASSETS:
   Beginning of year                                                 5,724,773,986   5,175,807,404
----------------------------------------------------------------------------------------------------
   End of year*                                                    $ 4,000,422,052  $5,724,773,986
----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $14,010,536      $7,203,587
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   14 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Large Cap Core Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and six other separate investment portfolios: Smith Barney International Aggressive Growth Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain of $5,424,449 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the


   15 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                                         Annual Rate
-----------------------------------------------------------------------------
First $1 billion                                                    0.65%
----------------------------------------------------------------------------
Next $1 billion                                                     0.60
----------------------------------------------------------------------------
Next $1 billion                                                     0.55
----------------------------------------------------------------------------
Next $1 billion                                                     0.50
----------------------------------------------------------------------------
Over $4 billion                                                     0.45
----------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the year ended October 31, 2001, the Fund paid transfer agent fees of $80,622 to CFTC.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates received $154,694 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2001, SSB received sales charges of approximately $10,532,000, $6,408,000 and $35,000 on sales of the Fund's Class 1, A and L shares, respectively.

In addition, CDSCs paid to SSB for the year ended October 31, 2001 were approximately:

                                                  Class A  Class B   Class L
-----------------------------------------------------------------------------
CDSCs                                             $3,000  $1,432,000 $1,000
----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                              Class A    Class B   Class L
---------------------------------------------------------------------------
Distribution Plan Fees                       $1,162,100 $4,560,590 $35,844
--------------------------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000. Such benefit is reduced by any payments received under CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


   16 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------
Purchases                                                   $1,295,222,377
--------------------------------------------------------------------------
Sales                                                        1,258,520,620
--------------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------
Gross unrealized appreciation                               $ 848,181,344
Gross unrealized depreciation                                (199,409,312)
--------------------------------------------------------------------------
Net unrealized appreciation                                 $ 648,772,032
--------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Fund did not hold any futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


   17  Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2001, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2001, the Fund did not have any securities on loan.

10. Securities Traded on a To-Be-Announced Basis

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, the Fund did not hold any TBA securities.

11.Shares of Beneficial Interest

The Fund has four classes of beneficial interest, 1, A, B and L, each with a par value of $0.01 per share. There are an unlimited number of shares authorized.


   18 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

For the year ended October 31, 2001, total paid-in capital amounted to the following:

                         Class 1       Class A      Class B     Class L
--------------------------------------------------------------------------
Total Paid-in Capital $2,352,983,733 $520,760,950 $489,054,687 $6,464,214
-------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended                  Year Ended
                                   October 31, 2001            October 31, 2000*
                              --------------------------  --------------------------
                                Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------
Class 1
Shares sold                     5,987,020  $ 122,291,487    6,534,306  $ 172,501,823
Shares issued on reinvestment  18,971,369    417,939,268   12,103,933    299,814,441
Shares reacquired             (20,802,510)  (424,689,518) (25,440,474)  (672,870,040)
-------------------------------------------------------------------------------------
Net Increase (Decrease)         4,155,879  $ 115,541,237   (6,802,235) $(200,553,776)
-------------------------------------------------------------------------------------
Class A
Shares sold                     7,258,011  $ 148,273,662    7,397,903  $ 195,036,348
Shares issued on reinvestment   2,082,304     45,769,051      928,886     22,989,917
Shares reacquired              (4,210,197)   (84,594,882)  (3,174,788)   (83,785,073)
-------------------------------------------------------------------------------------
Net Increase                    5,130,118  $ 109,447,831    5,152,001  $ 134,241,192
-------------------------------------------------------------------------------------
Class B
Shares sold                     5,545,675  $ 110,343,097    7,238,246  $ 187,380,126
Shares issued on reinvestment   2,208,630     47,286,768      990,032     24,107,268
Shares reacquired              (4,723,313)   (91,537,341)  (2,867,063)   (74,522,003)
-------------------------------------------------------------------------------------
Net Increase                    3,030,992  $  66,092,524    5,361,215  $ 136,965,391
-------------------------------------------------------------------------------------
Class L
Shares sold                       323,820  $   6,734,430        6,819  $     179,394
Shares issued on reinvestment       2,548         55,983           --             --
Shares reacquired                 (26,414)      (506,205)          --             --
-------------------------------------------------------------------------------------
Net Increase                      299,954  $   6,284,208        6,819  $     179,394
-------------------------------------------------------------------------------------

* For Class L shares, transactions are for the period from September 19, 2000 (inception date) to October 31, 2000.

   19 Smith Barney Large Cap Core Fund | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/   1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $26.52    $24.36    $19.59   $20.94  $17.98
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.11      0.07      0.08     0.13    0.17
 Net realized and unrealized gain (loss)   (6.70)     3.74      6.62     2.10    4.33
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (6.59)     3.81      6.70     2.23    4.50
---------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.06)    (0.07)    (0.11)   (0.17)  (0.18)
 Net realized gains                        (2.32)    (1.58)    (1.82)   (3.41)  (1.36)
---------------------------------------------------------------------------------------
Total Distributions                        (2.38)    (1.65)    (1.93)   (3.58)  (1.54)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year              $17.55    $26.52    $24.36   $19.59  $20.94
---------------------------------------------------------------------------------------
Total Return                              (26.67)%   16.12%    35.60%   12.54%  26.93%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $3,177    $4,691    $4,475   $3,657  $3,547
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.73%     0.70%     0.76%    0.78%   0.88%
 Net investment income                      0.55      0.26      0.34     0.63    0.86
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       27%       34%       37%     113%    165%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

   20 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/   1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $26.41    $24.29    $19.54   $20.89  $17.96
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.01)    (0.02)     0.02     0.05    0.15
 Net realized and unrealized gain (loss)   (6.67)     3.73      6.60     2.13    4.30
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (6.68)     3.71      6.62     2.18    4.45
---------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --     (0.01)    (0.05)   (0.12)  (0.16)
 Net realized gains                        (2.32)    (1.58)    (1.82)   (3.41)  (1.36)
---------------------------------------------------------------------------------------
Total Distributions                        (2.32)    (1.59)    (1.87)   (3.53)  (1.52)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year              $17.41    $26.41    $24.29   $19.54  $20.89
---------------------------------------------------------------------------------------
Total Return                              (27.12)%   15.69%    35.24%   12.27%  26.65%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $425      $510      $344     $180    $109
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.34%     1.04%     1.01%    1.02%   1.13%
 Net investment income (loss)              (0.06)    (0.07)     0.09     0.38    0.57
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       27%       34%       37%     113%    165%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

   21 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                            2001/(1)/ 2000/(1)/ 1999/(1)/   1998    1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $25.81     $23.95    $19.37   $20.75  $17.93
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.15)     (0.23)    (0.14)   (0.11)   0.01
 Net realized and unrealized gain (loss)   (6.48)      3.67      6.54     2.14    4.28
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (6.63)      3.44      6.40     2.03    4.29
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --        --       --   (0.11)
 Net realized gains                        (2.32)     (1.58)    (1.82)   (3.41)  (1.36)
----------------------------------------------------------------------------------------
Total Distributions                        (2.32)     (1.58)    (1.82)   (3.41)  (1.47)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $16.86     $25.81    $23.95   $19.37  $20.75
----------------------------------------------------------------------------------------
Total Return                              (27.59)%    14.76%    34.31%   11.43%  25.66%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $393       $524      $357     $182    $126
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.01%      1.83%     1.76%    1.75%   1.88%
 Net investment loss                       (0.73)     (0.86)    (0.65)   (0.35)  (0.16)
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       27%        34%       37%     113%    165%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

   22 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                                      2001/(1)/ 2000/(1)(2)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $26.41      $27.33
---------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                (0.07)      (0.01)
  Net realized and unrealized loss                   (6.66)      (0.91)
---------------------------------------------------------------------------
Total Loss From Operations                           (6.73)      (0.92)
---------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                 (2.32)         --
---------------------------------------------------------------------------
Total Distributions                                  (2.32)         --
---------------------------------------------------------------------------
Net Asset Value, End of Year                        $17.36      $26.41
---------------------------------------------------------------------------
Total Return                                        (27.32)%     (3.37)%++
---------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $5,326        $180
---------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.65%       1.54%+
  Net investment loss                                (0.37)      (0.46)+
---------------------------------------------------------------------------
Portfolio Turnover Rate                                27 %         34%
---------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 19, 2000 (inception date) to October 31, 2000. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2001:

  . A corporation dividends received deduction of 46.41%.

  . Total long-term capital gain distribution paid of $424,883,714.

A total of 1.41% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

   23 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Board of Trustees and Shareholders of
Smith Barney Investment Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Core Fund of the Smith Barney Investment Series ("Fund") as of October 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                /s/ KPMG LLP


New York, New York
December 12, 2001


   24 Smith Barney Large Cap Core Fund  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                              LARGE CAP CORE FUND



           TRUSTEES                  INVESTMENT MANAGER
           Donald M. Carlton         Smith Barney Fund Management LLC
           A. Benton Cocanougher
           Stephen Randolph Gross    DISTRIBUTORS
           Heath B. McLendon         Salomon Smith Barney Inc.
           Alan G. Merten            PFS Distributors, Inc.
           R. Richardson Petit
                                     CUSTODIAN
           OFFICERS                  PFPC Trust Company
           Heath B. McLendon         J.P. Morgan Chase & Co.
           President
                                     TRANSFER AGENT
           Lewis E. Daidone          Citi Fiduciary Trust Company
           Treasurer                 125 Broad Street, 11th Floor
                                     New York, New York 10004
           Lawrence B. Weissman, CFA
           Vice President            SUB-TRANSFER AGENTS
           and Investment Officer    PFPC Global Fund Services
                                     P.O. Box 9699
           Paul A. Brook             Providence, Rhode Island
           Controller                02940-9699

           Robert I. Frenkel         PFS Shareholder Services
           Secretary                 3100 Breckinridge Blvd.
                                     Duluth, Georgia 30099

   Smith Barney Large Cap Core Fund





 This report is submitted for the general information of shareholders of the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY LARGE CAP CORE FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospec-tus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 [LOGO] SalomonSmithBarney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02102 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2001



                               [LOGO] Smith Barney
                                      Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

MICHAEL KAGAN
PORTFOLIO MANAGER

    [GRAPHIC]   Classic Series

 Annual Report . October 31, 2001

 SMITH BARNEY
 GROWTH AND INCOME FUND

MICHAEL KAGAN

Michael Kagan has more than 16 years of securities business experience and has been managing the Fund since August 11, 2000.

Education: BA in Economics, Harvard University. Attended the Massachusetts Institute of Technology's Sloan School of Management.

FUND OBJECTIVE

The Fund seeks reasonable growth and income by investing in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income.

FUND FACTS

FUND INCEPTION
-----------------
August 18, 1996

MANAGER TENURE
-----------------
Since August 11, 2000

MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
-----------------
16 Years

                    INCEPTION NASDAQ
-------------------------------------
Class 1              4/14/87  CGINX
-------------------------------------
Class A              8/18/96  GRIAX
-------------------------------------
Class B              8/18/96  GRIBX
-------------------------------------
Class L              10/9/00  SGAIX
-------------------------------------
Class O              12/8/00  SPGOX
-------------------------------------
Class P              12/8/00  SBOPX
-------------------------------------


Average Annual Total Returns as of October 31, 2001


                                    Without Sales Charges/(1)/
                     Class 1  Class A  Class B  Class L  Class O    Class P
 ------------------------------------------------------------------------------
 One-Year            (25.18)% (25.51)% (26.10)% (25.99)%    N/A        N/A
 ------------------------------------------------------------------------------
 Five-Year             6.02     5.71     4.92      N/A      N/A        N/A
 ------------------------------------------------------------------------------
 Ten-Year              9.66      N/A      N/A      N/A      N/A        N/A
 ------------------------------------------------------------------------------
 Since Inception+      9.20     7.10     6.29   (22.45)  (21.21)%++ (21.21)%++
 ------------------------------------------------------------------------------

                                      With Sales Charges/(2)/
                     Class 1  Class A  Class B  Class L  Class O    Class P
 ------------------------------------------------------------------------------
 One-Year            (31.55)% (29.22)% (29.50)% (27.40)%    N/A        N/A
 ------------------------------------------------------------------------------
 Five-Year             4.15     4.64     4.80      N/A      N/A        N/A
 ------------------------------------------------------------------------------
 Ten-Year              8.69      N/A      N/A      N/A      N/A        N/A
 ------------------------------------------------------------------------------
 Since Inception+      8.54     6.06     6.29   (23.19)  (22.00)%++ (25.15)%++
 ------------------------------------------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L, O and P shares.
/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A, L and O shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00%, respectively; Class B and P shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+Inception date for Class 1 shares is April 14, 1987. Inception date for Class
 A and B shares is August 18, 1996, and for Class L shares is October 9, 2000. Inception date for Class O and P shares is December 8, 2000.
++Total return is not annualized as it may not be representative of the total return for the year.



 What's Inside
 Your Investment in the Smith Barney Growth and Income Fund ................  1
 Letter to Our Shareholders.................................................  2
 Fund at a Glance...........................................................  5
 Historical Performance ....................................................  6
 Growth of $10,000..........................................................  9
 Schedule of Investments.................................................... 10
 Statement of Assets and Liabilities........................................ 14
 Statement of Operations.................................................... 15
 Statements of Changes in Net Assets........................................ 16
 Notes to Financial Statements.............................................. 17
 Financial Highlights....................................................... 24
 Independent Auditors' Report............................................... 27
 Tax Information............................................................ 28

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

    Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY GROWTH AND INCOME FUND


Seasoned portfolio manager Michael Kagan and his investment team use a bottom-up/1/ selection process to identify stocks they believe have strong growth potential and are undervalued. Their goal: To create a portfolio that offers investors "growth at a reasonable price."

[GRAPHIC] A Stock Selection Focus/2/

          Michael and his team use fundamental analysis to identify stocks with promising growth potential, and to determine whether stocks are undervalued or overvalued relative to the overall market. Through this analysis, they are able to uncover companies that they believe have competitive positions within their respective industries, have well-established management teams, and that may stand to benefit from positive changes to their corporate strategy.

[GRAPHIC] An Exhaustive Security Selection Process

          Michael relies on a team of 12 experienced analysts to help him identify companies that may represent the best opportunities in the market. All members of the research team are specialists within their given industries. Michael uses their recommendations as a foundation for building the Fund's portfolio.

[GRAPHIC] Portfolio Manager-Driven Funds -- The Classic Series

          The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in mutual funds where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

          --------
          1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends. 2 Please note that these quantitative and qualitative factors, as well as expected dividends and income, influence the Fund's purchases and sales of securities.


  1 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

Dear Shareholder,

We herein present the annual report for the Smith Barney Growth and Income Fund ("Fund") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended October 31, 2001, the Fund's Class A shares without sales charges returned negative 25.51%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned negative 24.89% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Fund owns stocks in companies with market capitalizations that typically exceed $10 billion. The Fund owns a mixture of growth/2/ and value/3/ stocks. As indicated by its name, the Fund's returns may comprise capital appreciation "growth," as well as a dividend "income" component. While no guarantees can be given, we expect the gross dividend yield/4/ of the Fund, before expenses, to exceed that of the overall equity market.

We are risk-averse investors. As such, we have a bias toward owning companies with strong balance sheets. We carefully examine the accounting procedures of the companies in which we invest, and will not purchase the stocks of companies with accounting practices that we consider to be aggressive. The Fund is typically highly diversified, with industry exposures similar to those of the overall market, as represented by the S&P 500 Index.

Market and Fund Review
The growth rate of the U.S. economy slowed sharply in the fourth quarter of 2000, leading the U.S. into a recessionary environment beginning in March 2001. Despite the U.S. Federal Reserve Board's ("Fed") aggressive interest rate cuts beginning in January 2001, the U.S. economy continued to weaken throughout the summer. In early September, the economy had just started to show signs of a potential turnaround when the tragic events of September 11th set us firmly on a different course.

The Fed responded quickly to the events of September 11th, cutting interest rates three times in 50 basis points/5/ increments on September 17th, October 2nd and, most recently, on November 6th. (Please note that the November 6th rate reduction--the Fed's 10th rate cut in 2001--occurred after the close of the reporting period.) At the time of this report, the federal funds rate ("fed funds rate")/6/ stood at 2.0%--its lowest level in 40 years. This level of monetary easing has not been seen since the recession of 1991. In addition to these rate cuts, President Bush proposed a $200 billion stimulus package, the largest program as a percentage of U.S. Gross Domestic Product ("GDP")/7/ since World War II.

--------
1 The S&P 500 is a market-capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
4 Dividend yield is the annual percentage of return that an investor receives on either common or preferred stock. The yield is based on the amount of the dividend divided by the stock's market price at the time of purchase.
5 A basis point is 0.01%, or one-hundredth of a percent.
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates to the direction of U.S. interest rates.
7 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


  2 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

The market leaders during the period were generally value stocks, especially in the basic materials, consumer cyclicals and consumer staples sectors. Technology stocks, on the other hand, fell by more than 50% during the period. The Fund's performance was helped by its positions in Microsoft Corp., Biomet Inc., Canadian National Railway Co. and Abbott Laboratories during the period. EMC Corp., the Bank of New York Co., Inc. and Safeway Inc., in contrast, hurt the Fund's performance.

Following the events of September 11th, we positioned the Fund more aggressively. We found capital goods stock valuations especially attractive during the last week of September 2001, and thus added to our positions in General Electric Co., United Technologies Corp. and PACCAR Inc. We reduced two of our telecommunications holdings--SBC Communications Inc. and Verizon Communications Inc. The telecommunications sector has traditionally underperformed the market coming out of recessions. During the period we increased the Fund's holdings in economically sensitive companies such as Bank of New York Co., Inc. and Merrill Lynch & Co., Inc.

We continue to favor high quality, dividend paying companies for the Fund. As in 1990, the valuation premiums that are being paid for large, best-in-class companies compared to their weaker competitors have fallen. Large capitalization companies are actually trading at a discount to the overall stock market for the first time in 10 years. We utilized this opportunity during the period to increase the projected earnings growth rate of the Fund's portfolio. At the same time, we reduced the Fund's valuation characteristics by adding to our positions in Pfizer Inc., Safeway Inc., Bank of New York Co., Inc. and American International Group, Inc.

Though the Nasdaq Composite Index/8/ has fallen by more than 50% since its March 2000 high, we remain concerned about technology stock valuations. In particular, we believe the semiconductor sector remains expensive. We are more confident in our outlook for the personal computer, wireless and computer services sectors, and have concentrated the Fund's technology investments there.

The automotive and housing sectors appear unattractive to us at this time, though. These stocks have typically been top performers coming out of recessionary periods. We are also pessimistic about the housing and auto sectors. Thus far in this market down-cycle, sales in both sectors never fell below trend demand which we believe limits their fundamental upside potential, in our opinion. Furthermore, valuations in those sectors are not compelling in our view.

We are enthusiastic about the retail sector--another group that has historically led the market out of recessions. We believe that retail valuations are generally attractive, and therefore the Fund has substantial positions in Costco Wholesale Corp. and Federated Department Stores, Inc. We also believe that the trend of rising healthcare costs makes hospitals attractive and HMOs unattractive investments. Consequently, we own a sizable position in HCA Inc., the largest hospital company. Drug costs have become a political lightning rod, reducing drug company pricing flexibility in our view. While we are underweighted in ethical pharmaceuticals, we do own a large position in Teva Pharmaceutical Industries--one of the largest and strongest generic drug companies.

Market and Fund Outlook
Going forward, we expect any economic recovery to be somewhat hampered by a decreased rate of mortgage refinancings. The economic boom of the 1990s was partially fuelled by successive waves of mortgage refinancings, which enabled consumers to increase consumption. We expect that the decade ahead will not benefit from such a trend, however. Interest rates for bonds of longer maturities and mortgages increased after the last Fed interest rate cut--an indication that mortgage rates have probably reached the bottom of the cycle. Consumer balance sheets appear to be stretched. These factors do not give us a negative outlook on the economy, but they do temper our view as to how robust a recovery may be.

--------
8The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on The NASDAQ Stock Market. An investor cannot invest directly in an index.


  3 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

Historically, the stock market has fallen in years when economic growth slows sharply or enters a recession, as exemplified in 1994 and 1990--the last two periods of significant stock market declines. The market has typically risen sharply thereafter, however, as conditions become ripe for a turnaround. In view of the tremendous amount of fiscal and monetary stimulus being applied to the U.S. economy today, we expect that a market recovery in 2002 is likely. Given our expectation of a moderate recovery, however, and given that the market has already rebounded about 20% from its September 2001 low point, we expect to see normal, as opposed to above average stock market returns, in 2002.

Thank you for your investment in the Smith Barney Growth and Income Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Michael Kagan

Michael Kagan
Vice President and
Investment Officer

November 7, 2001

The information provided in this commentary represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.


4 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

          Smith Barney Growth and Income Fund at a Glance (unaudited)


 Top Ten Holdings*+


1. Pfizer Inc.............................................. 4.3%
2. Microsoft Corp.......................................... 4.3
3. Verizon Communications Inc.............................. 3.4
4. Exxon Mobil Corp........................................ 3.4
5. American International Group, Inc....................... 3.1
6. Costco Wholesale Corp................................... 2.9
7. The Bank of New York Co., Inc........................... 2.6
8. Federated Department Stores, Inc........................ 2.6
9. Safeway Inc............................................. 2.5
10. HCA Inc................................................ 2.4

                  Industry Diversification of Common Stocks*+

[CHART]


Basic Materials                  4.6%
Capital Goods                    5.0
Communication Services           8.0
Consumer Cyclicals              10.6
Consumer Staples                11.5
Energy                           5.9
Finance                         17.7
Healthcare                      15.1
Technology                      17.9
Utilities                        3.0
Other                            0.7





                           Investment Allocations*++

Common  97.8
Convertible 2.2                                    [CHART]



*All information is as of October 31, 2001. Please note that portfolio holdings and their weightings are subject to change.
+As a percentage of total common stock.
++As a percentage of total investments.


  5 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class 1 Shares


                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain      Total
       Year Ended  of Year  of Year Dividends Distributions  Returns/(1)/
       -------------------------------------------------------------------
        10/31/01   $19.03   $13.08    $0.06      $ 1.37        (25.18)%
       -------------------------------------------------------------------
        10/31/00    21.36    19.03     0.07        3.45          5.39
       -------------------------------------------------------------------
        10/31/99    18.53    21.36     0.08        0.78         20.27
       -------------------------------------------------------------------
        10/31/98    20.10    18.53     0.20        3.25         10.90
       -------------------------------------------------------------------
        10/31/97    18.11    20.10     0.30        2.18         27.35
       -------------------------------------------------------------------
        10/31/96    16.95    18.11     0.34        1.75         20.58
       -------------------------------------------------------------------
        10/31/95    15.77    16.95     0.30        1.60         22.45
       -------------------------------------------------------------------
        10/31/94    17.13    15.77     0.28        1.16          0.51
       -------------------------------------------------------------------
        10/31/93    15.54    17.13     0.28        0.30         14.13
       -------------------------------------------------------------------
        10/31/92    14.70    15.54     0.30        0.42         10.85
       -------------------------------------------------------------------
         Total                        $2.21      $16.26
       -------------------------------------------------------------------

 Historical Performance -- Class A Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
 -------------------------------------------------------------------------------
 10/31/01                $19.03   $13.07    $0.01      $ 1.37        (25.51)%
 -------------------------------------------------------------------------------
 10/31/00                 21.35    19.03     0.02        3.45          5.14
 -------------------------------------------------------------------------------
 10/31/99                 18.53    21.35     0.03        0.78         19.93
 -------------------------------------------------------------------------------
 10/31/98                 20.10    18.53     0.15        3.25         10.63
 -------------------------------------------------------------------------------
 10/31/97                 18.11    20.10     0.25        2.18         27.04
 -------------------------------------------------------------------------------
 Inception* -- 10/31/96   17.19    18.11     0.06        0.00          5.72+
 -------------------------------------------------------------------------------
  Total                                     $0.52      $11.03
 -------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
 -------------------------------------------------------------------------------
 10/31/01                $18.70   $12.73    $0.00      $ 1.37        (26.10)%
 -------------------------------------------------------------------------------
 10/31/00                 21.16    18.70     0.00        3.45          4.36
 -------------------------------------------------------------------------------
 10/31/99                 18.48    21.16     0.00        0.78         19.03
 -------------------------------------------------------------------------------
 10/31/98                 20.07    18.48     0.04        3.25          9.85
 -------------------------------------------------------------------------------
 10/31/97                 18.09    20.07     0.12        2.18         26.08
 -------------------------------------------------------------------------------
 Inception* -- 10/31/96   17.19    18.09     0.04        0.00          5.49+
 -------------------------------------------------------------------------------
  Total                                     $0.20      $11.03
 -------------------------------------------------------------------------------


  6 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class L Shares


                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain     Total
Year Ended                of Year  of Year Dividends Distributions  Returns/(1)/
---------------------------------------------------------------------------------
10/31/01                  $19.04   $13.00    $0.00       $1.37        (25.99)%
---------------------------------------------------------------------------------
Inception* -- 10/31/00     18.49    19.04     0.00        0.00          2.97+
---------------------------------------------------------------------------------
  Total                                      $0.00       $1.37
---------------------------------------------------------------------------------

 Historical Performance -- Class O Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/
---------------------------------------------------------------------------------
Inception* -- 10/31/01  $16.55    $13.04     $0.00       $0.00        (21.21)%+
---------------------------------------------------------------------------------


 Historical Performance -- Class P Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/
---------------------------------------------------------------------------------
Inception* -- 10/31/01  $16.55    $13.04     $0.00       $0.00        (21.21)%+
---------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/
---------------------------------------------------------------------------------
Inception* -- 10/31/01  $16.55    $13.08     $0.06       $0.00        (20.65)%+
---------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


  7 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

 Average Annual Total Returns

                                                Without Sales Charges/(1)/
                            --------------------------------------------------------------
                            Class 1  Class A  Class B  Class L  Class O   Class P   Class Y
----------------------------------------------------------------------------------------------
Year Ended 10/31/01         (25.18)% (25.51)% (26.10)% (25.99)%    N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Five Years Ended 10/31/01     6.02     5.71     4.92      N/A      N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Ten Years Ended 10/31/01      9.66      N/A      N/A      N/A      N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Inception* through 10/31/01   9.20     7.10     6.29   (22.45)  (21.21)%+ (21.21)%+ (20.65)%+
----------------------------------------------------------------------------------------------

                                                 With Sales Charges/(2)/
                            --------------------------------------------------------------
                            Class 1  Class A  Class B  Class L  Class O   Class P   Class Y
----------------------------------------------------------------------------------------------
Year Ended 10/31/01         (31.55)% (29.22)% (29.50)% (27.40)%    N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Five Years Ended 10/31/01     4.15     4.64     4.80      N/A      N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Ten Years Ended 10/31/01      8.69      N/A      N/A      N/A      N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Inception* through 10/31/01   8.54     6.06     6.29   (23.19)  (22.00)%+ (25.15)%+ (20.65)%+
----------------------------------------------------------------------------------------------

 Cumulative Total Returns

                                                    Without Sales Charges/(1)/
  -----------------------------------------------------------------------------
  Class 1 (10/3/91 through 10/31/01)                              259.83%
  -----------------------------------------------------------------------------
  Class A (Inception* through 10/31/01)                            42.92
  -----------------------------------------------------------------------------
  Class B (Inception* through 10/31/01)                            37.35
  -----------------------------------------------------------------------------
  Class L (Inception* through 10/31/01)                           (23.79)
  -----------------------------------------------------------------------------
  Class O (Inception* through 10/31/01)                           (21.21)
  -----------------------------------------------------------------------------
  Class P (Inception* through 10/31/01)                           (21.21)
  -----------------------------------------------------------------------------
  Class Y (Inception* through 10/31/01)                           (20.65)
  -----------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L, O and P shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, L and O shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00%, respectively; Class B and P shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase.
 *Inception date for Class 1 shares is April 14, 1987. Inception date for Class
  A and B shares is August 18, 1996. Inception date for Class L shares is October 9, 2000. Inception date for Class O, P and Y shares is December 8, 2000.
 +Total return is not annualized, as it may not be representative of the total return for the year.


  8 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Growth and Income Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         October 1991 -- October 2001


[CHART]

        Growth and Income-Class 1       Standard & Poor's 500 Index
10/91       9147                               10000
10/92      10140                               10995
10/93      11573                               12634
10/94      11632                               13122
10/95      14243                               16587
10/96      17174                               20583
10/97      21870                               27191
10/98      24255                               33175
10/99      29170                               41688
10/00      30742                               44221
10/01      23000                               33214



+Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1991, assuming deduction of the 8.50% maximum initial sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class 1 shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  9 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments                                       October 31, 2001


  SHARES                  SECURITY                     VALUE
-----------------------------------------------------------------
COMMON STOCK -- 97.8%
Basic Materials -- 4.5%
  181,000 Air Products and Chemicals, Inc.+         $  7,247,240
  784,000 Alcoa Inc.                                  25,299,680
   98,000 The Boeing Co.                               3,194,800
  357,200 Georgia-Pacific Corp.+                       9,915,872
  108,400 OM Group, Inc.                               6,563,620
  536,200 PolyOne Corp.                                4,584,510
  143,300 UPM-Kymmene Oyj ADR                          4,592,765
----------------------------------------------------------------
                                                      61,398,487
----------------------------------------------------------------
Capital Goods -- 4.9%
   47,500 Cooper Industries, Inc.                      1,838,250
  133,700 Cummins Inc.+                                4,186,147
  247,400 Danaher Corp.+                              13,790,076
  102,100 Deere & Co.+                                 3,776,679
  573,000 General Electric Co.                        20,862,930
  146,800 PACCAR Inc.                                  7,753,976
  257,400 United Technologies Corp.                   13,871,286
----------------------------------------------------------------
                                                      66,079,344
----------------------------------------------------------------
Communication Services -- 7.8%
1,404,900 AT&T Corp.+                                 21,424,725
  961,096 AT&T Wireless Services Inc.*+               13,878,226
  733,506 General Motors Corp.                        10,085,708
1,989,000 Genuity Inc.*+                               3,023,280
  297,700 SBC Communications Inc.                     11,345,347
  300,600 UnitedGlobalCom, Inc.*+                        390,780
  914,300 Verizon Communications Inc.                 45,541,283
----------------------------------------------------------------
                                                     105,689,349
----------------------------------------------------------------
Consumer Cyclicals -- 10.4%
  157,100 Automatic Data Processing, Inc.+             8,115,786
  202,900 Ecolab Inc.+                                 7,138,022
  535,700 Circuit City Stores -- Circuit City Group    7,349,804
1,007,000 Costco Wholesale Corp.                      38,094,810
1,056,200 Federated Department Stores, Inc.*+         33,787,838
  503,600 The Home Depot, Inc.                        19,252,628
  230,900 SPX Corp.+                                  22,997,640
  269,300 Staples, Inc.*                               3,926,394
----------------------------------------------------------------
                                                     140,662,922
----------------------------------------------------------------
Consumer Staples -- 11.2%
   93,700 The Coca-Cola Co.+                           4,486,356
  109,100 Comcast Corp., Class A Shares*+              3.910,144
  316,600 ConAgra Foods, Inc.+                         7,250,140
  350,300 Kimberly-Clark Corp.                        19,445,153
  124,000 Kraft Foods Inc.                             4,185,000
  132,600 The Kroger Co.                               3,243,396
  968,500 Liberty Media -- Class A Shares+            11,321,765
1,185,300 The News Corp., Ltd. ADR+                   28,210,140
  527,000 PepsiCo, Inc.                               25,670,170
  780,600 Safeway Inc.*                               32,511,990
  149,700 Unilever NV                                  7,781,406
  130,200 Unilever PLC ADR+                            3,782,310
----------------------------------------------------------------
                                                     151,797,970
----------------------------------------------------------------

                      See Notes to Financial Statements.


  10 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001


         SHARES                   SECURITY                      VALUE
       -------------------------------------------------------------------
       Energy -- 5.8%
          79,100 Amerada Hess Corp.                          $  4,647,125
          74,900 Devon Energy Corp.+                            2,868,670
       1,140,600 Exxon Mobil Corp.                             44,996,670
         120,200 Royal Dutch Petroleum Co. ADR                  6,071,302
         277,600 Total Fina Elf S.A. ADR                       19,359,824
       ------------------------------------------------------------------
                                                               77,943,591
       ------------------------------------------------------------------
       Finance -- 17.3%
         106,300 American Express Co.                           3,128,409
         523,161 American International Group, Inc.            41,120,455
         283,400 Bank of America Corp.                         16,717,766
         995,500 The Bank of New York Co., Inc.+               33,856,955
         288,200 Bank One Corp.+                                9,565,358
              47 Berkshire Hathaway Inc.*                       3,346,400
         448,090 FleetBoston Financial Corp.                   14,724,237
         385,500 Freddie Mac                                   26,144,610
         164,900 The Goldman Sachs Group, Inc.                 12,888,584
         130,100 The Hartford Financial Services Group, Inc.    7,025,400
         186,700 J.P. Morgan Chase & Co.+                       6,601,712
          38,100 Marsh & McLennan Cos., Inc.+                   3,686,175
         277,200 Merrill Lynch & Co., Inc.                     12,116,412
         220,300 Morgan Stanley Dean Witter & Co.+             10,777,076
          85,400 PNC Financial Services Group                   4,688,460
         288,250 Washington Mutual, Inc.                        8,702,268
         345,500 Wells Fargo & Co.                             13,647,250
          55,000 XL Capital Ltd. -- Class A Shares              4,777,300
       ------------------------------------------------------------------
                                                              233,514,827
       ------------------------------------------------------------------
       Healthcare -- 14.8%
         221,300 Abbott Laboratories                           11,724,474
         205,900 American Home Products Corp.                  11,495,397
         110,000 Amersham PLC ADR+                              4,823,500
          38,000 Anthem, Inc.*                                  1,591,440
         104,200 Baxter International Inc.                      5,040,154
          38,500 Genetech, Inc.*+                               2,011,625
         788,000 HCA Inc.+                                     31,252,080
          67,600 Invitrogen Corp.*                              4,146,584
         143,200 Merck & Co., Inc.                              9,137,592
         736,100 Novartis AG                                   27,699,443
       1,370,900 Pfizer Inc.                                   57,440,710
         265,000 Pharmacia Corp.+                              10,737,800
         357,500 Teva Pharmaceutical Industries Ltd. ADR+      22,093,500
       ------------------------------------------------------------------
                                                              199,194,299
       ------------------------------------------------------------------
       Real Estate Investment Trust -- 0.2%
             100 BRE Properties, Inc., Class A Shares               2,900
         115,100 CarrAmerica Realty Corp.                       3,258,481
       ------------------------------------------------------------------
                                                                3,261,381
       ------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001


           SHARES                SECURITY                    VALUE
         ---------------------------------------------------------------
         Technology -- 17.5%
            86,500 Amdocs Ltd.*+                         $    2,258,515
           805,000 AOL Times Warner Inc.*                    25,124,050
           662,000 BEA Systems, Inc.*+                        8,036,680
           677,300 BMC Software, Inc.*                       10,206,911
           141,800 Celestica Inc.*+                           4,866,576
           327,900 Comverse Technology, Inc.*                 6,167,799
           679,000 Dell Computer Corp.*                      16,282,420
           373,900 Electronic Data Systems Corp.             20,489,720
            61,000 First Data Corp.                           4,121,770
         1,027,200 Intel Corp.+                              25,084,224
           146,300 International Business Machines Corp.     15,810,641
           257,100 Micron Technology, Inc.+                   5,851,596
           979,100 Microsoft Corp.*+                         56,934,665
           305,900 Motorola, Inc.+                            5,007,583
           235,800 Nokia Oyj ADR                              4,836,258
           230,500 Oracle Corp.*                              3,125,580
         1,455,900 Sun Microsystems, Inc.*+                  14,777,385
           223,600 Teradyne, Inc.+                            5,153,980
            86,175 VERITAS Software Corp.*+                   2,445,646
         --------------------------------------------------------------
                                                            236,581,999
         --------------------------------------------------------------
         Transportation -- 0.5%
           150,600 Canadian National Railway Co.              5,963,760
         --------------------------------------------------------------
         Utilities -- 2.9%
           234,000 Duke Energy Corp.+                         8,987,940
           181,000 El Paso Corp.+                             8,879,860
           103,300 Exelon Corp.                               4,345,831
           255,600 PG&E Corp.                                 4,616,136
           510,200 The Southern Co.+                         12,193,780
         --------------------------------------------------------------
                                                             39,023,547
         --------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost  -- $1,406,746,867)              1,321,111,476
         --------------------------------------------------------------

                      See Notes to Financial Statements.


  12 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001



   FACE
  AMOUNT                           SECURITY                            VALUE
----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS  -- 2.2%
Communication Services -- 1.9%
$ 7,500,000 AT&T Corp -- Liberty Media Corp., 3.500% due 1/15/31++ $    5,887,500
  5,650,000 Hutchison Whampoa Intl., 2.875% due 9/15/03+++              5,572,312
 14,825,000 NTL Inc., 5.750% due 12/15/09                               3,483,875
  9,750,000 Verizon Global FDG Corp., 5.750% due 4/1/03                 9,945,000
---------------------------------------------------------------------------------
                                                                       24,888,687
---------------------------------------------------------------------------------
High Yield -- 0.3%
  3,725,000 Teradyne Inc., 3.750% due 10/15/06++                        4,358,250
---------------------------------------------------------------------------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $36,362,039)                                      29,246,937
---------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,443,108,906**)                             $1,350,358,413
---------------------------------------------------------------------------------

 +All or a portion of this security is on loan (See Note 9).
 *Non-incoming producing security.
 ++Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  13 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                           October 31, 2001


ASSETS:
   Investments, at value (Cost -- $1,443,108,906)                      $1,350,358,413
   Collateral for securities on loan (Note 9)                             283,285,551
   Receivable for securities sold                                           3,317,497
   Receivable for Fund shares sold                                            551,856
   Dividends and interest receivable                                        2,028,646
---------------------------------------------------------------------------------------
   Total Assets                                                         1,639,541,963
---------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)                                283,285,551
   Payable for Fund shares purchased                                        1,538,096
   Payable for securities purchased                                         1,378,021
   Management fee payable                                                     804,962
   Payable to bank                                                            676,380
   Trustees retirement plan                                                   269,963
   Distribution fee payable                                                   288,234
   Accrued expenses                                                         1,600,014
---------------------------------------------------------------------------------------
   Total Liabilities                                                      289,841,221
---------------------------------------------------------------------------------------
Total Net Assets                                                       $1,349,700,742
---------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                          $    1,035,545
   Capital paid in excess of par value                                  1,455,259,367
   Undistributed net investment income                                      1,068,584
   Accumulated net realized loss on security transactions and options     (14,912,261)
   Net unrealized depreciation of investments                             (92,750,493)
---------------------------------------------------------------------------------------
Total Net Assets                                                       $1,349,700,742
---------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                 51,762,796
-------------------------------------------------------------------------------------
   Class A                                                                 22,596,127
-------------------------------------------------------------------------------------
   Class B                                                                 12,565,261
-------------------------------------------------------------------------------------
   Class L                                                                    444,083
-------------------------------------------------------------------------------------
   Class O                                                                    188,150
-------------------------------------------------------------------------------------
   Class P                                                                  3,660,568
-------------------------------------------------------------------------------------
   Class Y                                                                 12,337,531
-------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                              $13.08
-------------------------------------------------------------------------------------
   Class A (and redemption price)                                              $13.07
-------------------------------------------------------------------------------------
   Class B *                                                                   $12.73
-------------------------------------------------------------------------------------
   Class L **                                                                  $13.00
-------------------------------------------------------------------------------------
   Class O **                                                                  $13.04
-------------------------------------------------------------------------------------
   Class P *                                                                   $13.04
-------------------------------------------------------------------------------------
   Class Y (and redemption price)                                              $13.08
-------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)           $14.30
-------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)           $13.76
-------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)           $13.13
---------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B and P shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


  14 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Statement of Operations                    For the Year Ended October 31, 2001


INVESTMENT INCOME:
   Dividends                                                                    $  18,482,097
   Interest                                                                         3,181,338
   Less: Foreign withholding tax                                                     (287,179)
-----------------------------------------------------------------------------------------------
   Total Investment Income                                                         21,376,256
-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                          9,997,622
   Distribution fee (Note 2)                                                        3,301,831
   Shareholder and system servicing fees                                            1,876,342
   Trustees' fees                                                                     197,369
   Shareholder communications                                                         196,608
   Registration fees                                                                  181,625
   Audit and legal                                                                     89,236
   Custody                                                                             69,059
   Other                                                                               20,594
-----------------------------------------------------------------------------------------------
   Total Expenses                                                                  15,930,286
-----------------------------------------------------------------------------------------------
Net Investment Income                                                               5,445,970
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                      (17,452,789)
     Options written                                                                3,048,754
-----------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (14,404,035)
-----------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation (Note 13)                             (445,215,862)
-----------------------------------------------------------------------------------------------
Net Loss on Investments and Options                                              (459,619,897)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(454,173,927)
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  15 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets            For the Years Ended October 31,


                      See Notes to Financial Statements.

                                                                                       2001            2000
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                          $    5,445,970  $    3,894,782
   Net realized gain (loss)                                                          (14,404,035)    106,851,708
   Decrease in net unrealized appreciation                                          (445,215,862)    (33,445,162)
------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                                (454,173,927)     77,301,328
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (4,274,339)     (3,894,782)
   Net realized gains                                                               (104,785,176)   (242,086,093)
------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                        (109,059,515)   (245,980,875)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
   Net proceeds from sale of shares                                                  154,291,788     181,864,792
   Net asset value of shares in connection with the transfer of the Smith Barney
     Large Cap Blend Fund's net assets (Note 13)                                     462,409,513              --
   Net asset value of shares issued for reinvestment of dividends                    108,266,197     245,772,799
   Cost of shares reacquired                                                        (276,604,347)   (305,079,851)
------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                               448,363,151     122,557,740
------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                              (114,870,291)    (46,121,807)

NET ASSETS:
   Beginning of year                                                               1,464,571,033   1,510,692,840
------------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $1,349,700,742  $1,464,571,033
------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                  $1,068,584        $(58,299)
------------------------------------------------------------------------------------------------------------------


 16 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Growth and Income Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this fund and six other separate investment funds: Smith Barney International Aggressive Growth Fund, Smith Barney Large Cap Core Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gains amounting to $384,471 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


  17 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets           Annual Rate
-----------------------------------------------
    First $1 billion                  0.65%
------------------------------------
    Next $1 billion                   0.60
------------------------------------
    Next $1 billion                   0.55
------------------------------------
    Next $1 billion                   0.50
------------------------------------
    Over $4 billion                   0.45
------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2001, the Fund paid transfer agent fees of $190,118 to CFTC.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates received $259,620 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00% for Class 1, A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B and P shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2001, SSB received sales charges of approximately $2,008,000, $1,795,000 and $7,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB for the year ended October 31, 2001 were approximately:

                           Class B  Class L Class P
----------------------------------------------------
CDSCs                      $618,000 $1,000  $62,000
----------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, L, O and P shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B, L, O and P shares calculated at the annual rates of 0.75%, 0.75%, 0.45% and 0.50% of the average daily net assets of each class, respectively. For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                            Distribution
                                             Plan Fees
---------------------------------------------------------
Class A                                      $  812,296
--------------------------------------------------------
Class B                                       1,955,116
--------------------------------------------------------
Class L                                          61,405
--------------------------------------------------------
Class O                                          18,463
--------------------------------------------------------
Class P                                         454,551
--------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000. Such benefit is reduced by any payments received under the CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportion-


  18 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders ally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------
Purchases                                 $1,342,416,651
--------------------------------------------------------
Sales                                      1,068,966,020
--------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------
Gross unrealized appreciation                            $ 110,580,374
Gross unrealized depreciation                             (203,330,867)
-----------------------------------------------------------------------
Net unrealized depreciation                              $ (92,750,493)
-----------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Fund did not hold any futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund did not hold any call or put options contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received.


  19 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

The following covered call options transactions occurred on the Fund during the year ended October 31, 2001:

                                                      Number of
                                                      Contracts  Premiums
   --------------------------------------------------------------------------
   Options written, outstanding at October 31, 2000     2,760   $ 1,607,835
   Options written                                     11,512     3,121,717
   Options cancelled in closing purchase transactions  (7,601)   (2,535,510)
   Options expired                                     (6,671)   (2,194,042)
   -------------------------------------------------------------------------
   Options written, outstanding at October 31, 2001        --   $         0
   -------------------------------------------------------------------------

The following covered put options transactions occurred on the Fund during the year ended October 31, 2001:

                                                        Number of
                                                        Contracts Premiums
     -----------------------------------------------------------------------
     Options written, outstanding at October 31, 2000       --    $      0
     Options written                                        80      43,203
     Options cancelled in closing purchase transactions    (80)    (43,203)
     ----------------------------------------------------------------------
     Options written, outstanding at October 31, 2001       --    $      0
     ----------------------------------------------------------------------

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer.The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2001, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.The custodian establishes and maintains the collateral in a segregated account.


  20 Smith Barney Growth and Income Fund | 2001Annual Report to Shareholders

At October 31, 2001, the Fund loaned stocks having a value of approximately $270,691,042. The Fund received cash collateral for loaned securities which was invested as follows:

            Security Description                           Value
            ---------------------------------------------------------
            Floating Rate CD:
              First Union, 5.70% due 2/6/02             $ 15,555,365
            Floating Rate Notes:
              American Century, 3.60% due 8/16/02          7,720,207
              First Union, 4.07% due 5/21/02              39,448,903
              Links Finance Corp., 3.76% due 1/25/02       2,934,580
              Morgan Stanley, 4.10% due 11/19/01             483,521
              Morgan Stanley, 2.52% due 2/11/02            5,917,918
              Sigma Finance Corp., 4.12% due 11/15/01      1,971,255
              Sigma Finance Corp., 3.47% due 2/13/02       1,101,711
            Repurchase Agreement:
              Warburg Dillon Read, 2.57% due 11/1/01      14,980,245
            Time Deposits:
              Bank Brussels Lambert, 2.66% due 11/1/01   110,384,272
              UBS Securities, 2.66% due 11/1/01           82,787,574
            -------------------------------------------------------
            Total                                       $283,285,551
            -------------------------------------------------------

Interest income earned by the Fund from securities lending for the year ended October 31, 2001 was $264,432.

10.Securities Traded on a To-Be-Announced Basis

In a to-be-announced ("TBA") transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, the Fund did not hold any TBA securities.

11.Capital Loss Carryforward

At October 31, 2001, the Fund had, for Federal income tax purposes, approximately $13,844,000 of unused capital loss carryforwards available to offset future capital gains through October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

12.Shares of Beneficial Interest

The Fund has seven classes of beneficial interest, Classes 1, A, B, L, O, P and Y each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                           Class 1      Class A      Class B     Class L    Class O    Class P     Class Y
------------------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital                    $633,290,893 $362,181,984 $232,682,475 $8,255,194 $2,823,811 $9,299,912 $207,760,643
-----------------------------------------------------------------------------------------------------------------------------

 21 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                         Year Ended                 Year Ended
                                                                     October 31, 2001*          October 31, 2000**
                                                                 -------------------------  --------------------------
                                                                   Shares       Amount        Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                       1,759,454  $  26,624,646    2,182,584  $  42,193,753
Shares issued on reinvestment                                     4,669,006     75,636,850    9,398,458    181,359,984
Shares reacquired                                                (8,136,111)  (123,252,825) (10,611,813)  (204,928,094)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          (1,707,651) $ (20,991,329)     969,229  $  18,625,643
-----------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                       4,681,033  $  71,193,842    3,836,842  $  73,704,625
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)        10,250,818    169,671,302           --             --
Shares issued on reinvestment                                       966,570     15,709,256    1,553,778     29,986,623
Shares reacquired                                                (4,575,942)   (68,768,969)  (2,615,468)   (50,191,349)
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                     11,322,479  $ 187,805,431    2,775,152  $  53,499,899
-----------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                       2,285,410  $  33,948,607    3,454,782  $  65,771,909
Shares issued on reinvestment                                     1,058,504     16,893,717    1,805,254     34,426,192
Shares reacquired                                                (3,210,419)   (46,814,878)  (2,639,981)   (49,960,408)
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                        133,495  $   4,027,446    2,620,055  $  50,237,693
-----------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                          67,112  $   1,029,956       10,809  $     194,505
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)           459,489      7,605,569           --             --
Shares issued on reinvestment                                         1,619         26,373           --             --
Shares reacquired                                                   (94,946)    (1,437,409)          --             --
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                        433,274  $   7,224,489       10,809  $     194,505
-----------------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                           1,499  $      23,047           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)           220,643      3,652,582           --             --
Shares issued on reinvestment                                            --             --           --             --
Shares reacquired                                                   (33,992)      (524,333)          --             --
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                        188,150  $   3,151,296           --             --
-----------------------------------------------------------------------------------------------------------------------
Class P
Shares sold                                                          87,128  $   1,330,438           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)         5,896,370     97,587,289           --             --
Shares issued on reinvestment                                            --             --           --             --
Shares reacquired                                                (2,322,930)   (35,281,135)          --             --
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                      3,660,568  $  63,636,592           --             --
-----------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                       1,263,870  $  20,141,252           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)        11,111,650    183,892,770           --             --
Shares issued on reinvestment                                            --             --           --             --
Shares reacquired                                                   (37,989)      (521,796)          --             --
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                     12,337,531  $ 203,512,226           --             --
-----------------------------------------------------------------------------------------------------------------------

 *For Class O, P and Y shares, transactions are for the period from December 8,
  2000 (inception date) to October 31, 2001.
 **For Class L shares, transactions are for the period from October 9, 2000
   (inception date) to October 31, 2000.

 22 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

13.Transfers of Net Assets

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Large Cap Blend Fund ("Large Cap Blend Fund") pursuant to a plan of reorganization. Total shares issued by the Fund and the total net assets of the Large Cap Blend Fund and the Fund on the date of the transfer were as follows:

                                     Total Net Assets
                     Shares Issued        of the        Total Net Assets
   Acquired Fund      by the Fund  Large Cap Blend Fund   of the Fund
-------------------------------------------------------------------------
Large Cap Blend Fund  27,938,970       $462,409,513      $1,370,867,484
------------------------------------------------------------------------

The total net assets of the Large Cap Blend Fund before acquisition included unrealized appreciation of $85,097,107. Total net assets of the Fund immediately after the transfer were $1,833,276,997. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


  23 Smith Barney Growth and Income Fund | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2001/(1)/ 2000/(1)/  1999/(1)/   1998    1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $19.03    $21.36     $18.53    $20.10  $18.11
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.10      0.08       0.09      0.18    0.24
 Net realized and unrealized gain (loss)   (4.62)     1.11       3.60      1.70    4.23
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.52)     1.19       3.69      1.88    4.47
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.06)    (0.07)     (0.08)    (0.20)  (0.30)
 Net realized gains                        (1.37)    (3.45)     (0.78)    (3.25)  (2.18)
-----------------------------------------------------------------------------------------
Total Distributions                        (1.43)    (3.52)     (0.86)    (3.45)  (2.48)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.08    $19.03     $21.36    $18.53  $20.10
-----------------------------------------------------------------------------------------
Total Return                              (25.18)%    5.39%     20.27%    10.90%  27.35%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $678    $1,017     $1,122    $1,079  $1,097
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.73%     0.85%      0.84%     0.83%   0.88%
 Net investment income                      0.62      0.43       0.43      0.90    1.25
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%       63%        53%       34%     93%
-----------------------------------------------------------------------------------------

Class A Shares                           2001/(1)/  2000/(1)/  1999/(1)/  1998    1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $19.03    $21.35     $18.53    $20.10  $18.11
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               0.03      0.04       0.03     (0.02)   0.20
 Net realized and unrealized gain (loss)   (4.61)     1.11       3.60      1.85    4.22
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.58)     1.15       3.63      1.83    4.42
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)    (0.02)     (0.03)    (0.15)  (0.25)
 Net realized gains                        (1.37)    (3.45)     (0.78)    (3.25)  (2.18)
-----------------------------------------------------------------------------------------
Total Distributions                        (1.38)    (3.47)     (0.81)    (3.40)  (2.43)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.07    $19.03     $21.35    $18.53  $20.10
-----------------------------------------------------------------------------------------
Total Return                              (25.51)%    5.14%     19.93%    10.63%  27.04%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $295      $215       $181      $124     $80
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.17%     1.06%      1.12%     1.07%   1.12%
 Net investment income                      0.19      0.21       0.15      0.63    0.96
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%       63%        53%       34%     93%
-----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

 24 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                            2001/(1)/  2000/(1)/  1999/(1)/  1998    1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $18.70     $21.16     $18.48    $20.07  $18.09
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.10)     (0.10)     (0.12)    (0.01)   0.06
 Net realized and unrealized gain (loss)   (4.50)      1.09       3.58      1.71    4.22
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.60)      0.99       3.46      1.70    4.28
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --         --     (0.04)  (0.12)
 Net realized gains                        (1.37)     (3.45)     (0.78)    (3.25)  (2.18)
------------------------------------------------------------------------------------------
Total Distributions                        (1.37)     (3.45)     (0.78)    (3.29)  (2.30)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $12.73     $18.70     $21.16    $18.48  $20.07
------------------------------------------------------------------------------------------
Total Return                              (26.10)%     4.36%     19.03%     9.85%  26.08%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $160       $232       $208      $137     $99
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.00%      1.81%      1.87%     1.81%   1.88%
 Net investment income (loss)              (0.65)     (0.54)     (0.60)    (0.09)   0.22
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%        63%        53%       34%     93%
------------------------------------------------------------------------------------------

 Class L Shares                            2001/(1)/  2000/(1)(2)/
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year        $19.04       $18.49
 ------------------------------------------------------------------------------
 Income (Loss) From Operations:
  Net investment loss                       (0.08)       (0.02)
  Net realized and unrealized gain (loss)   (4.59)        0.57
 ------------------------------------------------------------------------------
 Total Income (Loss) From Operations        (4.67)        0.55
 ------------------------------------------------------------------------------
 Less Distributions From:
  Net investment income                        --           --
  Net realized gains                        (1.37)          --
 ------------------------------------------------------------------------------
 Total Distributions                        (1.37)          --
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year              $13.00       $19.04
 ------------------------------------------------------------------------------
 Total Return                              (25.99)%       2.97%++
 ------------------------------------------------------------------------------
 Net Assets, End of Year (000s)            $5,774         $205
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:
  Expenses                                   1.85%        1.71%+
  Net investment loss                       (0.49)       (1.23)+
 ------------------------------------------------------------------------------
 Portfolio Turnover Rate                       69%          63%
 ------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from October 9, 2000 (inception date) to October 31, 2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

 25 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout the period:

                                      Class O/(1)(2)/  Class P/(1)(2)/  Class Y/(1)(2)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $16.55            $16.55           $16.55
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)             (0.03)            (0.03)            0.10
 Net realized and unrealized loss         (3.48)            (3.48)           (3.51)
----------------------------------------------------------------------------------------
Total Loss From Operations                (3.51)            (3.51)           (3.41)
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --                --            (0.06)
----------------------------------------------------------------------------------------
Total Distributions                          --                --            (0.06)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $13.04            $13.04           $13.08
----------------------------------------------------------------------------------------
Total Return++                           (21.21)%          (21.21)%         (20.65)%
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $2,453           $47,719         $161,405
----------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                  1.53%             1.53%            0.67%
 Net investment income (loss)             (0.18)            (0.20)            0.68
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                      69%               69%              69%
----------------------------------------------------------------------------------------

(1)For the period from December 8, 2000 (inception date) to October 31, 2001.
(2)Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

 26 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Board of Trustees and Shareholders
of the Smith Barney Investment Series:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Growth and Income Fund of the Smith Barney Investment Series ("Fund") as of October 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 12, 2001


 27 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

 Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2001:

    .   Total long-term capital gain distributions paid of $83,855,574.

    .   A corporate dividends received deduction of 78.41%.


 28 Smith Barney Growth and Income Fund  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                            GROWTH AND INCOME FUND



           BOARD OF TRUSTEES      INVESTMENT MANAGER
           Donald M. Carlton      Smith Barney Fund Management LLC
           A. Benton Cocanougher
           Stephen Randolph Gross DISTRIBUTORS
           Heath B. McLendon      Salomon Smith Barney Inc.
           Alan G. Merten         PFS Distributors, Inc
           R. Richardson Petit
                                  CUSTODIANS
           OFFICERS               PFPC Trust Company
           Heath B. McLendon      J.P. Morgan Chase & Co.
           President
                                  TRANSFER AGENT
           Lewis E. Daidone       Citi Fiduciary Trust Company
           Treasurer              125 Broad Street, 11th Floor
                                  New York, New York 10004
           Michael Kagan
           Vice President and     SUB-TRANSFER AGENT
           Investment Officer     PFPC Global Fund Services
                                  P.O. Box 9699
           Paul A. Brook          Providence, Rhode Island 02940-9699
           Controller
                                  PFS Shareholder Services
           Robert I. Frankel      3100 Breckinridge Blvd.
           Secretary              Duluth, Georgia 30099

   Smith Barney Growth and Income Fund




 This report is submitted for the general information of the shareholders of Smith Barney Investment Series --Smith Barney Growth & Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Series, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY GROWTH & INCOME FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02101 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               INVESTMENT SERIES
--------------------------------------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001

                        Smith Barney Premier Selections
                            All Cap Growth Portfolio
                     Smith Barney Large Cap Core Portfolio
                    Smith Barney Growth and Income Portfolio
                       Smith Barney Government Portfolio

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

 Table of Contents



Letter to Our Shareholders....................................   1

Smith Barney Investment Series

    Smith Barney Premier Selections All Cap Growth Portfolio..   3

    Smith Barney Large Cap Core Portfolio.....................   8

    Smith Barney Growth and Income Portfolio..................  12

    Smith Barney Government Portfolio.........................  16

Schedules of Investments......................................  20

Statements of Assets and Liabilities..........................  33

Statements of Operations......................................  34

Statements of Changes in Net Assets...........................  35

Notes to Financial Statements.................................  37

Financial Highlights..........................................  42

Independent Auditors' Report..................................  46

Tax Information...............................................  47

Management of the Series...................................... IBC

[PHOTO OF HEATH B. MCLENDON]



President
Smith Barney
Investment Series

Dear Shareholder:

Enclosed herein is the annual report for the Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government (formerly known as Select Government) Portfolio (each, a "Portfolio")/1 /for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
Total returns of the Portfolios for the year ended October 31, 2001:/2/

             Portfolio                                Total Returns
             ---------                                -------------
             Smith Barney Premier Selections All Cap
               Growth Portfolio                          (25.45)%
             Smith Barney Large Cap Core Portfolio       (26.03)
             Smith Barney Growth and Income Portfolio    (23.63)
             Smith Barney Government Portfolio            13.56

Market Overview
The tragic events of September 11th, still fresh in our minds, have been the shaper of recent market action. It may be helpful to look back at the fundamentals that were in place prior to that day. Our overriding macroeconomic view of the equity market starts from a recognition that the U.S. stock market had entered a bear phase in March 2000. The huge mania that had built in the late 1990's broke at that time and culminated, throughout March and April 2001, in an enormous sell-off. At that time we realized that, if history were any guide, we would probably have a sharp rally followed by subsequent retest of the March-April lows. Retests have tended to be either quiet affairs (where selling simply evaporates) or climactic. We believed a quiet affair would lead us to market lows experienced during September-October 2000 period. Obviously, a climactic event occurred instead.

As cycles turn and bear markets evolve into bull markets, there are a few signals we often look for which give us some confidence that the worst is behind us. Prior to September 11, there were a number of these signals that pointed to a bottoming of the market. The U.S. Federal Reserve Board ("Fed") was continuing to ease the federal funds rate ("fed funds rate''),/3/ the yield curve/4/ had become quite steep, and the deceleration in corporate earnings was slowing. However, three substantial signs that there was still risk on the downside remained: sentiment was still reasonably positive, there was a dearth of corporate buy-back activity, and there had been no significant event signaling investor capitulation. Clearly, market psychology had radically changed. In 1998 and 1999, investors were confident that earnings would consistently meet or beat expectations and thus investors were willing to pay high price-to-earnings ("P/E")/5/ multiples on ever-increasing estimates. Over the last 18 months, investors have been concerned about earnings estimate reductions and therefore have been unwilling to pay high multiples for stocks that had the potential to disappoint. This is a classic cycle of the market changing from growth-/6/ to value/7/-leadership. During the period, value investing has dramatically outperformed. Since the events of September 11, visibility on corporate earnings suddenly went from difficult to dismal. The market went into risk-aversion mode, with capital preservation and safety becoming paramount. This could well be the high point for a value (stability) versus a growth investment approach (confidence in the future).

What is important to note post-September 11, is that the markets were in a bear phase for a significant period of time and the market events of late September may indeed mark the end of that bear phase, as we saw an emotional wash-out that may have taken stocks excessively to the downside.

--------
1Shares of each Portfolio are offered to insurance company separate accounts that fund certain variable annuity life insurance contracts, as well as to qualified retirement and pension plans.
2The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of a Portfolio. Past performance is not indicative of future results.

--------
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.
4The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
5The P/E ratio is a stock's price divided by its earnings per share.
6Growth stocks generally are those companies with higher price-to-book ratios and higher forecasted growth values.
7Value stocks generally are those companies with lower price-to-book ratios and lower forecasted growth values.


     1 Smith Barney Investment Series | 2001 Annual Report to Shareholders

It is also important to realize that even with all the economic and political uncertainty, a number of fundamental positives are slowly falling into place, among them:

  . Lower interest rates
  . Lower taxes
  . Lower energy prices
  . Record mortgage refinancing
  . Lower oil prices

We believe these factors will lead to a stronger economy in 2002.

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
President
Smith Barney Investment Series

November 15, 2001
The information provided in these commentaries represents the opinions of the Portfolios' managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 20 through 32 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.




     2 Smith Barney Investment Series | 2001 Annual Report to Shareholders

  Smith Barney Premier Selections All Cap Growth Portfolio

Investment Strategy

The Smith Barney Premier Selections All Cap Growth Portfolio ("Portfolio") seeks long-term capital growth. Its investment portfolio consists of a large cap growth, mid cap growth and small cap growth segment.

Portfolio Managers:

Alan J. Blake
[PHOTO]           Assumed management:
                  May 1, 2001

                  Investment experience:
                  More than 24 years

                  Background: Alan J. Blake joined Citigroup Asset Management's predecessor, Shearson Asset Management, in 1991.
Since that time, he has managed large capitalization growth portfolios for institutional and private clients, in addition to the Smith Barney Large Capitalization Growth Fund. Before joining Shearson Asset Management, Alan was a portfolio manager for Brown Brothers Harriman.

Education: B.S., Lehigh University; M.S., State University of New York

Lawrence B. Weissman, CFA
[PHOTO]           Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 17 years

                  Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Tim Woods, CFA
[PHOTO]           Assumed management:
                  May 1, 2001

                  Investment experience:
                  More than 17 years

                  Background: Before joining Citigroup Asset Management, Tim was with Bankers Trust, where he co-managed more than $1 billion in small and mid-cap assets. Prior to that, he was an energy analyst with Prudential Securities. Before that, Tim was a small-cap analyst with the Bank of Boston.

Education: B.S., Florida A&M; M.B.A., University of Pennsylvania's Wharton School of Business

Performance Update

For the 12-month period, the Portfolio's Class A shares, excluding sales charges, returned negative 25.45%. In comparison, the Russell 1000 Growth Index,/1/ the Standard and Poor's MidCap 400 Index ("S&P MidCap Index")/2/ and the Russell 2000 Growth Index/3/ returned negative 39.95%, negative 12.45% and negative 31.50%, respectively, for the same period.

Large Cap Segment Review and Outlook

It has always been our overriding belief that stock selection is more important than trying to determine the direction of interest rates or the level of U.S. Gross Domestic Product ("GDP")/4/ growth. As such, our focus remains on companies within the large cap growth sector that we feel are delivering unique products or services into the world markets and backing them with strong managements and underlying balance sheet strength. We believe that companies like these can deliver the earnings growth and strong cash flows that



--------
1 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index.
2 The S&P MidCap 400 Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------
3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index
4 GDP is the market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


     3 Smith Barney Investment Series | 2001 Annual Report to Shareholders over time will be reflected in stock prices. Our turnover, therefore, has tended to remain low as we let our successful positions continue to grow./5/

The ongoing bear market in the technology sector particularly impacted portfolio performance during the period. Fortunately, our diversification in other key areas of growth -- consumer goods, pharmaceuticals, and financial services -- provided a positive counterweight to the negative effects. Pfizer Inc., Berkshire Hathaway Inc., W.M. Wrigley Jr. Co. and Microsoft Corp. cut across all sectors and were the standout performers for the large cap growth segment of the Portfolio. Disappointments generally were centered in the technology and the semiconductor sectors, which we began to increase in anticipation of an earlier recovery than has transpired. We have continued to add to our technology sector holdings.

Our outlook is positive for the coming year. We believe the bear market in stocks ended in late September. While we are not looking for the outsized returns of the late 1990's, we believe that equities are poised to outperform other asset classes in 2002. We feel this will be best accomplished through the dominant franchise names that comprise this segment of the Portfolio.

Mid Cap Segment Review and Outlook

As of the close of the period, the largest sector concentrations in the mid-cap segment of the Portfolio were in finance, healthcare and technology. While we continue to emphasize these sectors, we have selectively added to sector holdings in several other sectors including the producer manufacturing and consumer durables sectors.

Although the largest holdings represent a number of different industries, they all share inherent competitive advantages that we anticipate result in relatively stable and consistent growth. For example, Sepracor Inc. is a company focused on the development of improved chemical entities that are enhanced forms of existing, widely prescribed pharmaceutical products. SPX Corporation is a high-quality multi-industry player with a portfolio of approximately 15 niche businesses in markets where it is typically the number one or two operator. Lastly, L-3 Communications Holdings, Inc. is a defense electronics company with a well-regarded management team and solid track record of earnings and performance.

In these admittedly trying times, we are managing the mid cap growth segment's assets more conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, our focus on buying and holding what we think are solid, well-managed, and well-positioned companies should help our investments weather market corrections and reward investors with more consistent and superior performance.

Small Cap Segment Review and Outlook

Over the last year there has been a dramatic slowdown in economic growth both here in the U.S. and in the major economies abroad, particularly in Japan and Europe. The significant decline in consumer purchasing and corporate demand has severely affected companies around the world. In addition, the unprecedented increase in corporate earnings over the years prior to this reporting period has come to a halt--not only in the U.S., but also abroad. On the whole, we are concerned about the fragility of the entire global economy. Generally speaking, markets have been weak over the last year. Negative investor sentiment has surfaced.

Against this backdrop, we have seen a dramatic slowdown in growth of many major companies whose growth rates in the past exceeded those of the overall market. As small cap growth managers, we pay particular attention to a company's sales and earnings growth, as well as to dynamic demographic and consumer-oriented trends. Because we are small cap growth managers, we have been particularly affected by this slowdown--especially in corporate sales and earnings.

--------
5 Turnover ratio is a measure of the Fund's trading activity during its previous fiscal year, expressed as a percentage of its average total assets. There is no assurance that the Fund will maintain its current level of turnover.



    4 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

Specifically, within some of the sectors in which we invested, namely the technology sector, these slowdowns were significant. Beyond what we've already discussed, we attribute this to the following factors:

1. Capital spending fell significantly after a long period of spending occurred in the bull market prior to the reporting period, not only in technology, but also in many other sectors. This long period of spending was driven primarily by Year 2000-related issues, which were aimed at increasing productivity.
2. Related to the higher spending, many companies were stocking more supplies. This was happening as the economy was slowing. In technology specifically, supply and demand became imbalanced. Inventory levels had become very high, just as demand was beginning to slow. This over-capacity cut across many specific sectors within technology including whether you software, semi-conductors, capital equipment and telecommunications sectors. As a result, sales and earnings growth slowed dramatically.

Overall, the last year was a difficult one for the market and for the small cap growth arena in general. Consequently, returns in the technology sector have declined very dramatically. Although technology was the main culprit resulting in negative performance for this segment of the Portfolio, other sectors also contributed.

We believe the current market signals point to a positive outlook for the market over the longer term. We feel that third quarter disappointment cleared the air for what could be more favorable expectations over the next few quarters.

Historically, at this point in the cycle, where operating leverage creates earnings opportunities, the market has tended to prefer small- and mid-cap over large-cap companies, and growth over value. We believe employing a core strategy with an emphasis on growth allows us to take advantage of the historically attractive relative price of long-term growth in this market. We have positioned the Portfolio to benefit from a change in investor perception. We believe the opportunities that are present in the market today are more attractive than we have seen at any time in the last five years. Our bias is becoming positive and we expect to increase our exposures to growth in a measured fashion over the next few months.




     5 Smith Barney Investment Series | 2001 Annual Report to Shareholders

            Smith Barney Premier Selections All Cap Growth Portfolio


 Historical Performance

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
-------------------------------------------------------------------------------
10/31/01                   $14.48   $10.73    $0.04       $0.04       (25.45)%
-----------------------------------------------------------------------------
10/31/00                    10.11    14.48     0.02        0.00        43.43
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.11     0.00        0.00         1.10++
-----------------------------------------------------------------------------
  Total                                       $0.06       $0.04
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                  (25.45)%
-----------------------------------------------------------------------------
9/15/99* through 10/31/01                                              3.73
-----------------------------------------------------------------------------

 Cumulative Total Return+

9/15/99* through 10/31/01                                               8.10%
-----------------------------------------------------------------------------

+Assumes reinvestment of all dividends and capital gain distributions.
++Total return is not annualized, as it may not be representative of the total return for the year.
*Commencement of operations.


     6 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Smith Barney Premier Selections All Cap Growth Portfolio at a Glance
 (unaudited)

Growth of $10,000 Invested in the Smith Barney Premier Selections All Cap
Growth Portfolio vs. Standard & Poor's MidCap 400 Index, Russell 1000 Growth Index and Russell 2000 Growth Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2001

                                    [CHART]

                    Smith Barney
                 Premier Selections   Standard & Poor's
                      All Cap             Mid Cap         Russell 1000  Russell 2000
                  Growth Portfolio       400 Index        Growth Index  Growth Index

Sep 15, 1999          10,000              10,000             10,000        10,000
Oct 1999              10,110               9,975             10,755        10,256
Apr 2000              13,169              12,095             12,768        13,105
Oct 2000              14,501              13,132             11,758        11,914
Apr 2001              13,298              12,948              8,651         9,848
Oct 31, 2001          10,810              11,496              7,062         8,160


+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. Before May 1, 2001, the Portfolio was known as the Select Mid Cap Portfolio and had a different investment style. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 include reinvestment of dividends. The Russell 1000 Growth Index ("Russell 1000 Growth") measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities. The Russell 2000 Growth Index ("Russell 2000 Growth") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Consumer Non-Durables                                                       4.7%
Consumer Services                                                           4.4%
Electronic Components                                                      10.1%
Finance                                                                    12.8%
Healthcare - Drugs                                                         13.4%
Healthcare - Services                                                       7.2%
Producer Manufacturing                                                     11.3%
Retail                                                                      6.6%
Technology                                                                 13.3%
Other                                                                      16.2%



 *As a percentage of total common stock.
**As a percentage of total investments.
++All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.

                           Investment Breakdown**++

[CHART]

Common Stock                                                               92.3%
Repurchase Agreement                                                        7.7%




     7 Smith Barney Investment Series | 2001 Annual Report to Shareholders

  Smith Barney Large Cap Core Portfolio


Investment Strategy

The Smith Barney Large Cap Core Portfolio ("Portfolio") seeks capital appreciation. It aims to achieve this objective by investing principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

Portfolio Manager:

Lawrence B. Weissman, CFA

[PHOTO]           Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 17 years

                  Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Performance Update

For the year ended October 31, 2001, the Portfolio returned negative 26.03%. In comparison, the Standard and Poor's 500 Index ("S&P 500")/1/ returned negative 24.89% for the same period. Past performance is not indicative of future results.

Market and Portfolio Overview

As cycles evolve and bear markets turn into bull markets, there are a few signals we look for that often give us some confidence that the worst is behind us. Prior to September 11, there were a number of these signals that pointed to a bottoming of the market. The U.S. Federal Reserve Board ("Fed") was continuing to ease the federal funds rate ("fed funds rate"),/2 /the yield curve/3/ had become quite steep, and the deceleration in corporate earnings was slowing. However, three substantial signs that there was still risk on the downside remained: sentiment was still reasonably positive, there was a dearth of corporate buy-back activity, and there had been no significant event signaling investor capitulation. Clearly market psychology had radically changed. In 1998 and 1999, investors were confident that earnings would consistently meet or beat expectations and thus investors were willing to pay high price-to-earnings ("P/E")/4 /multiples on ever-increasing estimates. Over the last 18 months, investors have been concerned about earnings estimate reductions and therefore have been unwilling to pay high multiples for stocks that had the potential to disappoint. This is a classic cycle of the market changing from growth- to value-leadership. During the period, value has dramatically outperformed. After the events of September 11, visibility on corporate earnings suddenly went from difficult to dismal.

As of the close of the period, the Portfolio's largest sector concentrations were in finance, healthcare and technology. While we continue to emphasize these sectors, during the period we reduced the Portfolio's weightings in the finance and technology sectors in favor of the healthcare sector. Although the healthcare sector underperformed the market prior to September 11, we believe it will have better relative earnings growth than the market in the near-term because the sector has tended to be less economically sensitive than others and, in our opinion, should benefit from any further weakening of the dollar. While the Portfolio benefited from its underweight position in technology during the period relative to the Russell 3000 Index,/5/ we have begun very recently to increase the Portfolio's technology holdings given our stronger bias toward growth investing.

Market and Portfolio Outlook

We believe that third and fourth quarter earnings disappointments should clear the air for more favorable expectations for the

--------
1The S&P 500 index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.

--------
3The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
4The P/E ratio is a stock's price divided by its earnings per share.
5The Russell 3000 Index measures the performance of the 3000 largest U.S.
 companies based on total market capitalization approximately 98% of the U.S. equity market. An investor cannot invest directly in an index.


     8 Smith Barney Investment Series | 2001 Annual Report to Shareholders second half of 2002. Although the timing of the economic recovery remains unclear, this kind of scenario has historically created market bottoms and the market has shifted to favoring growth over value.

While the Portfolio's largest holdings are in a variety of different industries, many possess inherent competitive advantages that we believe should result in relatively stable and consistent growth. For example, Fannie Mae, J.P. Morgan Chase & Co., and Wells Fargo & Co. are financial leaders. Merck & Co., Pfizer Inc. and Johnson & Johnson Inc. are leaders in new drug development. Included in our holdings is a number of medium-sized companies, such as Sepracor, AMBAC Financial Group Inc. and Electronic Arts Inc., all of which we believe are well-positioned for future growth.

We believe employing a core strategy with a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in the current market. We believe that the opportunities present in the market today are more attractive than we have seen at any time in the last few years. We have positioned the Portfolio to benefit from a change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase the Portfolio's exposure to growth.

Over the long term, our focus on buying and holding sound, well-managed, and well-positioned companies has helped us to weather market corrections and has rewarded us with consistent and superior performance. We have built a portfolio that follows a lower risk, growth-oriented strategy by owning some of the classic blue-chip companies as well as companies that we believe have the potential to become the blue chips of tomorrow. We believe this strategy will provide superior performance over the long term.


    9 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

                     Smith Barney Large Cap Core Portfolio


 Historical Performance

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
-------------------------------------------------------------------------------
10/31/01                   $12.14   $ 8.96    $0.03       $0.00       (26.03)%
-----------------------------------------------------------------------------
10/31/00                    10.51    12.14     0.01        0.00        15.61
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.51     0.00        0.00         5.10++
-----------------------------------------------------------------------------
  Total                                       $0.04       $0.00
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                  (26.03)%
-----------------------------------------------------------------------------
9/15/99* through 10/31/01                                             (4.89)
-----------------------------------------------------------------------------

 Cumulative Total Return+

9/15/99* through 10/31/01                                            (10.12)%
-----------------------------------------------------------------------------

+Assumes reinvestment of all dividends and capital gain distributions.
++Total return is not annualized, as it may not be representative of the total return for the year.
*Commencement of operations.

    10 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Smith Barney Large Cap Core Portfolio at a Glance (unaudited)

Growth of $10,000 Invested in the Smith Barney Large Cap Core Portfolio vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2001

                                    [CHART]


                   Smith Barney Large Cap Core Portfolio   Standard & Poor's 500 Index
Sep 15, 1999                    10,000                             10,000
Oct 1999                        10,510                             10,633
Apr 2000                        12,380                             11,397
Oct 2000                        12,150                             11,278
Apr 2001                        10,533                              9,918
Oct 2001                         8,988                              8,471





+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Consumer Non-Durables                                                       7.4%
Consumer Services                                                           4.7%
Energy                                                                      8.9%
Finance                                                                    18.9%
Healthcare                                                                 16.9%
Producer Manufacturing                                                      7.9%
Retail                                                                      7.6%
Technology                                                                 10.8%
Utilities                                                                   6.1%
Other                                                                      10.8%




  *As a percentage of total common stock.
**As a percentage of total investments.
  ++All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.

                           Investment Breakdown**++

[CHART]
Repurchase Agreement                                                        5.5%
Common Stock                                                               94.5%



    11 Smith Barney Investment Series | 2001 Annual Report to Shareholders

  Smith Barney Growth and Income Portfolio


Investment Strategy
The Smith Barney Growth and Income Portfolio ("Portfolio") seeks reasonable growth and income. It aims to achieve this objective by investing in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income.

Portfolio Manager:
Michael Kagan

[PHOTO]           Assumed management:
                  August 14, 2000

                  Investment experience:
                  More than 17 years

                  Background: Joined Smith Barney Asset Management in 2000 and has been with Salomon Brothers Asset Management since 1994.
Prior to joining Salomon, Mike helped manage two hedge funds at Bentley Capital and Zweig Advisors.

Education: B.A., Economics, Harvard University; attended the MIT Sloan School of Management.

Performance Update
For the year ended October 31, 2001, the Portfolio returned negative 23.63%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned negative 24.89% for the same period. Past performance is not indicative of future results.

The growth rate of the U.S. economy slowed sharply in the fourth quarter of 2000, leading the U.S. into a recessionary environment beginning in March 2001. Despite the U.S. Federal Reserve Board's ("Fed") aggressive interest rate cuts beginning in January 2001, the U.S. economy continued to weaken throughout the summer. In early September, the economy had just started to show signs of a potential turnaround when the tragic events of September 11 set it firmly on a different course.

The Fed responded quickly to the events of September 11, cutting interest rates three times in 50 basis point increments/2/ on September 17, October 2 and, most recently, on November 6. (Please note that the November 6 rate reduction -- the Fed's 10th rate cut in 2001 -- occurred after the close of the reporting period.) At the time of this report, the federal funds rate ("fed funds rate")/3/ stood at 2.0% -- its lowest level in 40 years. This level of monetary easing has not been seen since the recession of 1991. In addition to these rate cuts, President Bush proposed a $200 billion stimulus package, the largest stimulus program as a percentage of the Gross Domestic Product ("GDP")/4/ since World War II.

The market leaders during the period were value stocks,/5/ especially in the basic materials, consumer cyclicals and consumer staples sectors. Technology stocks, on the other hand, fell in general by more than 50% during the period. The Portfolio's performance was helped by its positions in Microsoft Corp., Biomet Inc., Canadian National Railway Co. and Abbott Laboratories during the period. EMC Corporation, the Bank of New York Co. Inc. and Safeway Inc., in contrast, hurt the Portfolio's performance.

Following the events of September 11, we positioned the Portfolio more aggressively. We found capital goods stock valuations especially attractive during the last week of September 2001, and thus added to the Portfolio's positions in General Electric Co., United Technologies Corp. and Paccar Inc. We reduced two of the Portfolio's telecommunications holdings -- SBC Communications Inc. and Verizon Communications Inc. The telecommunications sector has traditionally underperformed the market coming out of recessions. We increased the Portfolio's holdings in economically sensitive companies such as Bank of New York and Merrill Lynch & Co. Inc.

We continue to favor sound, dividend paying companies for the Portfolio. As in 1990, the valuation premiums that are being paid for large, industry-leading companies compared to their weaker competitors have fallen dramatically. Large capitalization companies are actually trading at a discount to the overall stock market for the first time in 10 years. We utilized this opportunity during the period to increase the earnings growth rate of the Portfolio's investments. At the same time, we reduced the Portfolio's value characteristics by adding to its positions in Pfizer Inc., Safeway Inc., Bank of New York and American International Group.


--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.
2A basis point is 0.01% or one hundredth of a percent.
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.

--------
4GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
5Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


    12 Smith Barney Investment Series | 2001 Annual Report to Shareholders

Market and Portfolio Outlook
Going forward, we expect any economic recovery to be somewhat hampered by a decreased rate of mortgage refinancings. The economic boom of the 1990s was partially fuelled by successive waves of mortgage refinancings, which enabled consumers to increase consumption. We expect that the decade ahead will not benefit from such a trend, however. Interest rates for bonds of longer maturities and mortgages increased after the last Fed interest rate cut -- an indication that mortgage rates have probably reached the bottom of the cycle. Consumer balance sheets appear to be stretched. These factors do not give us a negative outlook on the economy, but they do temper our view as to how robust a recovery may be.

Historically, the stock market has fallen in years when economic growth slows sharply or goes into recession, as exemplified in 1994 and 1990 -- the last two periods of significant stock market declines. The market often rises sharply thereafter, however, as conditions become ripe for a turnaround. In view of the tremendous amount of fiscal and monetary stimulus being applied to the U.S. economy today, we expect that a market recovery in 2002 is likely. Given our expectation of a moderate recovery, however, and given that the market has already rebounded about 20% from its September 2001 low point, we expect to see normal, as opposed to above average, stock market returns in 2002.

Though the Nasdaq Composite Index/6/ has fallen by more than 50% since its March 2000 high, we remain concerned about technology stock valuations. In particular, we believe the semiconductor sector remains expensive. We are more confident in our outlook for the personal computer, wireless and computer services sectors, and have concentrated the Portfolio's technology investments there.

Although the automotive and housing sectors have historically been top performers coming out of recessions, these sectors appear unattractive to us at this time. We are also pessimistic about the housing and auto sectors; in this market down-cycle, sales in both sectors never fell below trend demand, limiting their fundamental upside potential, in our opinion. Furthermore, valuations in those sectors are not compelling in our view.

We are enthusiastic about the retail sector -- another industry that has historically led the market out of recessions. We believe that retail valuations are generally attractive, and therefore the Portfolio has substantial positions in Costco Wholesale Corp. and Federated Department Stores. We also believe that the trend of rising healthcare costs make hospitals attractive and HMOs unattractive investments. Consequently, we own a sizable position in HCA Inc., the largest hospital company. Drug costs have become a political lightning rod, reducing drug company pricing flexibility in our view. While we are underweighted versus the Russell 3000 Index in pharmaceutical companies, we do own a large position in Teva Pharmaceutical Industries -- one of the largest and strongest generic drug companies.

--------
6 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on The NASDAQ Stock Market. An investor cannot invest directly in an index.
13 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

                    Smith Barney Growth and Income Portfolio


 Historical Performance

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
-------------------------------------------------------------------------------
10/31/01                   $10.77   $ 8.15    $0.05       $0.04       (23.63)%
-----------------------------------------------------------------------------
10/31/00                    10.10    10.77     0.02        0.00         6.86
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.10     0.00        0.00         1.00++
-----------------------------------------------------------------------------
  Total                                       $0.07       $0.04
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                  (23.63)%
-----------------------------------------------------------------------------
9/15/99* through 10/31/01                                             (8.69)
-----------------------------------------------------------------------------

 Cumulative Total Return+

9/15/99* through 10/31/01                                            (17.58)%
-----------------------------------------------------------------------------

+Assumes reinvestment of all dividends and capital gain distributions.
++Total return is not annualized, as it may not be representative of the total return for the year.
*Commencement of operations.

    14 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Smith Barney Growth and Income Portfolio at a Glance (unaudited)

Growth of $10,000 Invested in the Smith Barney Growth and Income Portfolio vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2001

                                    [CHART]


                  SMITH BARNEY GROWTH
                  AND INCOME PORTFOLIO          STANDARD & POOR'S 500 INDEX
 Sep 15, 1999            10,000                           10,000
 Oct 1999                10,100                           10,633
 Apr 2000                10,693                           11,397
 Oct 2000                10,793                           11,278
 Apr 2001                 9,587                            9,918
 Oct 31, 2001             8,242                            8,471









+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Banks                                                                       9.0%
Computers & Peripherals                                                     3.4%
Diversified Telecommunications                                              6.6%
Industrial Conglomerates                                                    3.6%
Insurance                                                                   4.8%
Multi-Line Retail                                                           5.6%
Oil & Gas                                                                   7.3%
Pharmaceuticals                                                            11.7%
Software                                                                    6.9%
Other                                                                      41.1%



 *As a percentage of total common stock.
**As a percentage of total investments.
++All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.

                           Investment Breakdown**++

                                    [CHART]


REPURCHASE AGREEMENT          4.8%
CONVERTIBLE CORPORATE BONDS   1.4%
CONVERTIBLE PREFERRED STOCK   0.6%
COMMON STOCK                 93.2%

    15 Smith Barney Investment Series | 2001 Annual Report to Shareholders

  Smith Barney Government Portfolio


Investment Strategy
The Smith Barney Government Portfolio ("Portfolio") seeks high current returns consistent with the preservation of capital. It aims to achieve this objective by investing primarily in government debt issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Portfolio Manager:

James E. Conroy

 [PHOTO]          Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 26 years

                  Background: Joined E.F. Hutton Co. Inc. in 1983. Formerly a portfolio manager for Equitable Asset Management and I.N.A.
Securities.

Education: B.A., Economics, Muhlenberg College

Performance Update
For the year ended October 31, 2001, the Portfolio returned 13.56%. In comparison, the Lehman Brothers Government Bond Index/1 / returned 15.08% for the same period.

Market and Portfolio Review
During the period, a variety of economic and political factors affected the Portfolio's performance, including:
 . The resolution of the U.S. Presidential election;
 . The Fed's aggressive reduction of short-term interest rates;
 . The U.S. economy's response to those interest rate cuts;
 . Lower-than-expected corporate earnings;
 . The tragic events of September 11th; and . Weakened consumer confidence.
 7.A resilient real estate market
 8.The positive performance of spread product/2 /such as mortgages and corporate bonds

In response to aggressive economic growth in the year 2000, the U.S. Federal Reserve Board ("Fed") had tightened monetary policy through the end of 2000 in an attempt to decelerate an overly robust economy. The year 2001 started out on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and a weakening U.S. economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. The new year also marked the resolution of a long and drawn out U.S. Presidential election process that had created some investor uncertainty.

In January 2001, the Fed began aggressively cutting interest rates in response to evidence of a slowing U.S. economy. Throughout the year, the Fed reduced the federal funds rate ("fed funds rate")/3/ on a number of occasions, but appeared to be nearing the end of its easing campaign in August 2001. The events of September 11, 2001, however, appear to have changed the Fed's course. Since that day, the Fed reduced short-term interest rates three times in 50 basis point increments/4/ on September 17, October 2 and, most recently, on November
6. Please note that the November 6 rate reduction -- the Fed's 10/th/ rate cut in 2001 -- occurred after the close of the reporting period. At the time of this report, the fed funds rate stood at 2.0% -- its lowest level in 40 years. This level of monetary easing has not been seen since the recession of 1991.

In spite of these rate cuts, economic growth slowed throughout 2001, with the notable exception of the real estate market, which remained relatively strong, but which will now have to absorb a likely slowdown created in the wake of the September 11 terrorist attacks. In addition to the Fed's accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Oftentimes, when investors become uncertain regarding the direction of interest rates, or when they begin to place a higher


--------
1 The Lehman Brothers Government Bond Index is a broad measure of the performance of government and corporate, fixed-rate debt issues. Please note an investor cannot invest directly in an index.
2 Spread product refers to fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.
--------
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.
4 A basis point is 0.01% or one hundredth of one percent.


    16 Smith Barney Investment Series | 2001 Annual Report to Shareholders priority on income in a low-interest-rate environment, they will move assets into mortgage-backed securities or corporate bonds. This was the case during the period. Consequently, U.S. Treasury securities, in particular those with longer maturities, lagged for most of the period as investors opted into higher yielding sectors of the fixed income market. In addition, the environment of declining interest rates appeared poised for a reversal as the Fed seemed to be near the end of its easing policy.

In response to this environment, we weighted the Portfolio approximately 60% in mortgage-backed securities and 40% in U.S. Treasuries and U.S. government agency issues during the period -- in line with our internal benchmark. We positioned the Portfolio with the expectation that mortgage prepayments would remain relatively high. For example, we deliberately avoided allocating a large percentage of the Portfolio to higher coupon (7% and higher) mortgage-backed securities, due to our concerns about prepayment risk. As of the end of the period, the Portfolio's duration was approximately 3.75 years.

While we expect that there will be a temptation for investors to reach for yield, we believe that may be unwise. The old saying states that if the yield is too good to be true, it probably is. Thus, we have complemented our mortgage-backed positions with lower-yielding intermediate-term U.S. Treasury securities.

Market and Portfolio Outlook

In our opinion, economic and market conditions should remain weak over the next few months as corporate profits slide (despite continued cost-cutting efforts), workforces shrink, and Gross Domestic Product ("GDP")/5/ continues to decline. As the market works through the aftermath of the September 11th tragedy, we believe the federal government will continue to take the necessary steps to resuscitate the economy. We do not anticipate that the economy will recover quickly. Instead, we believe recovery will be gradual, as fiscal and monetary stimuli need to work through the economy. We believe the administration and Congress will need to consider capital gains relief and possibly further income tax breaks to achieve the desired recovery. We also feel that corporations will continue to reduce costs. We expect that the new, post-September-11 environment will moderate and alter consumer priorities to the point that interest rates will continue to decline.

Looking ahead, it is impossible to forecast the impact of further acts of terrorism. As the war continues, we expect to see emotional high and low reactions in the marketplace. We believe the quantum leap in security measures that will be needed throughout the country in response to the terrorist attacks will be quite costly. As a result, productivity may decline, at least in the near-term. Indeed, a loss in productivity seems inevitable to us. Historically, war has initiated fears of inflation. Given the beleaguered state of the global economy, we feel it is unlikely that inflation will resurge any time soon. Rather, the risks still seem skewed toward deflation.

We believe there is a strong possibility that the U.S. economy may actually experience a "V-shaped" rebound due to aggressive Fed actions including injecting liquidity into the market and cutting the federal funds rate to historical lows. The Fed has now reduced interest rates to a level that should encourage many investors to switch out of short-term cash positions and into both the fixed income and equity markets. Attractive mortgage rates have prompted many homeowners to refinance and we expect this type of activity to remain strong. We also believe that further rate cuts will occur. Simultaneously, Congress is implementing a fiscal stimulus package intended to work in tandem with monetary policy in order to strengthen the economy. Fiscal stimuli will likely include a number of spending measures and tax cuts including a potential cut in the capital gains rates.

--------
5GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

    17 Smith Barney Investment Series | 2001 Annual Report to Shareholders

                       Smith Barney Government Portfolio


 Historical Performance

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
-------------------------------------------------------------------------------
10/31/01                   $10.62   $11.44    $0.57       $0.00       13.56%
-----------------------------------------------------------------------------
10/31/00                    10.13    10.62     0.16        0.00        6.55
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.13     0.00        0.00        1.30++
-----------------------------------------------------------------------------
  Total                                       $0.73       $0.00
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                  13.56%
---------------------------------------------------------------------------
9/15/99* through 10/31/01                                            10.05
---------------------------------------------------------------------------

 Cumulative Total Return+

9/15/99* through 10/31/01                                            22.57%
---------------------------------------------------------------------------

+Assumes reinvestment of all dividends and capital gain distributions.
++Total return is not annualized, as it may not be representative of the total return for the year.
*Commencement of operations.

    18 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Smith Barney Government Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in the Smith Barney Government Portfolio vs. Lehman Brothers Government Bond Index+
--------------------------------------------------------------------------------
                      September 1999 -- October 31, 2001

                                    [CHART]

           Smith Barney Government Portfolio    Lehman Brothers Government Bond Index
Sep 15, 1999        10,000                              10,000
Oct 1999            10,130                              10,016
Apr 2000            10,184                              10,241
Oct 2000            10,793                              10,820
Apr 2001            11,561                              11,417
Oct 31, 2001        12,257                              12,451


+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Lehman Brothers Government Bond Index includes U.S. Treasury and government agency securities withmaturities of one year or more having a minimum outstanding principal of $100 million and are only fixed-coupon securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             Investment Breakdown

[CHART]
U.S. Treasury Obligations       31.7%
U.S. Government Agencies        66.5%
Repurchase Agreements            1.8%

U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the U.S. government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They generally represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

*As a percentage of total investments. Please note holdings are as of October
 31, 2001 and are subject to change.

    19 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


           Smith Barney Premier Selections All Cap Growth Portfolio

SHARES                             SECURITY                               VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
Commercial Services -- 2.3%
 7,500 Advent Software, Inc.*                                           $  289,275
 7,350 Convergys Corp.*                                                    206,535
 6,203 FactSet Research Systems, Inc.                                      153,524
 5,700 Plexus Corp.*                                                       142,500
----------------------------------------------------------------------------------
                                                                           791,834
----------------------------------------------------------------------------------
Consumer Durables -- 2.8%
 4,060 Electronic Arts, Inc.*                                              208,928
 7,150 Harley-Davidson, Inc.                                               323,609
 2,400 Pennzoil-Quaker State Co.                                            28,152
 4,160 SPX Corp.                                                           414,336
----------------------------------------------------------------------------------
                                                                           975,025
----------------------------------------------------------------------------------
Consumer Non-Durables -- 4.4%
20,300 The Coca-Cola Co.                                                   971,964
 9,294 The Pepsi Bottling Group, Inc.                                      431,985
 2,000 Suiza Foods Corp.*                                                  117,940
----------------------------------------------------------------------------------
                                                                         1,521,889
----------------------------------------------------------------------------------
Consumer Services -- 4.0%
21,000 AOL Time Warner, Inc.*                                              655,410
 5,700 Cablevision Systems Corp., Class A Shares*                          195,225
 5,930 Imax Corp.*                                                           7,294
 6,750 Univision Communications, Inc.*                                     168,750
20,300 The Walt Disney Co.                                                 377,377
----------------------------------------------------------------------------------
                                                                         1,404,056
----------------------------------------------------------------------------------
Education -- 0.8%
10,200 Career Education Corp.*                                             265,914
----------------------------------------------------------------------------------
Electronic Components -- 9.4%
10,700 Alpha Industries, Inc.                                              249,096
 7,400 Exar Corp.*                                                         166,796
23,700 Intel Corp.                                                         578,754
15,000 Lam Research Corp.*                                                 284,400
14,600 Lattice Semiconductor Corp.*                                        255,500
 8,900 Micrel Inc.                                                         223,835
 8,000 Microsemi Corp.*                                                    280,000
 6,800 National Semiconductor Corp.*                                       176,664
 7,700 Rudolph Technologies, Inc.*                                         194,810
21,000 Texas Instruments, Inc.                                             587,790
14,500 TriQuint Semiconductor, Inc.*                                       256,360
----------------------------------------------------------------------------------
                                                                         3,254,005
----------------------------------------------------------------------------------
Energy -- 1.5%
 8,400 Newfield Exploration Co.*                                           292,404
 6,000 Stone Energy Corp.*                                                 237,300
----------------------------------------------------------------------------------
                                                                           529,704
----------------------------------------------------------------------------------
Finance -- 11.8%
 9,567 Ambac Financial Group, Inc.                                         459,216
 9,200 American International Group, Inc.                                  723,120

                      See Notes to Financial Statements.


    20 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



             Smith Barney Premier Selections All Cap Growth Portfolio

SHARES                             SECURITY                               VALUE
-----------------------------------------------------------------------------------
Finance -- 11.8% (continued)
10,500 Arthur J. Gallagher & Co.                                        $  383,670
18,300 Bank One Corp.                                                      607,377
 3,580 Commerce Bancorp, Inc.                                              261,340
14,000 Eaton Vance Corp.                                                   393,400
11,300 IndyMac Bancorp, Inc.*                                              290,184
 4,400 Investors Financial Services Corp.                                  232,760
   950 M & T Bank Corp.                                                     62,225
10,200 Merrill Lynch & Co., Inc.                                           445,842
 6,800 Nationwide Financial Services, Inc.                                 231,336
----------------------------------------------------------------------------------
                                                                         4,090,470
----------------------------------------------------------------------------------
Healthcare - Drugs -- 12.4%
 5,600 Abgenix, Inc.*                                                      166,824
 8,835 Affymetrix, Inc.                                                    265,492
13,600 Amgen, Inc.*                                                        772,752
 8,500 Biovail Corp.*                                                      401,710
10,000 King Pharmaceuticals, Inc.*                                         389,900
13,600 Merck & Co., Inc.                                                   867,816
16,900 Pfizer, Inc.                                                        708,110
 4,700 ResMed, Inc.*                                                       262,260
 9,685 Sepracor, Inc.*                                                     459,456
----------------------------------------------------------------------------------
                                                                         4,294,320
----------------------------------------------------------------------------------
Healthcare - Services -- 6.6%
 4,600 Amerisourcebergen Corp.*                                            292,376
 7,500 Henry Schein, Inc.*                                                 253,125
15,000 Johnson & Johnson                                                   868,650
 4,400 Pharmaceutical Product Development, Inc.*                           117,348
 8,410 Quest Diagnostics, Inc.*                                            549,845
 7,200 Renal Care Group., Inc.*                                            226,080
----------------------------------------------------------------------------------
                                                                         2,307,424
----------------------------------------------------------------------------------
Industrial Services -- 2.9%
10,500 The AES Corp.*                                                      145,425
 5,400 Air Products & Chemicals, Inc.                                      216,216
 1,400 Alcan Inc.                                                           42,770
 3,800 BJ Services Co.*                                                     97,242
 2,130 Cooper Cameron Corp.*                                                83,070
 5,400 Smith International, Inc.*                                          255,420
 4,800 Weatherford International, Inc.*                                    164,304
----------------------------------------------------------------------------------
                                                                         1,004,447
----------------------------------------------------------------------------------
Process Industries -- 2.0%
20,000 Ecolab Inc.                                                         703,600
----------------------------------------------------------------------------------
Producer Manufacturing -- 10.4%
18,300 Cytyc Corp.*                                                        479,826
 3,100 Danaher Corp.                                                       172,794
14,200 General Electric Co.                                                517,022
40,000 Gillette Co.                                                      1,243,600
15,900 Manufacturers' Services Ltd.*                                        66,780

                      See Notes to Financial Statements.


    21 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


              Smith Barney Premier Selections All Cap Growth Portfolio

SHARES                             SECURITY                                VALUE
------------------------------------------------------------------------------------
Producer Manufacturing -- 10.4% (continued)
 3,500 Sealed Air Corp.*                                                $   140,140
20,300 Tyco International Ltd.                                              997,542
-----------------------------------------------------------------------------------
                                                                          3,617,704
-----------------------------------------------------------------------------------
Retail -- 6.1%
10,800 Abercrombie & Fitch Co., Class A Shares*                             203,256
27,100 Amazon.com, Inc.*                                                    189,158
 7,600 Bebe Stores, Inc.*                                                   126,768
 5,280 Best Buy Co., Inc.*                                                  289,872
 6,300 Brinker International, Inc.*                                         160,020
 3,200 CEC Entertainment Inc.*                                              123,968
13,700 Genesco, Inc.*                                                       250,025
20,300 The Home Depot, Inc.                                                 776,069
-----------------------------------------------------------------------------------
                                                                          2,119,136
-----------------------------------------------------------------------------------
Technology -- 12.3%
 9,100 Activision, Inc.*                                                    328,965
 9,300 Apple Computer, Inc.*                                                163,308
19,000 Cisco Systems, Inc.*                                                 321,480
 8,500 Emulex Corp.*                                                        201,280
 5,550 Fiserv, Inc.*                                                        206,405
15,000 Intuit, Inc.*                                                        603,300
 8,690 Jabil Circuit, Inc.*                                                 184,228
 4,475 Maxim Integrated Products, Inc.*                                     204,731
 7,200 McDATA Corp., Class A Shares*                                        105,912
 5,425 Mercury Interactive Corp.*                                           129,224
16,900 Microsoft Corp.*                                                     982,735
 8,700 Netegrity, Inc.*                                                     102,138
 3,700 Network Associates, Inc.*                                             71,040
10,500 Peregrine Systems, Inc.*                                             151,620
 9,300 Precise Software Solutions Ltd.*                                     177,723
 5,800 Retek, Inc.*                                                         117,856
 6,770 Siebel Systems, Inc.*                                                110,554
 8,750 Symbol Technologies, Inc.                                            112,437
-----------------------------------------------------------------------------------
                                                                          4,274,936
-----------------------------------------------------------------------------------
Telecommunications -- 2.2%
 4,050 Amdocs Ltd.*                                                         105,746
 6,200 Comverse Technology, Inc.*                                           116,622
30,500 Motorola, Inc.                                                       499,285
 3,850 Time Warner Telecom Inc., Class A Shares*                             42,196
-----------------------------------------------------------------------------------
                                                                            763,849
-----------------------------------------------------------------------------------
Transportation -- 0.4%
 8,400 Atlantic Coast Airlines Holdings, Inc.*                              157,752
-----------------------------------------------------------------------------------
       TOTAL COMMON STOCK(Cost -- $38,348,178)                           32,076,065
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    22 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                Smith Barney Premier Selections All Cap Growth Portfolio

   FACE
  AMOUNT                               SECURITY                                VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.7%
$2,662,000 Goldman Sachs & Co., 2.550% due 11/1/01; Proceeds at maturity --
             $2,662,189; (Fully collateralized by U.S. Treasury Bills,
             Notes, & Bonds, 0.000% to 14.000% due 11/8/01 to 4/15/32;
             Market value -- $2,715,245) (Cost -- $2,662,000)               $ 2,662,000
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $41,010,178**)                 $34,738,065
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purpose is substantially the same.

                      See Notes to Financial Statements.


    23 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                      Smith Barney Large Cap Core Portfolio

  SHARES                             SECURITY                             VALUE
 -------------------------------------------------------------------------------

COMMON STOCK -- 94.5%
Consumer Durables -- 2.0%
11,340 Electronic Arts, Inc.*                                         $  583,556
 8,006 SPX Corp.*                                                        797,398
--------------------------------------------------------------------------------
                                                                       1,380,954
--------------------------------------------------------------------------------
Consumer Non-Durables -- 7.0%
14,750 The Coca-Cola Co.                                                 706,230
 8,350 Colgate-Palmolive Co.                                             480,292
14,310 The Gillette Co.                                                  444,897
12,750 Kimberly Clark Corp.                                              707,752
19,425 Kraft Foods Inc., Class A Shares                                  655,594
 4,850 McDonald's Corp.                                                  126,440
18,055 PepsiCo, Inc.                                                     879,459
 6,750 The Procter & Gamble Co.                                          498,015
 5,250 Unilever NV -- NY Shares                                          272,895
--------------------------------------------------------------------------------
                                                                       4,771,574
--------------------------------------------------------------------------------
Consumer Services -- 4.4%
54,200 AOL Time Warner, Inc.*                                          1,691,582
 7,560 Clear Channel Communications, Inc.*                               288,187
14,500 Cox Communications, Inc.*                                         555,350
 8,931 Viacom Inc., Class A Shares*                                      326,071
 8,400 The Walt Disney Co.                                               156,156
--------------------------------------------------------------------------------
                                                                       3,017,346
--------------------------------------------------------------------------------
Energy -- 8.4%
 6,445 Anadarko Petroleum Corp.                                          367,687
14,092 BP Amoco PLC, Sponsored ADR                                       681,207
 6,750 ChevronTexaco Corp.                                               597,713
 6,400 Duke Energy Corp.                                                 245,824
 3,000 Dynegy Inc., Class A Shares                                       107,700
13,560 El Paso Corp.                                                     665,254
 2,900 Exelon Corp.                                                      122,003
50,106 Exxon Mobil Corp.                                               1,976,682
 6,950 Royal Dutch Petroleum Co., NY Shares                              351,044
 8,450 Total Fina Elf SA                                                 589,303
--------------------------------------------------------------------------------
                                                                       5,704,417
--------------------------------------------------------------------------------
Finance -- 17.8%
25,450 AFLAC, Inc.                                                       622,507
30,450 AMBAC Financial Group, Inc.                                     1,461,600
28,850 American International Group, Inc.                              2,267,610
17,125 Annuity and Life Re Holdings, Ltd.                                397,985
 7,598 AXA, Sponsored ADR                                                165,484
10,400 Bank of America Co., Inc.                                         613,496
10,400 Capital One Financial Corp.                                       429,624
 5,750 Countrywide Credit Industries, Inc.                               229,598
24,450 Fannie Mae                                                      1,979,472
24,530 IndyMac Bancorp, Inc.*                                            629,930
36,100 J.P. Morgan Chase & Co.                                         1,276,496
 6,550 Lehman Brothers Holdings Inc.                                     409,113

                      See Notes to Financial Statements.


    24 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                     Smith Barney Large Cap Core Portfolio

 SHARES                           SECURITY                              VALUE
---------------------------------------------------------------------------------
Finance -- 17.8% (continued)
12,150  Morgan Stanley Dean Witter & Co.                             $   594,378
 9,300  State Street Corp.                                               423,522
15,800  Wells Fargo Co.                                                  624,100
--------------------------------------------------------------------------------
                                                                      12,124,915
--------------------------------------------------------------------------------
Healthcare -- 15.9%
21,040  Affymetrix, Inc.*                                                632,252
 9,450  American Home Products Corp.                                     527,594
14,950  Bristol-Myers Squibb Co.                                         799,078
 4,750  Cardinal Health, Inc.                                            318,773
 7,675  Eli, Lilly & Co.                                                 587,138
 8,701  Genentech, Inc.*                                                 454,627
12,400  HCA Inc.                                                         491,784
20,050  Johnson & Johnson                                              1,161,096
23,550  Merck & Co., Inc.                                              1,502,725
59,775  Pfizer Inc.                                                    2,504,572
13,700  Pharmacia Corp.                                                  555,124
21,085  Sepracor Inc.*                                                 1,000,272
 5,250  Stryker Corp.                                                    295,260
--------------------------------------------------------------------------------
                                                                      10,830,295
--------------------------------------------------------------------------------
Industrial Services -- 1.6%
26,400  The AES Corp.*                                                   365,640
 3,400  Emerson Electric Co.                                             166,668
10,025  Praxair Inc.                                                     472,980
 1,960  Weatherford International, Inc.*                                  67,091
--------------------------------------------------------------------------------
                                                                       1,072,379
--------------------------------------------------------------------------------
Producer Manufacturing -- 7.5%
17,300  Alcoa, Inc.                                                      558,271
 2,135  General Dynamics Corp.                                           174,216
64,230  General Electric Co.                                           2,338,614
15,400  Georgia-Pacific Corp.                                            427,504
 3,950  Minnesota Mining & Manufacturing Co.                             412,301
23,700  Tyco International Ltd.                                        1,164,618
--------------------------------------------------------------------------------
                                                                       5,075,524
--------------------------------------------------------------------------------
Retail -- 7.3%
16,476  The Home Depot, Inc.                                             629,877
 9,350  The Kroger Co.*                                                  228,701
10,850  Lowe's Cos., Inc.                                                369,985
23,700  Safeway Inc.*                                                    987,105
20,700  Target Corp.                                                     644,805
23,900  The TJX Cos., Inc.                                               807,820
24,600  Wal-Mart Stores, Inc.                                          1,264,440
--------------------------------------------------------------------------------
                                                                       4,932,733
--------------------------------------------------------------------------------
Software -- 4.3%
40,930  Microsoft Corp.*                                               2,380,080
39,950  Oracle Corp.*                                                    541,722
--------------------------------------------------------------------------------
                                                                       2,921,802
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    25 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        Smith Barney Large Cap Core Portfolio

  SHARES                               SECURITY                                VALUE
----------------------------------------------------------------------------------------
Technology -- 10.2%
     9,700 Applied Materials, Inc.*                                         $   330,867
    41,000 Cisco Systems, Inc.*                                                 693,720
    23,200 Dell Computer Corp.*                                                 556,336
     9,600 Electronic Data Systems Corp.                                        617,952
    15,880 Hewlett-Packard Co.                                                  267,260
    58,618 Intel Corp.                                                        1,431,451
    12,700 International Business Machines Corp.                              1,372,489
     6,100 Lexmark International Group, Inc., Class A Shares*                   272,975
    10,050 Linear Technology Corp.                                              389,940
    65,611 Lucent Technologies Inc.                                             439,594
    21,400 Sun Microsystems, Inc.*                                              217,210
    10,350 Xilinx, Inc.*                                                        314,847
---------------------------------------------------------------------------------------
                                                                              6,904,641
---------------------------------------------------------------------------------------
Telecommunications & Equipment -- 2.0%
    16,179 AT&T Wireless Services Inc.*                                         233,625
    47,600 Motorola, Inc.                                                       779,212
    15,800 Nokia Oyj, Sponsored ADR                                             324,058
---------------------------------------------------------------------------------------
                                                                              1,336,895
---------------------------------------------------------------------------------------
Transportation -- 0.3%
    14,025 Knightsbridge Tankers Ltd.                                           232,535
---------------------------------------------------------------------------------------
Utilities -- 5.8%
    27,337 AT&T Corp.                                                           416,889
    16,525 Qwest Communications International Inc.*                             213,999
    32,350 SBC Communications Inc.                                            1,232,858
    14,400 Sprint Corp. (PCS Group)*                                            321,120
    23,515 Verizon Communications Inc.                                        1,171,282
    41,900 WorldCom, Inc.*                                                      563,555
---------------------------------------------------------------------------------------
                                                                              3,919,703
---------------------------------------------------------------------------------------
           TOTAL COMMON STOCK(Cost -- $73,435,962)                           64,225,713
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

  FACE
 AMOUNT                                SECURITY                                VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
$3,740,000 Goldman Sachs Inc., 2.550% due 11/1/01; Proceeds at maturity --
             $3,740,265; (Fully collateralized by U.S. Treasury Bills,
             Notes, & Bonds, 0.000% to 14.000% due 11/8/01 to 4/15/32;
             Market value -- $3,814,807) (Cost -- $3,740,000)                 3,740,000
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $77,175,962**)                 $67,965,713
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

  * Non-income producing security.
  ** Aggregate cost for Federal Income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    26 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 Smith Barney Growth and Income Portfolio

 SHARES                          SECURITY                             VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 93.2%
Aerospace & Defense -- 1.2%
 2,300  The Boeing Co.                                              $   74,980
 5,600  United Technologies Corp.                                      301,784
------------------------------------------------------------------------------
                                                                       376,764
------------------------------------------------------------------------------
Banks -- 8.4%
 6,300  Bank of America Corp.                                          371,637
28,200  The Bank of New York Co., Inc.                                 959,082
 6,400  Bank One Corp.                                                 212,416
10,900  Fleet Boston Financial Corp.                                   358,174
 4,800  J.P. Morgan Chase & Co.                                        169,728
 2,200  PNC Financial Services Group                                   120,780
 4,600  Washington Mutual, Inc.                                        138,874
 7,600  Wells Fargo & Co.                                              300,200
------------------------------------------------------------------------------
                                                                     2,630,891
------------------------------------------------------------------------------
Beverages -- 2.0%
 1,500  The Coca-Cola Co.                                               71,820
11,100  PepsiCo, Inc.                                                  540,681
------------------------------------------------------------------------------
                                                                       612,501
------------------------------------------------------------------------------
Biotechnology -- 0.8%
 2,300  Amersham PLC, Sponsored ADR                                    100,855
   800  Genentech, Inc.*                                                41,800
 1,500  Invitrogen Corp.*                                               92,010
------------------------------------------------------------------------------
                                                                       234,665
------------------------------------------------------------------------------
Brokers & Investment Management -- 2.5%
 3,500  The Goldman Sachs Group, Inc.                                  273,560
 5,900  Merrill Lynch & Co., Inc.                                      257,889
 4,900  Morgan Stanley Dean Witter & Co.                               239,708
------------------------------------------------------------------------------
                                                                       771,157
------------------------------------------------------------------------------
Chemicals -- 1.5%
 2,400  Air Products and Chemicals, Inc.                                96,096
 6,100  OM Group, Inc.                                                 369,355
------------------------------------------------------------------------------
                                                                       465,451
------------------------------------------------------------------------------
Commercial Services -- 1.2%
 2,200  Automatic Data Processing, Inc.                                113,652
 4,500  Ecolab Inc.                                                    158,310
 1,400  First Data Corp.                                                94,598
------------------------------------------------------------------------------
                                                                       366,560
------------------------------------------------------------------------------
Communications Equipment -- 1.2%
 7,500  Comverse Technology, Inc.*                                     141,075
 6,600  Motorola, Inc.                                                 108,042
 6,700  Nokia Corp., Sponsored ADR                                     137,417
------------------------------------------------------------------------------
                                                                       386,534
------------------------------------------------------------------------------
Computers & Peripherals -- 3.2%
15,800  Dell Computer Corp.*                                           378,884
 2,700  International Business Machines Corp.                          291,789

                      See Notes to Financial Statements.


    27 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                    Smith Barney Growth and Income Portfolio

 SHARES                             SECURITY                                VALUE
--------------------------------------------------------------------------------------
Computers & Peripherals -- 3.2% (continued)
32,400  Sun Microsystems, Inc.*                                          $    328,860
-------------------------------------------------------------------------------------
                                                                              999,533
-------------------------------------------------------------------------------------
Diversified Financials -- 0.2%
 2,000  American Express Co.                                                   58,860
-------------------------------------------------------------------------------------
Diversified Telecommunications -- 6.2%
34,000  AT&T Corp.                                                            518,500
15,537  General Motors Corp., Class H Shares                                  213,634
 7,400  SBC Communications, Inc.                                              282,014
 6,300  UnitedGlobalCom Inc., Class A Shares*                                   8,190
18,500  Verizon Communications, Inc.                                          921,485
-------------------------------------------------------------------------------------
                                                                            1,943,823
-------------------------------------------------------------------------------------
Electric Utilities -- 1.3%
 1,400  Exelon Corp.                                                           58,898
 5,200  PG&E Corp.*                                                            93,912
11,200  The Southern Co.                                                      267,680
-------------------------------------------------------------------------------------
                                                                              420,490
-------------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
 1,200  Cooper Industries, Inc.                                                46,440
-------------------------------------------------------------------------------------
Electronic Equipment -- 0.3%
 3,100  Celestica, Inc.*                                                      106,392
-------------------------------------------------------------------------------------
Food & Drug Retailing -- 2.4%
 3,200  The Kroger Co.                                                         78,272
16,500  Safeway, Inc.*                                                        687,225
-------------------------------------------------------------------------------------
                                                                              765,497
-------------------------------------------------------------------------------------
Food Products -- 1.7%
 6,700  ConAgra Foods, Inc.                                                   153,430
 2,800  Kraft Foods Inc., Class A Shares                                       94,500
 3,600  Unilever NV                                                           187,128
 3,100  Unilever PLC, Sponsored ADR                                            90,055
-------------------------------------------------------------------------------------
                                                                              525,113
-------------------------------------------------------------------------------------
Government Sponsored Enterprises -- 1.8%
 8,300  Freddie Mac                                                           562,906
-------------------------------------------------------------------------------------
Healthcare -- 0.1%
   800  Anthem, Inc.*                                                          33,504
-------------------------------------------------------------------------------------
Healthcare Equipment -- 0.3%
 2,300  Baxter International Inc.                                             111,251
-------------------------------------------------------------------------------------
Healthcare Providers -- 2.0%
16,200  HCA, Inc.                                                             642,492
-------------------------------------------------------------------------------------
Household Products -- 0.9%
 5,000  Kimberly-Clark Corp.                                                  277,550
-------------------------------------------------------------------------------------
Industrial Conglomerates -- 3.4%
12,700  General Electric Co.                                                  462,407
 6,100  SPX Corp.*                                                            607,560
-------------------------------------------------------------------------------------
                                                                            1,069,967
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    28 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedules of Investments  (continued)                         October 31, 2001


                    Smith Barney Growth and Income Portfolio

 SHARES                             SECURITY                                VALUE
--------------------------------------------------------------------------------------
Insurance -- 4.5%
11,568  American International Group, Inc.                               $    909,245
     2  Berkshire Hathaway Inc., Class A Shares*                              142,400
 2,900  The Hartford Financial Services Group, Inc.                           156,600
   900  Marsh & McLennan Cos., Inc.                                            87,075
 1,300  XL Capital Ltd., Class A Shares                                       112,918
-------------------------------------------------------------------------------------
                                                                            1,408,238
-------------------------------------------------------------------------------------
Internet Software -- 1.8%
17,000  AOL Time Warner Inc.*                                                 530,570
35,000  Genuity, Inc.*                                                         53,200
-------------------------------------------------------------------------------------
                                                                              583,770
-------------------------------------------------------------------------------------
Machinery -- 2.2%
 3,100  Cummins, Inc.                                                          97,061
 5,700  Danaher Corp.                                                         317,718
 2,400  Deere & Co.                                                            88,776
 3,600  PACCAR, Inc.                                                          190,152
-------------------------------------------------------------------------------------
                                                                              693,707
-------------------------------------------------------------------------------------
Media -- 2.2%
 2,500  Comcast Corp., Special Class A Shares*                                 89,600
25,800  The News Corp. Ltd.                                                   614,040
-------------------------------------------------------------------------------------
                                                                              703,640
-------------------------------------------------------------------------------------
Metals & Mining -- 1.7%
16,600  Alcoa, Inc.                                                           535,682
-------------------------------------------------------------------------------------
Multi-Line Retail -- 5.2%
25,100  Costco Wholesale Corp.*                                               949,533
21,600  Federated Department Stores, Inc.*                                    690,984
-------------------------------------------------------------------------------------
                                                                            1,640,517
-------------------------------------------------------------------------------------
Oil & Gas -- 6.8%
 2,600  Amerada Hess Corp.                                                    152,750
 1,700  Devon Energy Corp.                                                     65,110
 3,800  El Paso Corp.                                                         186,428
21,300  Exxon Mobil Corp.                                                     840,285
 3,400  Royal Dutch Petroleum Co., Sponsored ADR                              171,734
10,500  Total Fina Elf SA, Sponsored ADR                                      732,270
-------------------------------------------------------------------------------------
                                                                            2,148,577
-------------------------------------------------------------------------------------
Paper & Forest Products -- 1.5%
 7,800  Georgia-Pacific Group                                                 216,528
21,300  PolyOne Corp.                                                         182,115
 2,000  UPM -- Kymmene Oyj, Sponsored ADR                                      64,100
-------------------------------------------------------------------------------------
                                                                              462,743
-------------------------------------------------------------------------------------
Pharmaceuticals -- 10.9%
 5,000  Abbott Laboratories                                                   264,900
 4,500  American Home Products Corp.                                          251,235
 3,200  Merck & Co., Inc.                                                     204,192
18,800  Novartis AG, ADR                                                      707,444
29,500  Pfizer Inc.                                                         1,236,050
 6,000  Pharmacia Corp.                                                       243,120

                      See Notes to Financial Statements.


    29 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                    Smith Barney Growth and Income Portfolio

     SHARES                           SECURITY                          VALUE
---------------------------------------------------------------------------------
Pharmaceuticals -- 10.9% (continued)
           8,400 Teva Pharmaceutical Industries Ltd., Sponsored ADR* $   519,120
--------------------------------------------------------------------------------
                                                                       3,426,061
--------------------------------------------------------------------------------
Railroads -- 1.2%
           9,600 Canadian National Railway Co.                           380,160
--------------------------------------------------------------------------------
REIT's -- 0.4%
           2,500 BRE Properties, Inc., Class A Shares                     72,500
           2,000 CarrAmerica Realty Corp.                                 56,620
--------------------------------------------------------------------------------
                                                                         129,120
--------------------------------------------------------------------------------
Semiconductors & Equipment -- 2.6%
          24,000 Intel Corp.                                             586,080
           6,000 Micron Technology, Inc.*                                136,560
           4,000 Teradyne, Inc.*                                          92,200
--------------------------------------------------------------------------------
                                                                         814,840
--------------------------------------------------------------------------------
Software -- 6.4%
           2,200 Amdocs Ltd.*                                             57,442
          16,500 BEA Systems, Inc.*                                      200,310
          15,000 BMC Software, Inc.*                                     226,050
          22,200 Liberty Media Corp., Class A Shares*                    259,518
          19,525 Microsoft Corp.*                                      1,135,379
           5,500 Oracle Corp.*                                            74,580
           2,301 VERITAS Software Corp.*                                  65,302
--------------------------------------------------------------------------------
                                                                       2,018,581
--------------------------------------------------------------------------------
Specialty Retail -- 2.1%
          12,100 Circuit City Stores-Circuit City Group                  166,012
          10,500 The Home Depot, Inc.                                    401,415
           6,000 Staples, Inc.*                                           87,480
--------------------------------------------------------------------------------
                                                                         654,907
--------------------------------------------------------------------------------
Wireless Telecommunications -- 1.0%
          22,486 AT&T Wireless Services Inc.*                            324,698
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $32,923,967)                                29,333,582
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------

      FACE
     AMOUNT                           SECURITY                          VALUE
---------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.4%
Diversified Telecommunications -- 1.1%
        $ 70,000 Hutchison Whampoa Ltd., 2.875% due 9/15/03+              69,037
         306,000 NTL (Delaware), Inc., 5.750% due 12/15/09                71,910
         209,000 Verizon Communications, Inc., 5.750% due 4/1/03         213,180
--------------------------------------------------------------------------------
                                                                         354,127
--------------------------------------------------------------------------------
Semiconductors & Equipment -- 0.3%
          85,000 Teradyne, Inc., 3.750% due 10/15/06+                     99,450
--------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost -- $535,658)                                      453,577
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    30 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001


                                        Smith Barney Growth and Income Portfolio

   FACE
  AMOUNT                                               SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.6%
Commercial Services -- 0.6%
$    3,600 Electronic Data Systems Corp., 7.625%; (Cost -- $180,721)                                         $    197,280
-------------------------------------------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $33,640,346)                                                                               29,984,439
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
 1,501,000 Goldman, Sachs & Co., 2.550% due 11/1/01; Proceeds at maturity -- $1,501,106; (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 14.000% due 11/8/01 to 4/15/32;
             Market value --$1,531,022) (Cost -- $1,501,000)                                                    1,501,000
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $35,141,346**)                                                                           $ 31,485,439
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
 +Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    31 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                                 Smith Barney Government Portfolio
   FACE
  AMOUNT                                     SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 31.7%
           U.S. Treasury Notes:
$2,350,000  6.00% due 5/15/05                                                             $ 2,097,398
 2,950,000  6.00% due 5/15/09                                                               2,134,334
-----------------------------------------------------------------------------------------------------
           TOTAL U.S. TREASURY OBLIGATIONS
           (Cost -- $4,048,323)                                                             4,231,732
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 66.5%
   700,000 Federal Home Loan Bank, 6.500% due 11/15/05                                        768,114
           Federal Home Loan Mortgage Corporation:
   316,200  7.500% due 8/1/30                                                                 190,376
   463,028  7.500% due 12/1/30                                                                216,292
 2,000,000  6.500% due 9/1/31                                                               2,060,328
           Federal National Mortgage Association:
 2,007,758  6.000% due 8/1/16                                                               2,033,553
   500,000  6.500% due 4/1/29                                                                 392,969
   311,200  7.500% due 9/1/29                                                                 267,902
    43,073  6.000% due 3/1/31                                                                  43,322
   351,237  6.000% due 6/1/31                                                                 354,171
 1,107,908  6.000% due 9/1/31                                                               1,120,607
   499,850  6.000% due 10/1/31                                                                506,411
           Government National Mortgage Association:
   646,500  7.500% due 12/15/28                                                               369,234
   732,026  8.000% due 11/15/29                                                               557,122
-----------------------------------------------------------------------------------------------------
           TOTAL U.S. GOVERNMENT AGENCIES
           (Cost -- $8,599,745)                                                             8,880,401
-----------------------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $12,648,068)                                                           13,112,133
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
   236,000 J.P. Morgan Chase & Co., 2.550% due 11/1/01; Proceeds at maturity -- $236,017;
             (Fully collateralized by U.S. Treasury Strips, 7.500% to 11.250%
             due 2/15/01 to 5/15/18; Market value -- $240,720) (Cost -- $236,000)             236,000
-----------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $12,884,068*)                                                         $13,348,133
-----------------------------------------------------------------------------------------------------

* Aggregate cost of Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    32 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001



                                                     Smith Barney
                                                  Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                    All Cap Growth     Large Cap       Growth and     Government
                                                       Portfolio     Core Portfolio Income Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                              $38,348,178      $73,435,962     $33,640,346    $12,648,068
   Repurchase agreements, at cost                      2,662,000        3,740,000       1,501,000        236,000
----------------------------------------------------------------------------------------------------------------
   Investments, at value                             $32,076,065      $64,225,713     $29,984,439    $13,112,133
   Repurchase agreements, at value                     2,662,000        3,740,000       1,501,000        236,000
   Cash                                                      259              117             392            359
   Receivable for securities sold                        276,520               --              --             --
   Dividends and interest receivable                      11,234           47,960          36,264         66,007
   Receivable for Fund shares sold                        11,150          188,546         170,361          2,046
   Receivable from manager                                    --               --          32,270         29,182
----------------------------------------------------------------------------------------------------------------
   Total Assets                                       35,037,228       68,202,336      31,724,726     13,445,727
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                      599,988          995,227          99,256             --
   Investment management fee payable                       8,377           55,891              --             --
   Payable for Fund shares purchased                          --               --           8,025             --
   Accrued expenses                                       45,241           58,412          41,380         36,066
----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                     653,606        1,109,530         148,661         36,066
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $34,383,622      $67,092,806     $31,576,065    $13,409,661
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest        $    32,040      $    74,916     $    38,765    $    11,725
   Capital paid in excess of par value                43,046,182       85,644,751      38,475,536     12,140,028
   Undistributed net investment income                    18,516          196,909         112,770        471,073
   Accumulated net realized gain (loss) from
     security transactions and futures contracts      (2,441,003)      (9,613,521)     (3,395,099)       322,770
   Net unrealized appreciation (depreciation)
     of investments and future contracts              (6,272,113)      (9,210,249)     (3,655,907)       464,065
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $34,383,622      $67,092,806     $31,576,065    $13,409,661
----------------------------------------------------------------------------------------------------------------
Shares Outstanding                                     3,203,992        7,491,646       3,876,488      1,172,498
----------------------------------------------------------------------------------------------------------------
Net Asset Value                                           $10.73            $8.96           $8.15         $11.44
----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    33 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                                                   Smith Barney
                                                                Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                                  All Cap Growth     Large Cap       Growth and     Government
                                                                     Portfolio     Core Portfolio Income Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                        $   203,140      $    247,374    $   104,084     $  597,837
   Dividends                                                           168,635           603,203        300,474             --
   Less: Foreign withholding tax                                           (31)           (7,198)        (7,535)            --
----------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                             371,744           843,379        397,023        597,837
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment management fee (Note 2)                                  250,605           468,387        201,025         67,921
   Audit and legal                                                      62,015            68,356         58,588         42,361
   Custody                                                              16,233            12,957         24,032            282
   Shareholder and system servicing fees                                15,881            15,410         16,864         15,127
   Shareholder communications                                           10,413            12,074            243          7,612
   Trustees' fees                                                        2,126             2,497          1,711            697
   Pricing service fees                                                     --                --            113             --
   Other                                                                 5,319                46         13,554         13,714
----------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                      362,592           579,727        316,130        147,714
   Less: Investment management fee reimbursements (Note 2)             (45,159)               --        (61,498)       (57,022)
----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        317,433           579,727        254,632         90,692
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                   54,311           263,652        142,391        507,145
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        (2,274,211)       (9,134,572)    (3,221,517)       332,198
     Futures contracts                                                (181,601)           12,278             --             --
----------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                         (2,455,812)       (9,122,294)    (3,221,517)       332,198
----------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments and
   Futures Contracts:
     Beginning of year                                               1,105,533           501,108        357,909         97,200
     End of year                                                    (6,272,113)       (9,210,249)    (3,655,907)       464,065
----------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)                                    (7,377,646)       (9,711,357)    (4,013,816)       366,865
----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
 and Futures Contracts                                              (9,833,458)      (18,833,651)    (7,235,333)       699,063
----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                  $(9,779,147)     $(18,569,999)   $(7,092,942)    $1,206,208
----------------------------------------------------------------------------------------------------------------------------

    34 Smith Barney Investment Series | 2001 Annual Report to Shareholders


                      See Notes to Financial Statements.

 Statements of Changes in Net Assets        For the Year Ended October 31, 2001


                                                            Smith Barney
                                                         Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                           All Cap Growth     Large Cap       Growth and     Government
                                                              Portfolio     Core Portfolio Income Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                    $    54,311      $    263,652    $   142,391    $   507,145
   Net realized gain (loss)                                  (2,455,812)       (9,122,294)    (3,221,517)       332,198
   Change in net unrealized appreciation (depreciation)      (7,377,646)       (9,711,357)    (4,013,816)       366,865
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                         (9,779,147)      (18,569,999)    (7,092,942)     1,206,208
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (82,115)         (130,049)      (115,954)      (255,029)
   Net realized gain                                            (89,141)               --        (81,894)            --
-----------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                             (171,256)         (130,049)      (197,848)      (255,029)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                          25,347,957        38,961,930     22,869,861     13,605,173
   Net asset value of shares issued for
     reinvestment of dividends                                  171,256           130,049        197,848        255,029
   Cost of shares reacquired                                 (2,604,348)       (2,929,509)    (2,289,711)    (6,397,380)
-----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 22,914,865        36,162,470     20,777,998      7,462,822
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                       12,964,462        17,462,422     13,487,208      8,414,001

NET ASSETS:
   Beginning of year                                         21,419,160        49,630,384     18,088,857      4,995,660
-----------------------------------------------------------------------------------------------------------------------
   End of year*                                             $34,383,622      $ 67,092,806    $31,576,065    $13,409,661
-----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:              $18,516          $196,909       $112,770       $471,073
-----------------------------------------------------------------------------------------------------------------------

    35 Smith Barney Investment Series | 2001 Annual Report to Shareholders


                      See Notes to Financial Statements.


 Statements of Changes in Net Assets (continued)        For the Year Ended October 31, 2000


                                                            Smith Barney
                                                         Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                           All Cap Growth     Large Cap       Growth and     Government
                                                             Portfolio      Core Portfolio Income Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                    $    47,749      $    64,249     $    91,312    $   262,586
   Net realized gain (loss)                                     169,676         (486,815)        (90,237)            --
   Change in net unrealized appreciation (depreciation)       1,011,621          247,411         328,473         57,700
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                          1,229,046         (175,155)        329,548        320,286
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (5,008)          (5,012)         (7,000)       (79,999)
-----------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                               (5,008)          (5,012)         (7,000)       (79,999)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                          21,023,534       51,115,794      17,989,875      3,177,400
   Net asset value of shares issued for
     reinvestment of dividends                                    5,008            5,012           7,000         79,999
   Cost of shares reacquired                                 (3,865,070)      (6,583,806)     (3,275,942)    (3,568,453)
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                 17,163,472       44,537,000      14,720,933       (311,054)
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            18,387,510       44,356,833      15,043,481        (70,767)

NET ASSETS:
   Beginning of year                                          3,031,650        5,273,551       3,045,376      5,066,427
-----------------------------------------------------------------------------------------------------------------------
   End of year*                                             $21,419,160      $49,630,384     $18,088,857    $ 4,995,660
-----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:              $46,320          $63,306         $86,795       $209,529
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    36 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income, and Smith Barney Government (formerly known as Select Government) Portfolios ("Portfolio(s)") are separate investment portfolios of the Smith Barney Investment Series ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and three other separate investment portfolios:
Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, and Smith Barney International Aggressive Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Smith Barney Growth and Income and Smith Barney Government Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


    37 Smith Barney Investment Series | 2001 Annual Report to Shareholders

Also, the Smith Barney Premier Selections All Cap Growth Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Portfolios.

The Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, and Smith Barney Growth and Income Portfolios pay SBFM a management fee calculated at an annual rate of 0.75% of their average daily net assets and the Select Government Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates received brokerage commissions of $9,527.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

All officers and one Trustee of the Portfolios are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000, such benefit is reduced by any payments received under the CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


    38 Smith Barney Investment Series | 2001 Annual Report to Shareholders

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                          Purchases     Sales
---------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio $59,554,854 $34,096,097
--------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                     55,713,665  14,778,873
--------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                  45,386,053  16,894,035
--------------------------------------------------------------------------------
Smith Barney Government Portfolio                         15,011,149   6,874,375
--------------------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                    Net Unrealized
                                                                                     Appreciation
                                                         Appreciation Depreciation  (Depreciation)
---------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio  $1,473,479  $ (7,745,592)  $(6,272,113)
--------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                      1,516,348   (10,726,597)   (9,210,249)
--------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                     701,067    (4,356,974)   (3,655,907)
--------------------------------------------------------------------------------------------------
Smith Barney Government Portfolio                            464,065            --       464,065
--------------------------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts. Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Portfolios did not hold any futures contracts.

    39 Smith Barney Investment Series | 2001 Annual Report to Shareholders

6. Option Contracts

The Portfolios may from time to time enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Portfolios did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

    40 Smith Barney Investment Series | 2001 Annual Report to Shareholders

8. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, the Portfolios did not hold any TBA securities.

9. Capital Loss Carryforwards

At October 31, 2001, the Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core and Smith Barney Growth and Income Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $2,258,000, $7,033,000 and $2,971,000, respectively, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                                                 2007   2008      2009
------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio            --      -- $2,258,000
-----------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                           $5,000 $45,000  6,983,000
-----------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                            --      --  2,971,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

10. Sharesof Beneficial Interest

At October 31, 2001, the Trust had an unlimited number of shares authorized with a par value of $0.01 per share.

Transactions in shares of each Portfolio were as follows:

                                                            Year Ended       Year Ended
                                                         October 31, 2001 October 31, 2000
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio
Shares sold                                                 1,929,669        1,481,655
Shares issued on reinvestment                                  12,060              426
Shares reacquired                                            (217,155)        (302,494)
------------------------------------------------------------------------------------------
Net Increase                                                1,724,574        1,179,587
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio
Shares sold                                                 3,686,081        4,140,876
Shares issued on reinvestment                                  11,529              424
Shares reacquired                                            (295,202)        (554,063)
------------------------------------------------------------------------------------------
Net Increase                                                3,402,408        3,587,237
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio
Shares sold                                                 2,428,621        1,691,973
Shares issued on reinvestment                                  19,706              647
Shares reacquired                                            (250,724)        (315,226)
------------------------------------------------------------------------------------------
Net Increase                                                2,197,603        1,377,394
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Smith Barney Government Portfolio
Shares sold                                                 1,260,681          306,687
Shares issued on reinvestment                                  24,173            8,163
Shares reacquired                                            (582,687)        (344,523)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                                       702,167          (29,673)
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

    41 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Premier Selections All Cap Growth Portfolio     2001   2000/(1)/ 1999/(2)/
------------------------------------------------------------------------------------------
        Net Asset Value, Beginning of Year               $  14.48   $  10.11   $ 10.00
------------------------------------------------------------------------------------------
        Income (Loss) From Operations:
         Net investment income/(3)/                          0.02       0.09      0.01
        Net realized and unrealized gain (loss)             (3.69)      4.30      0.10
------------------------------------------------------------------------------------------
        Total Income (Loss) From Operations                 (3.67)      4.39      0.11
------------------------------------------------------------------------------------------
        Less Distributions From:
         Net investment income                              (0.04)     (0.02)       --
         Net realized gains                                 (0.04)        --        --
------------------------------------------------------------------------------------------
        Total Distributions                                 (0.08)     (0.02)       --
------------------------------------------------------------------------------------------
        Net Asset Value, End of Year                     $  10.73   $  14.48   $ 10.11
------------------------------------------------------------------------------------------
        Total Return                                       (25.45)%    43.43%     1.10%++
------------------------------------------------------------------------------------------
        Net Assets, End of Year (000s)                    $34,384    $21,419    $3,032
------------------------------------------------------------------------------------------
        Ratios to Average Net Assets:
         Expenses/(3)(4)/                                    0.95%      0.95%     0.95%+
         Net investment income                               0.16       0.72      1.00+
------------------------------------------------------------------------------------------
        Portfolio Turnover Rate                               116%        58%        8%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $45,159, $30,419 and $13,182 for the years ended October 31, 2001 and, October 31, 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                                     Expense Ratios
                                                         Net Investment Income Without Fee Waivers and/or
                                                          Per Share Decreases    Expense Reimbursements
                                                         --------------------- ------------------------
                                                          2001    2000   1999   2001       2000    1999
                                                          -----  -----  -----  ----       ----    ----
Smith Barney Premier Selections All Cap Growth Portfolio $0.02   $0.15  $0.05  1.08%      2.14%    5.35%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.




    42 Smith Barney Investment Series | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

   Smith Barney Large Cap Core Portfolio        2001   2000/(1)/ 1999/(2)/
   --------------------------------------------------------------------------
   Net Asset Value, Beginning of Year       $  12.14   $  10.51   $ 10.00
   --------------------------------------------------------------------------
   Income (Loss) From Operations:
    Net investment income/(3)/                  0.04       0.05      0.01
    Net realized and unrealized gain (loss)    (3.19)      1.59      0.50
   --------------------------------------------------------------------------
   Total Income (Loss) From Operations         (3.15)      1.64      0.51
   --------------------------------------------------------------------------
   Less Distributions From:
    Net investment income                      (0.03)     (0.01)       --
   --------------------------------------------------------------------------
   Total Distributions                         (0.03)     (0.01)       --
   --------------------------------------------------------------------------
   Net Asset Value, End of Year             $   8.96   $  12.14   $ 10.51
   --------------------------------------------------------------------------
   Total Return                               (26.03)%    15.61%     5.10%++
   --------------------------------------------------------------------------
   Net Assets, End of Year (000s)            $67,093    $49,630    $5,274
   --------------------------------------------------------------------------
   Ratios to Average Net Assets:
    Expenses/(3)(4)/                            0.93%      0.95%     0.95%+
    Net investment income                       0.42       0.42      0.67+
   --------------------------------------------------------------------------
   Portfolio Turnover Rate                        26%        30%        6%
   --------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                  Expense Ratios
                                      Net Investment Income Without Fee Waivers and/or
                                       Per Share Decreases    Expense Reimbursements
                                      --------------------- ------------------------
                                         2000       1999        2000           1999
                                       --------    -------    --------        ------
Smith Barney Large Cap Core Portfolio    $0.07      $0.05       1.55%          5.00%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    43 Smith Barney Investment Series | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

   Smith Barney Growth and Income Portfolio     2001   2000/(1)/ 1999/(2)/
   --------------------------------------------------------------------------
   Net Asset Value, Beginning of Year       $  10.77   $  10.10   $ 10.00
   --------------------------------------------------------------------------
   Income (Loss) From Operations:
    Net investment income/(3)/                  0.05       0.16      0.01
    Net realized and unrealized gain (loss)    (2.58)      0.53      0.09
   --------------------------------------------------------------------------
   Total Income (Loss) From Operations         (2.53)      0.69      0.10
   --------------------------------------------------------------------------
   Less Distributions From:
    Net investment income                      (0.05)     (0.02)       --
    Net realized gains                         (0.04)        --        --
   --------------------------------------------------------------------------
   Total Distributions                         (0.09)     (0.02)       --
   --------------------------------------------------------------------------
   Net Asset Value, End of Year             $   8.15   $  10.77   $ 10.10
   --------------------------------------------------------------------------
   Total Return                               (23.63)%     6.86%     1.00%++
   --------------------------------------------------------------------------
   Net Assets, End of Year (000s)            $31,576    $18,089    $3,045
   --------------------------------------------------------------------------
   Ratios to Average Net Assets:
    Expenses/(3)(4)/                            0.95%      0.95%     0.95%+
    Net investment income                       0.53       1.54      0.69+
   --------------------------------------------------------------------------
   Portfolio Turnover Rate                        68%        72%        1%
   --------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3)The Manager has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $61,498, $21,016 and $12,636 for the years ended October 31, 2001 and October 31, 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                     Expense Ratios
                                         Net Investment Income Without Fee Waivers and/or
                                          Per Share Decreases    Expense Reimbursements
                                         --------------------- ------------------------
                                          2001    2000   1999   2001       2000    1999
                                          -----  -----  -----  ----       ----    ----
Smith Barney Growth and Income Portfolio $0.02   $0.12  $0.05  1.18%      2.05%    5.22%+

(4)As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.



    44 Smith Barney Investment Series | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

       Smith Barney Government Portfolio      2001  2000/(1)/ 1999/(2)/
       -------------------------------------------------------------------
       Net Asset Value, Beginning of Year $  10.62   $ 10.13   $ 10.00
       -------------------------------------------------------------------
       Income From Operations:
        Net investment income/(3)/            0.52      0.53      0.05
        Net realized and unrealized gain      0.87      0.12      0.08
       -------------------------------------------------------------------
       Total Income From Operations           1.39      0.65      0.13
       -------------------------------------------------------------------
       Less Distributions From:
        Net investment income                (0.57)    (0.16)       --
       -------------------------------------------------------------------
       Total Distributions                   (0.57)    (0.16)       --
       -------------------------------------------------------------------
       Net Asset Value, End of Year       $  11.44   $ 10.62   $ 10.13
       -------------------------------------------------------------------
       Total Return                          13.56%     6.55%     1.30%++
       -------------------------------------------------------------------
       Net Assets, End of Year (000s)      $13,410    $4,996    $5,066
       -------------------------------------------------------------------
       Ratios to Average Net Assets:
        Expenses/(3)(4)/                      0.80%     0.80%     0.80%+
        Net investment income                 4.47      5.19      4.36+
       -------------------------------------------------------------------
       Portfolio Turnover Rate                  90%        0%        0%
       -------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and October 31, 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                              Expense Ratios
                                  Net Investment Income Without Fee Waivers and/or
                                   Per Share Decreases    Expense Reimbursements
                                  --------------------- ------------------------
                                   2001    2000   1999   2001       2000    1999
                                   -----  -----  -----  ----       ----    ----
Smith Barney Government Portfolio $0.06   $0.13  $0.04  1.30%      2.06%    3.73%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.80%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

    45 Smith Barney Investment Series | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Trustees
of the Smith Barney Investment Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Premier Selections All Cap Growth Portfolio, Large Cap Portfolio, Select Growth and Income Portfolio and Smith Barney Government Portfolio ("Portfolios") of the Smith Barney Investment Series ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from September 15, 1999 to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                                        /s/ KPMG

New York, New York
December 12, 2001

    46 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


The following October 31, 2001 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders:

        Smith Barney Premier Selection All Cap Growth Portfolio  37.19%
        Smith Barney Large Cap Core Portfolio.................. 100.00%
        Smith Barney Growth and Income Portfolio...............  39.98%

Percentage of ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                    Smith Barney Government Portfolio 40.97%

    47 Smith Barney Investment Series  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                               INVESTMENT SERIES



           BOARD OF TRUSTEES         INVESTMENT MANAGER
           Donald M. Carlton         Smith Barney Fund Management LLC
           A. Benton Cocanougher
           Stephen Randolph Gross    CUSTODIAN
           Heath B. McLendon
           Alan G. Merten            PFPC Trust Company
           R. Richardson Pettit
                                     TRANSFER AGENT
           OFFICERS
           Heath B. McLendon         Citi Fiduciary Trust Company
           President                 125 Broad Street, 11th Floor
                                     New York, New York 10004
           Lewis E. Daidone
           Senior Vice President     SUB-TRANSFER AGENT
           and Treasurer
                                     PFPC Global Fund Services
           James E. Conroy           P.O. Box 9699
           Vice President and        Providence, Rhode Island
           Investment Officer        02940-9699

           Michael Kagan
           Vice President and
           Investment Officer

           Lawrence B. Weissman, CFA
           Vice President and
           Investment Officer

           Paul A. Brook
           Controller

           Robert I. Frenkel
           Secretary

   Smith Barney Investment Series



 This report is submitted for general information of the shareholders of the Smith Barney Investment Series -- Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income, and Select Government Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the investment policies and expenses as well as other pertinent information.

 SMITH BARNEY INVESTMENT SERIES
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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